UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2018

MFS® Global Equity Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VGE-ANN

MFS® Global Equity Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	3.1%
Medtronic PLC	3.1%
Visa, Inc., “A”	3.1%
Comcast Corp., “A”	2.8%
Nestle S.A.	2.7%
Accenture PLC, “A”	2.4%
Honeywell International, Inc.	2.3%
Diageo PLC	2.3%
Reckitt Benckiser Group PLC	2.3%
Essity AB	2.3%

GICS equity sectors
Health Care	20.4%
Consumer Staples	17.8%
Industrials	17.2%
Information Technology	12.8%
Financials	9.7%
Consumer Discretionary	8.3%
Communication Services	6.7%
Materials	5.8%
Energy	0.6%

Issuer country weightings (x)
United States	55.1%
France	10.4%
United Kingdom	8.0%
Switzerland	7.7%
Germany	4.4%
Japan	2.6%
Netherlands	2.4%
Sweden	2.2%
Canada	1.8%
Other Countries	5.4%

Currency exposure weightings (y)
United States Dollar	56.6%
Euro	20.4%
British Pound Sterling	8.0%
Swiss Franc	7.7%
Japanese Yen	2.6%
Swedish Krona	2.2%
South Korean Won	0.8%
Danish Krone	0.7%
Brazilian Real	0.3%
Other Currencies	0.7%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Global Equity Series (“fund”) provided a total return of –9.74%, while Service Class shares of the fund provided a total return of –9.92%. These compare with a return of –8.71% over the same period for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Security selection and an overweight position in the consumer staples sector held back the fund’s returns relative to the MSCI World Index. Within this sector, an overweight position in shares of beauty products company Coty hurt relative results as the stock lagged the benchmark over the reporting period. Shares of Coty fell as on-going execution challenges, including a difficult retail environment and disruptions in the company’s supply chain, weighed on corporate profits.

The fund’s overweight position in the industrials sector also dampened relative returns, led by its overweight position in shares of human resources and employment services provider Adecco (Switzerland). Adecco’s stock price declined as slowing organic growth, notably in Europe, appeared to have weighed on investor sentiment.

Not holding a position in the strong-performing utilities sector further weakened relative performance. There were no individual stocks within this sector that were among the fund’s top relative detractors.

Stocks in other sectors that hindered relative results included overweight positions in pharmaceutical company Bayer (Germany), custody bank State Street, advertising and marketing firm WPP (United Kingdom), investment management and banking firm UBS (Switzerland), financial services firm Goldman Sachs Group and wealth management firm Julius Baer Group (Switzerland). Not holding shares of strong-performing software giant Microsoft and internet retailer Amazon.com also detracted from relative results as both stocks outpaced the benchmark.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Contributors to Performance

Stock selection in the materials sector was a primary factor that benefited relative performance. Within this sector, an overweight position in industrial gas supplier Linde (Germany) lifted relative returns. Shares of Linde rose as the stock overcame earlier concerns over U.S. regulatory approval of its pending merger with Spanish gas company Praxair.

3

MFS Global Equity Series

Management Review – continued

The fund’s underweight position in the financials sector further supported relative results. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

An overweight position in the health care sector also aided relative performance, led by the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, medical device maker Medtronic, pharmaceutical and medical products maker Abbott Laboratories and medical equipment manufacturers, Cooper Companies and Stryker. Shares of Thermo Fisher Scientific rose on the back of better-than-expected organic sales and strong operational execution across all of its business divisions.

Elsewhere, the fund’s overweight positions in global payments technology company Visa, wine and alcoholic beverage producer Pernod Ricard (France) and luxury goods company LVMH Moet Hennessy Louis Vuitton (France), as well as its avoidance of poor-performing social media company Facebook, helped relative results.

Respectfully,

Portfolio Manager(s)

Ryan McAllister and Roger Morley

Note to Shareholders: Effective April 15, 2018, David Mannheim is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	(9.74)%	4.24%	10.66%
Service Class	5/01/00	(9.92)%	3.99%	10.40%

Comparative benchmark(s)
MSCI World Index (net div) (f)		(8.71)%	4.56%	9.67%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.97%	$1,000.00	$921.86	$4.70
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
Service Class	Actual	1.22%	$1,000.00	$920.98	$5.91
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.3%
Aerospace – 3.9%
Honeywell International, Inc.	9,161	$1,210,351
MTU Aero Engines Holding AG	1,877	340,651
United Technologies Corp.	4,845	515,896

		$2,066,898

Airlines – 1.2%
Aena S.A.	4,080	$634,585

Alcoholic Beverages – 6.3%
AmBev S.A.	44,968	$178,264
Carlsberg A.S., “B”	3,361	357,572
Diageo PLC	33,576	1,196,147
Heineken N.V.	5,481	484,805
Pernod Ricard S.A.	6,553	1,075,910

		$3,292,698

Apparel Manufacturers – 3.7%
Burberry Group PLC	12,948	$286,419
Compagnie Financiere Richemont S.A.	7,655	491,967
LVMH Moet Hennessy Louis Vuitton SE	3,966	1,173,272

		$1,951,658

Automotive – 0.8%
Aptiv PLC	3,713	$228,609
Harley-Davidson, Inc.	5,016	171,146

		$399,755

Broadcasting – 3.8%
Omnicom Group, Inc.	4,190	$306,876
Walt Disney Co.	10,272	1,126,325
WPP PLC	52,728	568,975

		$2,002,176

Brokerage & Asset Managers – 0.8%
Deutsche Boerse AG	1,862	$223,899
Franklin Resources, Inc.	6,360	188,637

		$412,536

Business Services – 6.3%
Accenture PLC, “A”	8,967	$1,264,437
Adecco S.A.	5,322	249,234
Brenntag AG	5,883	254,115
Cognizant Technology Solutions Corp., “A”	9,236	586,301
Compass Group PLC	28,380	596,857
PayPal Holdings, Inc. (a)	4,136	347,796

		$3,298,740

Cable TV – 2.8%
Comcast Corp., “A”	43,790	$1,491,049

Chemicals – 2.9%
3M Co.	4,648	$885,630
PPG Industries, Inc.	5,956	608,882

		$1,494,512

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 2.9%
Check Point Software Technologies Ltd. (a)	6,725	$690,321
Oracle Corp.	18,101	817,260

		$1,507,581

Consumer Products – 6.1%
Colgate-Palmolive Co.	9,951	$592,284
Coty, Inc., “A”	33,956	222,751
Essity AB	48,146	1,182,063
Reckitt Benckiser Group PLC	15,532	1,190,399

		$3,187,497

Electrical Equipment – 3.6%
Amphenol Corp., “A”	3,552	$287,783
Legrand S.A.	8,367	472,614
Resideo Technologies, Inc. (a)	1,582	32,510
Schneider Electric S.A.	15,689	1,073,507

		$1,866,414

Electronics – 1.9%
Hoya Corp.	6,000	$366,734
Microchip Technology, Inc.	2,906	208,999
Samsung Electronics Co. Ltd.	11,932	412,855

		$988,588

Food & Beverages – 5.4%
Danone S.A.	13,373	$942,463
Kellogg Co.	8,355	476,319
Nestle S.A.	17,319	1,408,049

		$2,826,831

Gaming & Lodging – 0.4%
Sands China Ltd.	21,200	$92,863
Wynn Resorts Ltd.	931	92,085

		$184,948

Insurance – 1.1%
Aon PLC	3,947	$573,736

Internet – 0.7%
eBay, Inc. (a)	13,993	$392,784

Machinery & Tools – 1.1%
Kubota Corp.	40,500	$570,273

Major Banks – 5.5%
Bank of New York Mellon Corp.	18,283	$860,581
Erste Group Bank AG	5,815	193,547
Goldman Sachs Group, Inc.	2,696	450,367
State Street Corp.	12,921	814,927
UBS AG	44,938	560,959

		$2,880,381

Medical Equipment – 14.7%
Abbott Laboratories	11,864	$858,123
Cooper Cos., Inc.	2,595	660,428
Medtronic PLC	17,623	1,602,988

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Olympus Corp.	13,200	$403,632
Sonova Holding AG	1,067	173,976
Stryker Corp.	6,016	943,008
Thermo Fisher Scientific, Inc.	7,190	1,609,050
Waters Corp. (a)	2,535	478,228
Zimmer Biomet Holdings, Inc.	9,095	943,333

		$7,672,766

Network & Telecom – 0.9%
Cisco Systems, Inc.	11,008	$476,977

Oil Services – 0.7%
National Oilwell Varco, Inc.	4,356	$111,949
NOW, Inc. (a)	2,588	30,125
Schlumberger Ltd.	6,289	226,907

		$368,981

Other Banks & Diversified Financials – 5.3%
American Express Co.	7,657	$729,865
Grupo Financiero Banorte S.A. de C.V.	29,931	145,880
Julius Baer Group Ltd.	5,770	206,184
Kasikornbank Co. Ltd.	20,500	116,162
Visa, Inc., “A”	12,105	1,597,134

		$2,795,225

Pharmaceuticals – 5.1%
Bayer AG	15,501	$1,075,562
Johnson & Johnson	1,737	224,160
Merck KGaA	4,243	437,430
Roche Holding AG	3,721	920,107

		$2,657,259

Railroad & Shipping – 3.6%
Canadian National Railway Co.	12,908	$956,612
Kansas City Southern Co.	9,733	929,015

		$1,885,627

Restaurants – 0.7%
Whitbread PLC	6,167	$359,930

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Chemicals – 4.6%
Akzo Nobel N.V.	9,301	$750,226
L’Air Liquide S.A.	4,633	575,680
Linde PLC	1,567	244,515
Linde PLC	5,294	840,389

		$2,410,810

Specialty Stores – 0.9%
AutoZone, Inc. (a)	272	$228,028
Hermes International	204	113,314
Sally Beauty Holdings, Inc. (a)	8,003	136,451

		$477,793

Trucking – 1.6%
United Parcel Service, Inc., “B”	8,793	$857,581

Total Common Stocks (Identified Cost, $34,204,724)		$51,986,589

INVESTMENT COMPANIES (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $373,176)	373,214	$373,176

OTHER ASSETS, LESS LIABILITIES – 0.0%		(1,553)

NET ASSETS – 100.0%		$52,358,212

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $373,176 and $51,986,589, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $34,204,724)	$51,986,589
Investments in affiliated issuers, at value (identified cost, $373,176)	373,176
Cash	3,696
Receivables for
Fund shares sold	63,232
Interest and dividends	125,776
Receivable from investment adviser	2,432
Other assets	570
Total assets	$52,555,471

Liabilities
Payables for
Fund shares reacquired	$142,813
Payable to affiliates
Shareholder servicing costs	127
Distribution and/or service fees	192
Payable for independent Trustees’ compensation	1
Deferred country tax expense payable	1,483
Accrued expenses and other liabilities	52,643
Total liabilities	$197,259
Net assets	$52,358,212

Net assets consist of
Paid-in capital	$30,903,434
Total distributable earnings (loss)	21,454,778
Net assets	$52,358,212
Shares of beneficial interest outstanding	2,783,989

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$45,218,919	2,402,147	$18.82
Service Class	7,139,293	381,842	18.70

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$1,268,923
Dividends from affiliated issuers	6,472
Income on securities loaned	5,702
Other	41
Foreign taxes withheld	(69,961)
Total investment income	$1,211,177
Expenses
Management fee	$532,580
Distribution and/or service fees	23,203
Shareholder servicing costs	9,716
Administrative services fee	18,820
Independent Trustees’ compensation	2,149
Custodian fee	19,624
Shareholder communications	10,496
Audit and tax fees	56,949
Legal fees	572
Miscellaneous	19,265
Total expenses	$693,374
Reduction of expenses by investment adviser	(96,098)
Net expenses	$597,276
Net investment income (loss)	$613,901

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $539 country tax)	$3,448,466
Affiliated issuers	20
Foreign currency	(5,313)
Net realized gain (loss)	$3,443,173
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,806 decrease in deferred country tax)	$(9,539,173)
Translation of assets and liabilities in foreign currencies	(1,245)
Net unrealized gain (loss)	$(9,540,418)
Net realized and unrealized gain (loss)	$(6,097,245)
Change in net assets from operations	$(5,483,344)

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$613,901	$532,510
Net realized gain (loss)	3,443,173	2,643,999
Net unrealized gain (loss)	(9,540,418)	9,170,172
Change in net assets from operations	$(5,483,344)	$12,346,681
Total distributions to shareholders (a)	$(3,119,040)	$(2,751,035)
Change in net assets from fund share transactions	$(2,050,773)	$1,626,350
Total change in net assets	$(10,653,157)	$11,221,996

Net assets
At beginning of period	63,011,369	51,789,373
At end of period (b)	$52,358,212	$63,011,369

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $485,003 and $2,266,032, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $531,202.

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$22.00	$18.59	$18.39	$19.59	$19.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.20	$0.17	$0.18	$0.20
Net realized and unrealized gain (loss)	(2.23)	4.20	1.20	(0.49)	0.54
Total from investment operations	$(2.00)	$4.40	$1.37	$(0.31)	$0.74

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.18)	$(0.18)	$(0.21)	$(0.14)
From net realized gain	(0.97)	(0.81)	(0.99)	(0.68)	(0.19)
Total distributions declared to shareholders	$(1.18)	$(0.99)	$(1.17)	$(0.89)	$(0.33)
Net asset value, end of period (x)	$18.82	$22.00	$18.59	$18.39	$19.59
Total return (%) (k)(r)(s)(x)	(9.74)	24.07	7.35	(1.41)	3.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.16	1.19	1.26	1.28
Expenses after expense reductions (f)	0.97	0.97	0.99	1.00	1.09
Net investment income (loss)	1.07	0.95	0.93	0.91	1.06
Portfolio turnover	15	11	13	12	15
Net assets at end of period (000 omitted)	$45,219	$52,850	$44,756	$45,946	$51,635

Service Class	Year ended

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net asset value, beginning of period	$21.86	$18.49	$18.30	$19.50	$19.10

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.14	$0.13	$0.13	$0.15
Net realized and unrealized gain (loss)	(2.21)	4.18	1.18	(0.48)	0.54
Total from investment operations	$(2.03)	$4.32	$1.31	$(0.35)	$0.69

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.14)	$(0.13)	$(0.17)	$(0.10)
From net realized gain	(0.97)	(0.81)	(0.99)	(0.68)	(0.19)
Total distributions declared to shareholders	$(1.13)	$(0.95)	$(1.12)	$(0.85)	$(0.29)
Net asset value, end of period (x)	$18.70	$21.86	$18.49	$18.30	$19.50
Total return (%) (k)(r)(s)(x)	(9.92)	23.75	7.06	(1.67)	3.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.38	1.42	1.44	1.51	1.53
Expenses after expense reductions (f)	1.22	1.22	1.24	1.25	1.34
Net investment income (loss)	0.86	0.68	0.70	0.67	0.80
Portfolio turnover	15	11	13	12	15
Net assets at end of period (000 omitted)	$7,139	$10,162	$7,033	$6,893	$6,533

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments

14

MFS Global Equity Series

Notes to Financial Statements – continued

and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$28,482,576	$—	$—	$28,482,576
France	5,426,760	—	—	5,426,760
United Kingdom	4,198,727	—	—	4,198,727
Switzerland	—	4,010,477	—	4,010,477
Germany	2,331,656	—	—	2,331,656
Japan	—	1,340,639	—	1,340,639
Netherlands	1,235,031	—	—	1,235,031
Sweden	1,182,063	—	—	1,182,063
Canada	956,612	—	—	956,612
Other Countries	1,873,357	948,691	—	2,822,048
Mutual Funds	373,176	—	—	373,176
Total	$46,059,958	$6,299,807	$—	$52,359,765

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent

15

MFS Global Equity Series

Notes to Financial Statements – continued

will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$692,013	$580,030
Long-term capital gains	2,427,027	2,171,005
Total distributions	$3,119,040	$2,751,035

16

MFS Global Equity Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$35,049,577
Gross appreciation	19,014,087
Gross depreciation	(1,703,899)
Net unrealized appreciation (depreciation)	$17,310,188

Undistributed ordinary income	710,888
Undistributed long-term capital gain	3,433,744
Other temporary differences	(42)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$467,135	$423,403	$2,182,087	$1,909,361
Service Class	64,876	61,600	404,942	356,671
Total	$532,011	$485,003	$2,587,029	$2,266,032

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $5,631, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.97% of average daily net assets for the Initial Class shares and 1.22% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $90,467, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $9,429, which equated to 0.0159% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $287.

17

MFS Global Equity Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0318% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $102 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $30,797 and $14,908, respectively. The sales transactions resulted in net realized gains (losses) of $1,896.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $8,651,410 and $12,973,211, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	317,099	$6,565,809	326,604	$6,761,721
Service Class	91,085	1,943,172	170,893	3,542,376
	408,184	$8,508,981	497,497	$10,304,097

Shares issued to shareholders in reinvestment of distributions
Initial Class	123,334	$2,649,222	113,572	$2,332,764
Service Class	22,006	469,818	20,473	418,271
	145,340	$3,119,040	134,045	$2,751,035

Shares reacquired
Initial Class	(440,375)	$(9,499,130)	(445,086)	$(9,224,639)
Service Class	(196,025)	(4,179,664)	(106,876)	(2,204,143)
	(636,400)	$(13,678,794)	(551,962)	$(11,428,782)

Net change
Initial Class	58	$(284,099)	(4,910)	$(130,154)
Service Class	(82,934)	(1,766,674)	84,490	1,756,504
	(82,876)	$(2,050,773)	79,580	$1,626,350

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion

18

MFS Global Equity Series

Notes to Financial Statements – continued

of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $362 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		639,548	11,621,985	(11,888,319)	373,214

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$20	$—	$—	$6,472	$373,176

19

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Global Equity Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Ryan McAllister Roger Morley

23

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,670,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 61.19% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® Growth Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VEG-ANN

MFS® Growth Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	6.6%
Amazon.com, Inc.	6.1%
Visa, Inc., “A”	4.7%
Adobe Systems, Inc.	4.2%
Alphabet, Inc., “A”	4.2%
MasterCard, Inc., “A”	3.7%
Facebook, Inc., “A”	3.0%
Salesforce.com, Inc.	2.7%
Thermo Fisher Scientific, Inc.	2.6%
Alphabet, Inc., “C”	2.4%

GICS equity sectors
Information Technology	34.5%
Health Care	15.8%
Communication Services	15.1%
Consumer Discretionary	12.7%
Industrials	6.9%
Financials	4.2%
Consumer Staples	3.8%
Materials	2.6%
Real Estate	1.7%
Energy	0.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Growth Series (“fund”) provided a total return of 2.67%, while Service Class shares of the fund provided a total return of 2.41%. These compare with a return of –1.51% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Stock selection in the information technology sector contributed to performance relative to the Russell 1000® Growth Index. Within this sector, the fund’s overweight holdings of software company Adobe Systems, customer information software manager Salesforce.com, debit and credit transaction processing company Mastercard, global payments technology company Visa and financial management solutions provider Intuit bolstered relative returns. The stock price of Adobe Systems appreciated as the company delivered strong earnings results, driven by perpetual Acrobat revenues and healthy revenue growth in the company’s Creative Cloud, Document Cloud and Experience Cloud services divisions.

Stock selection and an underweight position in the industrials sector also benefited relative performance. However, there were no stocks within this sector that were among the fund’s top relative contributors over the reporting period.

Security selection in the health care sector further supported relative results. Within this sector, the fund’s overweight position in life sciences supply company Thermo Fisher Scientific, and holdings of pharmaceutical and medical products maker Abbott Laboratories (b), buoyed relative returns.

Stocks in other sectors that strengthened relative performance included the fund’s overweight positions in internet TV show and movie subscription services provider Netflix and internet retailer Amazon.com. The stock price of Netflix advanced as the company reported strong revenue results driven by robust subscriber growth, both domestically and in international markets, and higher average selling prices. Avoiding poor-performing tobacco company Altria Group also helped relative results.

Detractors from Performance

Security selection in the consumer staples sector hindered relative performance. Within this sector, the fund’s overweight positions in tobacco company Philip Morris International, alcoholic beverages company Constellation Brands and global consumer products company Colgate-Palmolive held back relative results. The share price of Philip Morris International fell on the back of subdued financial results driven by slower-than-expected growth in its new, reduced-risk product line, declining smoking rates, increased competition and currency headwinds.

3

MFS Growth Series

Management Review – continued

An overweight allocation to the communication services sector also negatively impacted relative returns. Within this sector, the fund’s overweight holdings of video game makers, Electronic Arts and Activision Blizzard, and social networking service provider Facebook dampened relative performance. The stock price of Electronic Arts depreciated as the stock was negatively affected by the firm’s reduced outlook for its Live services, driven by the delay in Battlefield V and a shift in the timing of the monetization of FIFA. Incremental foreign exchange headwinds, lower mobile games growth and slower-than-anticipated subscription sales also weighed on the stock price.

Elsewhere, the timing of the fund’s ownership in shares of health insurance and Medicare/Medicaid provider UnitedHealth Group (h) held back relative results. The fund’s overweight position in Vulcan Materials, a basic materials supplier for the infrastructure and construction industries, also hurt relative returns. In addition, not owning strong-performing aerospace company Boeing and biotechnology firm Amgen detracted from relative performance.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

Note to Shareholders: Effective September 1, 2018, Matthew Sabel is no longer a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	2.67%	10.12%	15.20%
Service Class	5/01/00	2.41%	9.85%	14.91%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		(1.51)%	10.40%	15.29%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.74%	$1,000.00	$914.32	$3.57
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
Service Class	Actual	0.99%	$1,000.00	$913.22	$4.77
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.1%
Aerospace – 0.3%
FLIR Systems, Inc.	91,259	$3,973,417

Alcoholic Beverages – 1.1%
Constellation Brands, Inc., “A”	75,153	$12,086,105
Pernod Ricard S.A.	24,948	4,096,111

		$16,182,216

Apparel Manufacturers – 1.3%
NIKE, Inc., “B”	271,561	$20,133,533

Biotechnology – 2.7%
Biogen, Inc. (a)	36,611	$11,016,982
Biomarin Pharmaceutical, Inc. (a)	40,209	3,423,796
Illumina, Inc. (a)	19,959	5,986,303
Regeneron Pharmaceuticals, Inc. (a)	12,824	4,789,764
Vertex Pharmaceuticals, Inc. (a)	105,447	17,473,623

		$42,690,468

Broadcasting – 1.9%
Netflix, Inc. (a)	108,107	$28,935,920

Brokerage & Asset Managers – 2.0%
Charles Schwab Corp.	188,691	$7,836,337
Intercontinental Exchange, Inc.	291,339	21,946,567

		$29,782,904

Business Services – 10.3%
Cognizant Technology Solutions Corp., “A”	35,301	$2,240,908
CoStar Group, Inc. (a)	3,983	1,343,625
Fidelity National Information Services, Inc.	164,111	16,829,583
Fiserv, Inc. (a)	455,905	33,504,459
FleetCor Technologies, Inc. (a)	61,374	11,398,379
Global Payments, Inc.	166,587	17,180,117
MSCI, Inc.	71,504	10,541,835
PayPal Holdings, Inc. (a)	232,594	19,558,830
Total System Services, Inc.	36,289	2,949,933
TransUnion	138,529	7,868,447
Verisk Analytics, Inc., “A” (a)	218,586	23,834,617
Worldpay, Inc. (a)	121,701	9,301,607

		$156,552,340

Cable TV – 0.7%
Comcast Corp., “A”	314,915	$10,722,856

Computer Software – 15.4%
Adobe Systems, Inc. (a)	281,501	$63,686,786
Intuit, Inc.	128,402	25,275,934
Microsoft Corp.	990,180	100,572,583
PTC, Inc. (a)	44,890	3,721,381
Salesforce.com, Inc. (a)	295,319	40,449,843

		$233,706,527

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 1.7%
Apple, Inc.	134,635	$21,237,325
Square, Inc., “A” (a)	67,846	3,805,482

		$25,042,807

Construction – 2.6%
Sherwin-Williams Co.	61,280	$24,111,229
Vulcan Materials Co.	160,299	15,837,541

		$39,948,770

Consumer Products – 1.4%
Colgate-Palmolive Co.	177,556	$10,568,133
Estee Lauder Cos., Inc., “A”	81,296	10,576,610

		$21,144,743

Consumer Services – 0.9%
Bookings Holdings, Inc. (a)	8,293	$14,284,029

Electrical Equipment – 2.3%
AMETEK, Inc.	177,813	$12,037,940
Amphenol Corp., “A”	149,739	12,131,854
Fortive Corp.	146,022	9,879,848

		$34,049,642

Electronics – 0.6%
Analog Devices, Inc.	61,550	$5,282,837
NVIDIA Corp.	23,894	3,189,849

		$8,472,686

Energy – Independent – 0.7%
Concho Resources, Inc. (a)	37,809	$3,886,387
Pioneer Natural Resources Co.	55,791	7,337,632

		$11,224,019

Food & Beverages – 0.2%
Monster Worldwide, Inc. (a)	55,550	$2,734,171

Gaming & Lodging – 1.3%
Hilton Worldwide Holdings, Inc.	91,394	$6,562,089
Marriott International, Inc., “A”	115,120	12,497,427

		$19,059,516

General Merchandise – 0.7%
Dollar General Corp.	14,629	$1,581,102
Dollar Tree, Inc. (a)	92,451	8,350,175

		$9,931,277

Insurance – 1.5%
Aon PLC	158,674	$23,064,853

Internet – 10.1%
Alibaba Group Holding Ltd., ADR (a)	38,477	$5,274,042
Alphabet, Inc., “A” (a)	60,728	63,458,331
Alphabet, Inc., “C” (a)	35,515	36,779,689
Facebook, Inc., “A” (a)	343,991	45,093,780
Spotify Technology S.A. (a)	23,277	2,641,940

		$153,247,782

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 2.7%
Activision Blizzard, Inc.	426,701	$19,871,465
Electronic Arts, Inc. (a)	265,703	20,966,624

		$40,838,089

Machinery & Tools – 1.3%
Roper Technologies, Inc.	71,042	$18,934,114

Medical Equipment – 10.1%
Abbott Laboratories	264,260	$19,113,926
Boston Scientific Corp. (a)	360,334	12,734,203
Danaher Corp.	293,451	30,260,667
Edwards Lifesciences Corp. (a)	69,346	10,621,727
Medtronic PLC	300,838	27,364,224
Stryker Corp.	81,360	12,753,180
Thermo Fisher Scientific, Inc.	177,902	39,812,689

		$152,660,616

Other Banks & Diversified Financials – 8.4%
Mastercard, Inc., “A”	294,896	$55,632,130
Visa, Inc., “A”	539,565	71,190,206

		$126,822,336

Pharmaceuticals – 2.9%
Bristol-Myers Squibb Co.	181,749	$9,447,313
Elanco Animal Health, Inc. (a)	24,786	781,503
Eli Lilly & Co.	76,138	8,810,689
Zoetis, Inc.	290,185	24,822,425

		$43,861,930

Railroad & Shipping – 2.0%
Canadian Pacific Railway Ltd.	75,654	$13,437,663
Union Pacific Corp.	124,043	17,146,464

		$30,584,127

Restaurants – 0.8%
Chipotle Mexican Grill, Inc., “A” (a)	10,516	$4,540,704
Starbucks Corp.	119,013	7,664,437

		$12,205,141

Specialty Stores – 8.1%
Amazon.com, Inc. (a)	61,227	$91,961,117
Costco Wholesale Corp.	52,307	10,655,459
Lululemon Athletica, Inc. (a)	35,125	4,271,551
Ross Stores, Inc.	188,668	15,697,178

		$122,585,305

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 1.7%
American Tower Corp., REIT	161,217	$25,502,917

Tobacco – 0.4%
Philip Morris International, Inc.	98,440	$6,571,854

Total Common Stocks (Identified Cost, $781,674,809)		$1,485,450,905

INVESTMENT COMPANIES (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $30,545,398)	30,548,453	$30,545,398

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(2,367,311)

NET ASSETS – 100.0%		$1,513,628,992

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $30,545,398 and $1,485,450,905, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $781,674,809)	$1,485,450,905
Investments in affiliated issuers, at value (identified cost, $30,545,398)	30,545,398
Receivables for
Fund shares sold	600,152
Interest and dividends	707,620
Other assets	7,522
Total assets	$1,517,311,597

Liabilities
Payables for
Fund shares reacquired	$3,375,863
Payable to affiliates
Investment adviser	118,390
Shareholder servicing costs	915
Distribution and/or service fees	7,825
Payable for independent Trustees’ compensation	3
Accrued expenses and other liabilities	179,609
Total liabilities	$3,682,605
Net assets	$1,513,628,992

Net assets consist of
Paid-in capital	$658,969,237
Total distributable earnings (loss)	854,659,755
Net assets	$1,513,628,992
Shares of beneficial interest outstanding	32,432,999

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,226,217,153	26,082,881	$47.01
Service Class	287,411,839	6,350,118	45.26

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$12,115,716
Dividends from affiliated issuers	335,510
Income on securities loaned	51,414
Other	29,623
Foreign taxes withheld	(32,290)
Total investment income	$12,499,973
Expenses
Management fee	$11,983,528
Distribution and/or service fees	773,236
Shareholder servicing costs	53,922
Administrative services fee	248,329
Independent Trustees’ compensation	26,330
Custodian fee	88,166
Shareholder communications	99,701
Audit and tax fees	59,495
Legal fees	13,958
Miscellaneous	54,615
Total expenses	$13,401,280
Reduction of expenses by investment adviser	(161,055)
Net expenses	$13,240,225
Net investment income (loss)	$(740,252)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$152,584,387
Affiliated issuers	(344)
Foreign currency	(11,509)
Net realized gain (loss)	$152,572,534
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(96,117,829)
Translation of assets and liabilities in foreign currencies	(84)
Net unrealized gain (loss)	$(96,117,913)
Net realized and unrealized gain (loss)	$56,454,621
Change in net assets from operations	$55,714,369

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$(740,252)	$1,310,075
Net realized gain (loss)	152,572,534	113,103,757
Net unrealized gain (loss)	(96,117,913)	302,212,191
Change in net assets from operations	$55,714,369	$416,626,023
Total distributions to shareholders (a)	$(114,147,480)	$(61,966,335)
Change in net assets from fund share transactions	$(49,798,519)	$(148,489,901)
Total change in net assets	$(108,231,630)	$206,169,787

Net assets
At beginning of period	1,621,860,622	1,415,690,835
At end of period (b)	$1,513,628,992	$1,621,860,622

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $1,319,086 and $60,647,249, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $1,312,052.

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$48.90	$38.76	$40.17		$39.75	$39.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$0.06	$0.05	(c)	$0.03	$0.07
Net realized and unrealized gain (loss)	1.81	11.95	1.01		2.73	3.33
Total from investment operations	$1.81	$12.01	$1.06		$2.76	$3.40

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.05)	$(0.02)		$(0.07)	$(0.04)
From net realized gain	(3.65)	(1.82)	(2.45)		(2.27)	(2.68)
Total distributions declared to shareholders	$(3.70)	$(1.87)	$(2.47)		$(2.34)	$(2.72)
Net asset value, end of period (x)	$47.01	$48.90	$38.76		$40.17	$39.75
Total return (%) (k)(r)(s)(x)	2.67	31.40	2.44	(c)	7.56	8.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.76	0.75	(c)	0.76	0.76
Expenses after expense reductions (f)	0.74	0.75	0.74	(c)	0.75	0.76
Net investment income (loss)	0.00 (w)	0.13	0.12	(c)	0.08	0.18
Portfolio turnover	15	14	24		31	36
Net assets at end of period (000 omitted)	$1,226,217	$1,332,128	$1,179,822		$1,273,204	$1,263,935

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$47.27	$37.57	$39.09		$38.77	$38.22

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.05)	$(0.05	)(c)	$(0.07)	$(0.02)
Net realized and unrealized gain (loss)	1.77	11.57	0.98		2.66	3.25
Total from investment operations	$1.64	$11.52	$0.93		$2.59	$3.23

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(3.65)	(1.82)	(2.45)		(2.27)	(2.68)
Total distributions declared to shareholders	$(3.65)	$(1.82)	$(2.45)		$(2.27)	$(2.68)
Net asset value, end of period (x)	$45.26	$47.27	$37.57		$39.09	$38.77
Total return (%) (k)(r)(s)(x)	2.41	31.08	2.18	(c)	7.30	8.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.01	1.00	(c)	1.01	1.01
Expenses after expense reductions (f)	0.99	1.00	0.99	(c)	1.00	1.01
Net investment income (loss)	(0.25)	(0.12)	(0.13	)(c)	(0.16)	(0.06)
Portfolio turnover	15	14	24		31	36
Net assets at end of period (000 omitted)	$287,412	$289,733	$235,869		$224,694	$279,063

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

14

MFS Growth Series

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,485,450,905	$—	$—	$1,485,450,905
Mutual Funds	30,545,398	—	—	30,545,398
Total	$1,515,996,303	$—	$—	$1,515,996,303

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

15

MFS Growth Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$8,219,900	$1,319,086
Long-term capital gains	105,927,580	60,647,249
Total distributions	$114,147,480	$61,966,335

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$813,544,754
Gross appreciation	722,356,056
Gross depreciation	(19,904,507)
Net unrealized appreciation (depreciation)	$702,451,549

Undistributed long-term capital gain	152,208,237
Other temporary differences	(31)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,231,227	$1,319,086	$91,363,901	$49,914,949
Service Class	—	—	21,552,352	10,732,300
Total	$1,231,227	$1,319,086	$112,916,253	$60,647,249

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $161,055, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $52,127, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,795.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0147% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $2,804 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

17

MFS Growth Series

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $595,580 and $1,648,313, respectively. The sales transactions resulted in net realized gains (losses) of $327,338.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $29,179, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $257,159,697 and $431,783,909, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,885,287	$98,349,828	1,289,341	$57,742,031
Service Class	1,291,280	65,518,241	948,910	41,064,203
	3,176,567	$163,868,069	2,238,251	$98,806,234
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,680,711	$91,548,350	1,128,290	$50,660,216
Service Class	410,599	21,552,352	247,060	10,732,300
	2,091,310	$113,100,702	1,375,350	$61,392,516
Shares reacquired
Initial Class	(4,724,710)	$(251,082,206)	(5,615,586)	$(250,538,627)
Service Class	(1,481,320)	(75,685,084)	(1,344,567)	(58,150,024)
	(6,206,030)	$(326,767,290)	(6,960,153)	$(308,688,651)
Net change
Initial Class	(1,158,712)	$(61,184,028)	(3,197,955)	$(142,136,380)
Service Class	220,559	11,385,509	(148,597)	(6,353,521)
	(938,153)	$(49,798,519)	(3,346,552)	$(148,489,901)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $10,140 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Growth Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		17,611,165	190,945,469	(178,008,181)	30,548,453

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(344)	$—	$—	$335,510	$30,545,398

19

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Eric Fischman Paul Gordon

23

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $116,521,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® Investors Trust Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VGI-ANN

MFS® Investors Trust Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.4%
Visa, Inc., “A”	3.2%
Johnson & Johnson	3.1%
JPMorgan Chase & Co.	3.1%
American Tower Corp., REIT	2.8%
Danaher Corp.	2.6%
Medtronic PLC	2.6%
Bank of America Corp.	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Fidelity National Information Services, Inc.	2.2%

GICS equity sectors
Information Technology	22.2%
Health Care	16.0%
Financials	13.3%
Communication Services	9.8%
Consumer Staples	9.5%
Consumer Discretionary	9.1%
Industrials	6.9%
Energy	4.7%
Materials	3.5%
Real Estate	2.8%
Utilities	0.5%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Investors Trust Series (“fund”) provided a total return of –5.49%, while Service Class shares of the fund provided a total return of –5.71%. These compare with a return of –4.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection within both the information technology and consumer discretionary sectors detracted from performance relative to the S&P 500 Index. Within the information technology sector, an underweight position in shares of software giant Microsoft detracted from relative returns. The stock price of Microsoft advanced as the company reported better-than-expected earnings results, driven by strong growth in all business segments, particularly within its More Personal Computing division. Management’s favorable forward-looking guidance further supported the stock. An overweight position in shares of information technology company DXC Technology, and the timing of the fund’s ownership in shares of broadband communications and networking services company Broadcom (h), also weighed on relative results. Within the consumer discretionary sector, not owning shares of e-commerce and cloud services giant Amazon.com hurt relative performance. Shares of Amazon.com benefited from strong financial results, with operating income well ahead of street estimates and at the high end of the company’s guidance. Operating income was aided by an improvement in profitability across all segments. In particular, its Cloud services division witnessed continued acceleration in sales and higher operating margins. The fund’s overweight position in commercial products manufacturer Newell Brands further hindered relative returns. Shares of Newell Brands declined during the year, as the company reported disappointing earnings results. Sales were notably weak due, in part, to the closing of its Toys ‘R’ Us stores and cutting inventory to its office channel for writing.

Elsewhere, the fund’s overweight holdings of oil field services company Schlumberger, financial services firm Goldman Sachs Group and beauty products company Coty (h) negatively impacted relative performance. The fund’s position in consumer goods packaging products manufacturer Crown Holdings (b) was also among the fund’s top relative detractors. Not owning shares of strong-performing pharmaceutical company Merck held back relative performance. Shares of Merck advanced as the company posted solid earnings results on the back of strong growth from its flagship immuno-oncology drug Keytruda. In addition, Merck’s management raised the mid-point of its earnings guidance, increased its dividend and announced a share repurchase program, which further supported the stock.

Contributors to Performance

Security selection within both the health care and real estate sectors contributed to relative performance. Within the health care sector, overweight holdings of life sciences supply company Thermo Fisher Scientific, medical device maker Medtronic, healthcare equipment manufacturer Danaher and pharmaceutical company Eli Lilly were notable relative contributors. The stock price of Thermo

3

MFS Investors Trust Series

Management Review – continued

Fisher Scientific advanced during the reporting period after the company delivered solid financial results that extended the company’s streak of stand-out performance and execution within an increasingly choppy environment. Better-than-expected organic sales and strong operational performance were among the key drivers behind Thermo Fisher Scientific’s relative outperformance. Within the real estate sector, the fund’s overweight holdings of broadcast and communication tower management firm American Tower aided relative returns. Shares of American Tower rose as the company reported earnings results ahead of expectations. Domestic property revenue grew, due to an increase in new business and organic tenant billing growth. Management increased its outlook for the upcoming year, driven by higher organic revenue growth, which further supported the stock.

In other sectors, the fund’s overweight positions in global payments technology company Visa, debit and credit transaction processing company Mastercard, global banking and payment technologies provider Fidelity National Information Services and coffee and tea company Starbucks strengthened relative returns. Avoiding shares of poor-performing diversified industrial conglomerate General Electric further contributed to relative performance. The share price of General Electric declined during the year after the company significantly lowered its expectations for future earnings and cash flows, reduced its dividend, changed its management team and moved forward with additional portfolio restructuring after reporting losses in its power segment.

Respectfully,

Portfolio Manager(s)

Kevin Beatty, Alison O’Neill Mackey, and Ted Maloney

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

Note to Shareholders: Effective May 1, 2018, Alison O’Neill Mackey became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	(5.49)%	7.09%	11.82%
Service Class	5/01/00	(5.71)%	6.81%	11.54%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		(4.38)%	8.49%	13.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.79%	$1,000.00	$933.64	$3.85
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$932.56	$5.07
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.3%
Aerospace – 3.1%
Honeywell International, Inc.	75,765	$10,010,072
United Technologies Corp.	69,877	7,440,503

		$17,450,575

Alcoholic Beverages – 2.4%
Diageo PLC	151,679	$5,403,574
Pernod Ricard S.A.	49,571	8,138,861

		$13,542,435

Apparel Manufacturers – 2.3%
LVMH Moet Hennessy Louis Vuitton SE	20,051	$5,931,739
NIKE, Inc., “B”	91,157	6,758,380

		$12,690,119

Biotechnology – 1.1%
Biogen, Inc. (a)	20,071	$6,039,765

Broadcasting – 0.6%
Walt Disney Co.	31,635	$3,468,778

Brokerage & Asset Managers – 3.0%
Blackstone Group LP	156,003	$4,650,450
NASDAQ, Inc.	103,437	8,437,356
TD Ameritrade Holding Corp.	68,966	3,376,575

		$16,464,381

Business Services – 8.0%
Accenture PLC, “A”	69,113	$9,745,624
Amdocs Ltd.	125,752	7,366,552
Cognizant Technology Solutions Corp., “A”	156,146	9,912,148
DXC Technology Co.	107,650	5,723,751
Fidelity National Information Services, Inc.	117,658	12,065,828

		$44,813,903

Cable TV – 2.1%
Comcast Corp., “A”	348,537	$11,867,685

Chemicals – 1.0%
PPG Industries, Inc.	55,416	$5,665,178

Computer Software – 3.4%
Adobe Systems, Inc. (a)	31,367	$7,096,470
Microsoft Corp.	81,673	8,295,526
Salesforce.com, Inc. (a)	26,077	3,571,767

		$18,963,763

Computer Software – Systems – 1.1%
Apple, Inc.	37,343	$5,890,485

Construction – 1.4%
Sherwin-Williams Co.	20,295	$7,985,271

Consumer Products – 3.6%
Colgate-Palmolive Co.	116,246	$6,918,962
Estee Lauder Cos., Inc., “A”	25,457	3,311,956
Kimberly-Clark Corp.	42,476	4,839,715

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – continued
Newell Brands, Inc.	281,840	$5,239,406

		$20,310,039

Containers – 1.0%
Crown Holdings, Inc. (a)	138,030	$5,737,907

Electrical Equipment – 2.7%
AMETEK, Inc.	85,616	$5,796,203
Fortive Corp.	59,525	4,027,462
TE Connectivity Ltd.	65,691	4,968,210

		$14,791,875

Electronics – 2.5%
Analog Devices, Inc.	56,958	$4,888,705
Texas Instruments, Inc.	95,137	8,990,447

		$13,879,152

Energy – Independent – 1.7%
EOG Resources, Inc.	107,596	$9,383,447

Engineering – Construction – 0.4%
Fluor Corp.	68,598	$2,208,855

Food & Beverages – 3.2%
Danone S.A.	109,303	$7,703,136
Mondelez International, Inc.	256,923	10,284,627

		$17,987,763

General Merchandise – 0.7%
Dollar Tree, Inc. (a)	40,935	$3,697,249

Insurance – 1.2%
Chubb Ltd.	50,789	$6,560,923

Internet – 6.0%
Alphabet, Inc., “A” (a)	17,993	$18,801,965
Alphabet, Inc., “C” (a)	7,172	7,427,395
Facebook, Inc., “A” (a)	56,432	7,397,671

		$33,627,031

Leisure & Toys – 1.0%
Electronic Arts, Inc. (a)	69,383	$5,475,012

Major Banks – 8.0%
Bank of America Corp.	550,633	$13,567,597
Goldman Sachs Group, Inc.	43,711	7,301,923
JPMorgan Chase & Co.	177,896	17,366,207
Morgan Stanley	166,023	6,582,812

		$44,818,539

Medical & Health Technology & Services – 0.9%
McKesson Corp.	43,220	$4,774,513

Medical Equipment – 8.6%
Abbott Laboratories	84,484	$6,110,728
Danaher Corp.	140,696	14,508,571
Medtronic PLC	158,077	14,378,684
Thermo Fisher Scientific, Inc.	58,535	13,099,548

		$48,097,531

7

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Natural Gas – Pipeline – 1.5%
Enterprise Products Partners LP	342,947	$8,433,067

Network & Telecom – 1.1%
Cisco Systems, Inc.	135,481	$5,870,392

Oil Services – 1.5%
Core Laboratories N.V.	27,100	$1,616,786
Schlumberger Ltd.	183,552	6,622,556

		$8,239,342

Other Banks & Diversified Financials – 6.4%
Mastercard, Inc., “A”	61,278	$11,560,095
U.S. Bancorp	132,316	6,046,841
Visa, Inc., “A”	134,615	17,761,103

		$35,368,039

Pharmaceuticals – 5.4%
Elanco Animal Health, Inc. (a)	8,102	$255,456
Eli Lilly & Co.	64,880	7,507,914
Johnson & Johnson	134,758	17,390,520
Zoetis, Inc.	59,391	5,080,306

		$30,234,196

Railroad & Shipping – 1.7%
Canadian National Railway Co.	123,902	$9,182,377

Restaurants – 2.5%
Aramark	115,026	$3,332,303
Starbucks Corp.	161,621	10,408,392

		$13,740,695

Specialty Stores – 3.9%
Costco Wholesale Corp.	30,606	$6,234,748
Ross Stores, Inc.	89,152	7,417,447
Tractor Supply Co.	96,064	8,015,580

		$21,667,775

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 2.8%
American Tower Corp., REIT	99,335	$15,713,804

Utilities – Electric Power – 0.5%
American Electric Power Co., Inc.	39,558	$2,956,565

Total Common Stocks (Identified Cost, $371,085,625)		$547,598,426

INVESTMENT COMPANIES (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $8,297,408)	8,298,416	$8,297,586

OTHER ASSETS, LESS LIABILITIES – 0.2%		1,162,759

NET ASSETS – 100.0%		$557,058,771

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $8,297,586 and $547,598,426, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $371,085,625)	$547,598,426
Investments in affiliated issuers, at value (identified cost, $8,297,408)	8,297,586
Cash	35,127
Receivables for
Fund shares sold	896,283
Interest and dividends	682,086
Other assets	3,070
Total assets	$557,512,578

Liabilities
Payables for
Fund shares reacquired	$292,323
Payable to affiliates
Investment adviser	41,596
Shareholder servicing costs	557
Distribution and/or service fees	8,830
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	110,490
Total liabilities	$453,807
Net assets	$557,058,771

Net assets consist of
Paid-in capital	$337,878,908
Total distributable earnings (loss)	219,179,863
Net assets	$557,058,771
Shares of beneficial interest outstanding	20,761,674

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$231,899,673	8,573,890	$27.05
Service Class	325,159,098	12,187,784	26.68

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$10,001,537
Dividends from affiliated issuers	127,161
Income on securities loaned	24,286
Other	9,857
Foreign taxes withheld	(104,366)
Total investment income	$10,058,475
Expenses
Management fee	$4,559,190
Distribution and/or service fees	845,382
Shareholder servicing costs	38,099
Administrative services fee	95,977
Independent Trustees’ compensation	12,443
Custodian fee	33,794
Shareholder communications	57,619
Audit and tax fees	55,520
Legal fees	5,068
Miscellaneous	30,945
Total expenses	$5,734,037
Reduction of expenses by investment adviser	(85,729)
Net expenses	$5,648,308
Net investment income (loss)	$4,410,167

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$38,544,671
Affiliated issuers	1,160
Foreign currency	959
Net realized gain (loss)	$38,546,790
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(75,138,049)
Affiliated issuers	178
Translation of assets and liabilities in foreign currencies	(807)
Net unrealized gain (loss)	$(75,138,678)
Net realized and unrealized gain (loss)	$(36,591,888)
Change in net assets from operations	$(32,181,721)

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$4,410,167	$3,700,181
Net realized gain (loss)	38,546,790	27,187,081
Net unrealized gain (loss)	(75,138,678)	83,443,007
Change in net assets from operations	$(32,181,721)	$114,330,269
Total distributions to shareholders (a)	$(30,377,311)	$(25,407,061)
Change in net assets from fund share transactions	$17,770,363	$13,386,486
Total change in net assets	$(44,788,669)	$102,309,694

Net assets
At beginning of period	601,847,440	499,537,746
At end of period (b)	$557,058,771	$601,847,440

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $3,539,049 and $21,868,012, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $3,702,134.

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$30.07	$25.57	$26.58		$30.41	$29.95

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.22	$0.23	(c)	$0.21	$0.26
Net realized and unrealized gain (loss)	(1.71)	5.62	2.01		(0.42)	2.92
Total from investment operations	$(1.45)	$5.84	$2.24		$(0.21)	$3.18

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.24)		$(0.28)	$(0.30)
From net realized gain	(1.37)	(1.13)	(3.01)		(3.34)	(2.42)
Total distributions declared to shareholders	$(1.57)	$(1.34)	$(3.25)		$(3.62)	$(2.72)
Net asset value, end of period (x)	$27.05	$30.07	$25.57		$26.58	$30.41
Total return (%) (k)(r)(s)(x)	(5.49)	23.35	8.59	(c)	0.22	11.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.82	0.80	(c)	0.82	0.81
Expenses after expense reductions (f)	0.79	0.79	0.79	(c)	0.81	0.81
Net investment income (loss)	0.86	0.79	0.89	(c)	0.73	0.87
Portfolio turnover	16	18	20		17	25
Net assets at end of period (000 omitted)	$231,900	$283,237	$270,796		$293,203	$356,389

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$29.69	$25.28	$26.30		$30.13	$29.72

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.15	$0.16	(c)	$0.14	$0.19
Net realized and unrealized gain (loss)	(1.68)	5.55	1.98		(0.42)	2.88
Total from investment operations	$(1.50)	$5.70	$2.14		$(0.28)	$3.07

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.15)		$(0.21)	$(0.24)
From net realized gain	(1.37)	(1.13)	(3.01)		(3.34)	(2.42)
Total distributions declared to shareholders	$(1.51)	$(1.29)	$(3.16)		$(3.55)	$(2.66)
Net asset value, end of period (x)	$26.68	$29.69	$25.28		$26.30	$30.13
Total return (%) (k)(r)(s)(x)	(5.71)	23.03	8.32	(c)	(0.05)	10.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.04	(c)	1.07	1.06
Expenses after expense reductions (f)	1.04	1.04	1.04	(c)	1.06	1.06
Net investment income (loss)	0.62	0.55	0.64	(c)	0.47	0.63
Portfolio turnover	16	18	20		17	25
Net assets at end of period (000 omitted)	$325,159	$318,611	$228,741		$193,116	$283,328

See Notes to Financial Statements

12

MFS Investors Trust Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

14

MFS Investors Trust Series

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$547,598,426	$—	$—	$547,598,426
Mutual Funds	8,297,586	—	—	8,297,586
Total	$555,896,012	$—	$—	$555,896,012

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	12/31/18	12/31/17
Ordinary income (including any short-term capital gains)	$5,939,205	$3,539,049
Long-term capital gains	24,438,106	21,868,012
Total distributions	$30,377,311	$25,407,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$380,309,705
Gross appreciation	200,699,103
Gross depreciation	(25,112,796)
Net unrealized appreciation (depreciation)	$175,586,307

Undistributed ordinary income	6,071,486
Undistributed long-term capital gain	36,774,987
Other temporary differences	747,083

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Investors Trust Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$1,693,155	$1,974,072	$11,766,710	$10,653,531
Service Class	1,528,034	1,564,977	15,389,412	11,214,481
Total	$3,221,189	$3,539,049	$27,156,122	$21,868,012

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $57,943, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $27,786, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $36,782, which equated to 0.0061% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,317.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement.

17

MFS Investors Trust Series

Notes to Financial Statements – continued

For the year ended December 31, 2018, the fee paid by the fund under this agreement was $999 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $875,945. The sales transactions resulted in net realized gains (losses) of $311,935.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $9,755, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $97,733,508 and $110,833,762, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	460,046	$13,933,540	244,972	$6,896,023
Service Class	2,206,956	65,663,348	2,409,780	66,955,461
	2,667,002	$79,596,888	2,654,752	$73,851,484

Shares issued to shareholders in reinvestment of distributions
Initial Class	435,876	$13,459,865	460,022	$12,627,603
Service Class	555,034	16,917,446	471,045	12,779,458
	990,910	$30,377,311	931,067	$25,407,061

Shares reacquired
Initial Class	(1,742,162)	$(53,053,828)	(1,877,069)	$(52,500,859)
Service Class	(1,303,877)	(39,150,008)	(1,199,549)	(33,371,200)
	(3,046,039)	$(92,203,836)	(3,076,618)	$(85,872,059)

Net change
Initial Class	(846,240)	$(25,660,423)	(1,172,075)	$(32,977,233)
Service Class	1,458,113	43,430,786	1,681,276	46,363,719
	611,873	$17,770,363	509,201	$13,386,486

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $3,565 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Investors Trust Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		4,403,740	58,995,753	(55,101,077)	8,298,416

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$1,160	$178	$—	$127,161	$8,297,586

19

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Kevin Beatty Alison O’Neill Mackey Ted Maloney

23

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $26,882,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 97.37% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VMG-ANN

MFS® Mid Cap Growth Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	3.6%
PerkinElmer, Inc.	2.7%
AMETEK, Inc.	2.2%
Global Payments, Inc.	2.2%
Verisk Analytics, Inc., “A”	2.1%
STERIS PLC	2.0%
Take-Two Interactive Software, Inc.	2.0%
Roper Technologies, Inc.	1.9%
Fiserv, Inc.	1.9%
NASDAQ, Inc.	1.9%

GICS equity sectors
Information Technology	28.1%
Industrials	18.6%
Health Care	15.8%
Consumer Discretionary	15.6%
Financials	6.8%
Communication Services	4.9%
Materials	4.1%
Real Estate	3.1%
Energy	0.9%
Consumer Staples	0.7%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Mid Cap Growth Series (“fund”) provided a total return of 1.24%, while Service Class shares of the fund provided a total return of 0.95%. These compare with a return of –4.75% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Security selection in the consumer discretionary, health care and financials sectors lifted performance relative to the Russell Midcap® Growth Index. Within the consumer discretionary sector, the fund’s overweight position in child care and early education provider Bright Horizons Family Solutions and holdings of specialty value retailer Five Below (b) aided relative returns. Shares of Bright Horizons Family Solutions outperformed the benchmark on the back of a solid underlying organic growth rate that helped drive earnings ahead of consensus estimates. Within the health care sector, holding shares of sterilized health care products and services provider STERIS (b) (United Kingdom) and an overweight position in laboratory products manufacturer PerkinElmer strengthened relative results. The stock price of STERIS rose, benefiting from strong capital equipment sales that helped the company’s organic growth rate beat market expectations. Although stock selection in the financials sector also helped relative performance, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that contributed to relative returns included holding shares of internet movie and TV service provider Netflix (b) and computer graphics processors maker NVIDIA (b)(h) and overweight positions in software companies PTC and SS&C Technologies Holdings. Not holding shares of poor-performing social media company Twitter also helped relative results.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Detractors from Performance

Both an underweight position and stock selection in the consumer staples sector detracted from relative performance. Within this sector, holding shares of poor-performing alcoholic beverages company Constellation Brands (b) held back relative returns as the stock lagged the benchmark over the reporting period due, in part, to weaker-than-expected earnings results which were hurt by higher operating expenses. Additionally, investors appeared to have been skeptical of the company’s announced strategic partnership with Canadian medical cannabis business Canopy Growth.

3

MFS Mid Cap Growth Series

Management Review – continued

Elsewhere, not holding shares of software solutions company Red Hat, enterprise cloud applications developer Workday, global semiconductor company Advanced Micro Devices and integrated circuits supplier Xilinx detracted from relative results. The stock of Red Hat jumped, late in the period, as it was announced that IBM would acquire the company in an all-cash deal valued at $34 billion. Additionally, the fund’s overweight positions in holding company WABCO Holdings, casino resorts operator MGM Resorts International and remote access and support solutions provider LogMeIn, as well as holdings of game developer Electronic Arts (b) and commercial and residential landscape supplies distributor SiteOne Landscape Supply (b), further weighed on relative returns.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 1, 2018, Matthew Sabel is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	1.24%	8.96%	15.59%
Service Class	5/01/00	0.95%	8.69%	15.29%

Comparative benchmark(s)
Russell Midcap® Growth Index (f)		(4.75)%	7.42%	15.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.80%	$1,000.00	$906.54	$3.84
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$904.87	$5.04
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.6%
Aerospace – 3.4%
Curtiss-Wright Corp.	3,350	$342,102
FLIR Systems, Inc.	81,162	3,533,793
Harris Corp.	38,232	5,147,939
TransDigm Group, Inc. (a)	6,533	2,221,612

		$11,245,446

Alcoholic Beverages – 0.4%
Constellation Brands, Inc., “A”	9,011	$1,449,149

Automotive – 2.3%
Copart, Inc. (a)	120,062	$5,736,562
WABCO Holdings, Inc. (a)	17,314	1,858,485

		$7,595,047

Biotechnology – 2.2%
Biomarin Pharmaceutical, Inc. (a)	36,253	$3,086,943
Bio-Techne Corp.	28,646	4,145,649

		$7,232,592

Broadcasting – 0.7%
Netflix, Inc. (a)	8,598	$2,301,341

Brokerage & Asset Managers – 3.2%
Apollo Global Management LLC, “A”	85,171	$2,090,096
E*TRADE Financial Corp.	49,345	2,165,259
NASDAQ, Inc.	78,535	6,406,100

		$10,661,455

Business Services – 15.8%
CoStar Group, Inc. (a)	9,368	$3,160,201
Fidelity National Information Services, Inc.	37,123	3,806,964
Fiserv, Inc. (a)	87,214	6,409,357
FleetCor Technologies, Inc. (a)	18,462	3,428,763
Global Payments, Inc.	69,757	7,194,039
MSCI, Inc.	30,719	4,528,902
Total System Services, Inc.	57,000	4,633,530
TransUnion	89,314	5,073,035
Tyler Technologies, Inc. (a)	15,799	2,935,770
Verisk Analytics, Inc., “A” (a)	63,456	6,919,242
Worldpay, Inc. (a)	61,523	4,702,203

		$52,792,006

Chemicals – 0.9%
Ingevity Corp. (a)	35,032	$2,931,828

Computer Software – 6.0%
Autodesk, Inc. (a)	44,858	$5,769,187
Cadence Design Systems, Inc. (a)	136,367	5,929,237
Elastic N.V. (a)	2,392	170,980
Eventbrite, Inc. (a)(l)	140	3,894
PTC, Inc. (a)	64,623	5,357,247
Ubisoft Entertainment S.A. (a)	16,500	1,332,415
Ultimate Software Group, Inc. (a)	5,375	1,316,176

		$19,879,136

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 5.5%
Constellation Software, Inc.	2,017	$1,291,075
Guidewire Software, Inc. (a)	34,344	2,755,419
NICE Systems Ltd., ADR (a)	34,414	3,723,939
Pluralsight, Inc., “A” (a)	15,509	365,237
ServiceNow, Inc. (a)	25,870	4,606,154
Square, Inc., “A” (a)	36,458	2,044,929
SS&C Technologies Holdings, Inc.	82,010	3,699,471

		$18,486,224

Construction – 3.8%
Armstrong World Industries, Inc.	8,072	$469,871
Lennox International, Inc.	19,719	4,315,700
Pool Corp.	19,595	2,912,797
SiteOne Landscape Supply, Inc. (a)	19,996	1,105,179
Vulcan Materials Co.	40,001	3,952,099

		$12,755,646

Consumer Products – 0.3%
Scotts Miracle-Gro Co.	13,471	$827,928

Consumer Services – 3.6%
Bright Horizons Family Solutions, Inc. (a)	108,579	$12,101,130

Containers – 0.5%
CCL Industries, Inc.	47,661	$1,747,663

Electrical Equipment – 5.7%
AMETEK, Inc.	106,399	$7,203,212
Amphenol Corp., “A”	60,518	4,903,168
Littlefuse, Inc.	16,654	2,855,828
Mettler-Toledo International, Inc. (a)	7,317	4,138,349

		$19,100,557

Electronics – 2.3%
Monolithic Power Systems, Inc.	43,890	$5,102,212
Silicon Laboratories, Inc. (a)	30,912	2,436,175

		$7,538,387

Energy – Independent – 1.0%
Concho Resources, Inc. (a)	8,752	$899,618
Diamondback Energy, Inc.	16,990	1,574,973
Parsley Energy, Inc., “A” (a)	47,923	765,810

		$3,240,401

Entertainment – 0.9%
Six Flags Entertainment Corp.	51,872	$2,885,639

Food & Beverages – 0.8%
Chr. Hansen Holding A.S.	31,623	$2,798,100

Gaming & Lodging – 1.6%
MGM Resorts International	83,756	$2,031,920
Paddy Power Betfair PLC	13,233	1,079,474
Vail Resorts, Inc.	10,950	2,308,479

		$5,419,873

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
General Merchandise – 2.3%
Dollar Tree, Inc. (a)	31,257	$2,823,132
Five Below, Inc. (a)	47,908	4,901,947

		$7,725,079

Insurance – 1.5%
Aon PLC	34,920	$5,075,971

Internet – 2.3%
IAC/InterActiveCorp (a)	14,207	$2,600,449
LogMeIn, Inc.	35,553	2,900,058
Match Group, Inc. (l)	21,470	918,272
Wix.com Ltd. (a)	13,287	1,200,348

		$7,619,127

Leisure & Toys – 3.1%
Electronic Arts, Inc. (a)	45,923	$3,623,784
Take-Two Interactive Software, Inc. (a)	63,607	6,547,704

		$10,171,488

Machinery & Tools – 2.1%
Roper Technologies, Inc.	24,233	$6,458,579
Xylem, Inc.	10,520	701,895

		$7,160,474

Medical & Health Technology & Services – 1.8%
Guardant Health, Inc. (a)	304	$11,427
Henry Schein, Inc. (a)	21,997	1,727,205
ICON PLC (a)	33,877	4,377,247

		$6,115,879

Medical Equipment – 9.8%
Abiomed, Inc. (a)	3,623	$1,177,620
Align Technology, Inc. (a)	8,327	1,743,924
Cooper Cos., Inc.	15,401	3,919,554
DexCom, Inc. (a)	14,074	1,686,065
Edwards Lifesciences Corp. (a)	17,476	2,676,799
Integra LifeSciences Holdings Corp. (a)	21,413	965,726
PerkinElmer, Inc.	116,257	9,131,987
QIAGEN N.V. (a)	87,651	3,019,577
STERIS PLC	61,441	6,564,971
West Pharmaceutical Services, Inc.	19,457	1,907,370

		$32,793,593

Other Banks & Diversified Financials – 0.7%
First Republic Bank	27,272	$2,369,937

Pharmaceuticals – 0.7%
Elanco Animal Health, Inc. (a)	75,435	$2,378,466

Pollution Control – 0.3%
Clean Harbors, Inc. (a)	22,213	$1,096,212

Printing & Publishing – 1.7%
IHS Markit Ltd. (a)	119,291	$5,722,389

Railroad & Shipping – 1.4%
Kansas City Southern Co.	48,099	$4,591,050

Real Estate – 1.4%
Extra Space Storage, Inc., REIT	53,072	$4,801,955

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 2.7%
Aramark	48,341	$1,400,439
Chipotle Mexican Grill, Inc., “A” (a)	6,415	2,769,933
Domino’s Pizza, Inc.	8,436	2,092,044
Dunkin Brands Group, Inc.	40,844	2,618,917

		$8,881,333

Specialty Chemicals – 0.4%
Axalta Coating Systems Ltd. (a)	58,670	$1,374,051

Specialty Stores – 3.9%
BJ’s Wholesale Club Holdings, Inc. (a)	38,298	$848,684
Lululemon Athletica, Inc. (a)	22,563	2,743,887
O’Reilly Automotive, Inc. (a)	9,749	3,356,873
Ross Stores, Inc.	30,391	2,528,531
Tractor Supply Co.	42,819	3,572,817

		$13,050,792

Telecommunications – Wireless – 1.6%
SBA Communications Corp., REIT (a)	33,728	$5,460,226

Total Common Stocks (Identified Cost, $229,564,898)		$329,377,570

INVESTMENT COMPANIES (h) – 1.3%
Money Market Funds – 1.3%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $4,413,261)	4,413,703	$4,413,261

COLLATERAL FOR SECURITIES LOANED – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.29% (j) (Identified Cost, $812,399)	812,399	$812,399

OTHER ASSETS, LESS LIABILITIES – (0.1)%		(429,941)

NET ASSETS – 100.0%		$334,173,289

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,413,261 and $330,189,969, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value, including $808,665 of securities on loan (identified cost, $230,377,297)	$330,189,969
Investments in affiliated issuers, at value (identified cost, $4,413,261)	4,413,261
Receivables for
Fund shares sold	581,431
Interest and dividends	127,303
Other assets	2,041
Total assets	$335,314,005

Liabilities
Payables for
Fund shares reacquired	$227,608
Collateral for securities loaned, at value (c)	812,399
Payable to affiliates
Investment adviser	27,360
Shareholder servicing costs	252
Distribution and/or service fees	2,345
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	70,751
Total liabilities	$1,140,716
Net assets	$334,173,289

Net assets consist of
Paid-in capital	$185,146,971
Total distributable earnings (loss)	149,026,318
Net assets	$334,173,289
Shares of beneficial interest outstanding	41,358,728

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$247,613,748	30,089,216	$8.23
Service Class	86,559,541	11,269,512	7.68

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$2,328,404
Dividends from affiliated issuers	91,293
Other	10,398
Income on securities loaned	8,568
Foreign taxes withheld	(13,491)
Total investment income	$2,425,172
Expenses
Management fee	$2,933,199
Distribution and/or service fees	256,972
Shareholder servicing costs	15,814
Administrative services fee	65,621
Independent Trustees’ compensation	7,441
Custodian fee	24,483
Shareholder communications	25,469
Audit and tax fees	56,959
Legal fees	3,451
Miscellaneous	26,134
Total expenses	$3,415,543
Reduction of expenses by investment adviser	(37,228)
Net expenses	$3,378,315
Net investment income (loss)	$(953,143)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$50,451,379
Affiliated issuers	734
Foreign currency	(1,784)
Net realized gain (loss)	$50,450,329
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(38,595,313)
Affiliated issuers	284
Translation of assets and liabilities in foreign currencies	(1,921)
Net unrealized gain (loss)	$(38,596,950)
Net realized and unrealized gain (loss)	$11,853,379
Change in net assets from operations	$10,900,236

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$(953,143)	$(841,076)
Net realized gain (loss)	50,450,329	61,605,001
Net unrealized gain (loss)	(38,596,950)	32,828,737
Change in net assets from operations	$10,900,236	$93,592,662
Total distributions to shareholders (a)	$(60,563,444)	$(23,432,382)
Change in net assets from fund share transactions	$(13,678,326)	$(54,399,962)
Total change in net assets	$(63,341,534)	$15,760,318

Net assets
At beginning of period	397,514,823	381,754,505
At end of period	$334,173,289	$397,514,823

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $359,051 and $23,073,331, respectively.

See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$9.51	$7.96	$8.21		$8.76	$9.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.01)	$0.01	(c)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	0.39	2.11	0.41		0.39	0.80
Total from investment operations	$0.37	$2.10	$0.42		$0.36	$0.77

Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—		$—	$—
From net realized gain	(1.65)	(0.54)	(0.67)		(0.91)	(1.01)
Total distributions declared to shareholders	$(1.65)	$(0.55)	$(0.67)		$(0.91)	$(1.01)
Net asset value, end of period (x)	$8.23	$9.51	$7.96		$8.21	$8.76
Total return (%) (k)(r)(s)(x)	1.24	27.00	4.91	(c)	4.61	8.86

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.75	(c)	0.81	0.81
Expenses after expense reductions (f)	0.80	0.80	0.74	(c)	0.80	0.80
Net investment income (loss)	(0.18)	(0.15)	0.15	(c)	(0.33)	(0.34)
Portfolio turnover	21	32	37		37	49
Net assets at end of period (000 omitted)	$247,614	$297,463	$294,226		$324,754	$363,788

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$8.99	$7.56	$7.85		$8.43	$8.72

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.03)	$(0.01	)(c)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss)	0.38	2.00	0.39		0.38	0.77
Total from investment operations	$0.34	$1.97	$0.38		$0.33	$0.72

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(1.65)	(0.54)	(0.67)		(0.91)	(1.01)
Total distributions declared to shareholders	$(1.65)	$(0.54)	$(0.67)		$(0.91)	$(1.01)
Net asset value, end of period (x)	$7.68	$8.99	$7.56		$7.85	$8.43
Total return (%) (k)(r)(s)(x)	0.95	26.68	4.62	(c)	4.43	8.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	0.99	(c)	1.06	1.06
Expenses after expense reductions (f)	1.05	1.05	0.99	(c)	1.05	1.05
Net investment income (loss)	(0.43)	(0.40)	(0.08	)(c)	(0.57)	(0.59)
Portfolio turnover	21	32	37		37	49
Net assets at end of period (000 omitted)	$86,560	$100,052	$87,529		$87,008	$88,899

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$329,377,570	$—	$—	$329,377,570
Mutual Funds	5,225,660	—	—	5,225,660
Total	$334,603,230	$—	$—	$334,603,230

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $808,665. The fair value of the fund’s investment securities on loan and a related liability of $812,399 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $638 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$2,076,310	$359,051
Long-term capital gains	58,487,134	23,073,331
Total distributions	$60,563,444	$23,432,382

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$235,093,998
Gross appreciation	106,729,955
Gross depreciation	(7,220,723)
Net unrealized appreciation (depreciation)	$99,509,232

Undistributed ordinary income	3,472,522
Undistributed long-term capital gain	46,043,087
Other temporary differences	1,477

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$—	$359,051	$43,616,306	$17,194,955
Service Class	—	—	16,947,138	5,878,376
Total	$—	$359,051	$60,563,444	$23,073,331

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $37,228, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $15,672, which equated to 0.0040% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $142.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0168% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $616 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $26,232, respectively. The sales transactions resulted in net realized gains (losses) of $5,162.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $10,277, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $81,005,749 and $157,732,423, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,454,735	$13,996,626	578,628	$5,199,865
Service Class	2,340,234	21,633,301	1,548,469	13,031,084
	3,794,969	$35,629,927	2,127,097	$18,230,949

Shares issued to shareholders in reinvestment of distributions
Initial Class	4,425,624	$43,105,580	1,983,725	$17,357,596
Service Class	1,862,323	16,947,138	710,807	5,878,376
	6,287,947	$60,052,718	2,694,532	$23,235,972

Shares reacquired
Initial Class	(7,082,285)	$(72,234,596)	(8,213,691)	$(73,119,437)
Service Class	(4,067,618)	(37,126,375)	(2,697,265)	(22,747,446)
	(11,149,903)	$(109,360,971)	(10,910,956)	$(95,866,883)

Net change
Initial Class	(1,201,926)	$(15,132,390)	(5,651,338)	$(50,561,976)
Service Class	134,939	1,454,064	(437,989)	(3,837,986)
	(1,066,987)	$(13,678,326)	(6,089,327)	$(54,399,962)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 28%, 9%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $2,211 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		3,538,996	76,927,761	(76,053,054)	4,413,703

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$734	$284	$—	$91,293	$4,413,261

19

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Eric Fischman Paul Gordon

23

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $64,336,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 93.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2018

MFS® New Discovery Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VND-ANN

MFS® New Discovery Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Berry Global Group, Inc.	2.1%
Performance Food Group Co.	1.8%
Planet Fitness, Inc.	1.7%
Bright Horizons Family Solutions, Inc.	1.7%
Steris PLC	1.6%
ICON PLC	1.5%
STAG Industrial, Inc., REIT	1.5%
PerkinElmer, Inc.	1.5%
Axalta Coating Systems Ltd.	1.5%
KAR Auction Services, Inc.	1.4%

GICS equity sectors
Information Technology	28.2%
Health Care	25.3%
Industrials	12.8%
Consumer Discretionary	10.0%
Materials	8.2%
Financials	6.0%
Real Estate	3.5%
Communication Services	1.8%
Consumer Staples	1.8%
Energy	1.2%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS New Discovery Series (“fund”) provided a total return of –1.48%, while Service Class shares of the fund provided a total return of –1.72%. These compare with a return of –9.31% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Contributors to Performance

Strong security selection and an overweight position in the information technology sector contributed to performance relative to the Russell 2000® Growth Index. Within this sector, the fund’s overweight positions in communication software services provider Twilio (h), software development company Zendesk, open source infrastructure and integration software provider MuleSoft (h), security risk intelligence solutions provider Rapid7, software solutions company Everbridge and cloud call center software provider Five9 buoyed relative returns. The stock price of Twilio climbed during the period as the company reported solid financial results, which benefited from stronger revenues across all divisions and led management to raise its full-year outlook.

Security selection in the health care sector also supported relative performance. Within this sector, the fund’s holdings of medical device manufacturing company Dexcom (b)(h) and medical supply manufacturer STERIS (b) aided relative results. Shares of STERIS rose as the company reported strong organic revenue growth and a rebound in capital sales in the firm’s healthcare and life sciences divisions. In addition, management raised its revenue and earnings guidance for 2019, which further supported the stock.

Elsewhere, the fund’s position in child care and early education provider Bright Horizons Family Solutions (b) bolstered relative returns.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.

Detractors from Performance

Security selection and, to a lesser extent, an overweight position in the consumer staples sector held back relative performance, led by the fund’s overweight position in cosmetics and skin care retailer e.l.f. Beauty (h).

The combination of an overweight position and stock selection in the materials sector also negatively impacted relative results. Within this sector, the fund’s holdings of silicon producer Ferroglobe (b), and an overweight position in construction materials producer Summit Materials, weakened relative performance. The share price of Ferroglobe declined late in the period after the company reported disappointing earnings results due to revenues that were below expectations, primarily driven by its silicon-metal and manganese-based alloys businesses.

3

MFS New Discovery Series

Management Review – continued

Stock selection in the financials sector further detracted from relative performance. Here, the fund’s position in banking services provider Bank of the Ozarks (b)(h) was among the fund’s top relative detractors.

Stocks in other sectors that held back relative results included the fund’s overweight positions in construction products distributor GMS, water treatment solutions provider Evoqua Water Technologies and pharmaceutical company OptiNose. The stock price of GMS depreciated during the period as the company’s wallboard volume growth was weaker than expected, while concerns over a slowdown in new construction, along with a competitive environment, appeared to have further weighed on the stock. Additionally, the fund’s positions in technology infrastructure provider Switch (b) and industrial and specialty chemicals distributor Univar (b), and not holding shares of e-commerce website Etsy, dampened relative returns.

Respectfully,

Portfolio Manager(s)

Michael Grossman

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	(1.48)%	4.37%	15.54%
Service Class	5/01/00	(1.72)%	4.11%	15.26%

Comparative benchmark(s)
Russell 2000® Growth Index (f)		(9.31)%	5.13%	13.52%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.94%	$1,000.00	$861.39	$4.41
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
Service Class	Actual	1.19%	$1,000.00	$860.50	$5.58
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.8%
Aerospace – 3.9%
CACI International, Inc., “A” (a)	50,562	$7,282,445
Curtiss-Wright Corp.	81,543	8,327,171
FLIR Systems, Inc.	200,783	8,742,092

		$24,351,708

Apparel Manufacturers – 0.8%
Skechers USA, Inc., “A” (a)	223,823	$5,123,308

Automotive – 4.9%
Hella KGaA Hueck & Co.	122,807	$4,896,572
KAR Auction Services, Inc.	188,085	8,975,416
Stoneridge, Inc. (a)	353,914	8,723,980
WABCO Holdings, Inc. (a)	79,857	8,571,850

		$31,167,818

Biotechnology – 5.5%
Aimmune Therapeutics, Inc. (a)	150,626	$3,602,974
Alder Biopharmaceuticals, Inc. (a)	283,144	2,902,226
Amicus Therapeutics, Inc. (a)	362,009	3,468,046
Bio-Techne Corp.	41,663	6,029,469
Immunomedics, Inc. (a)	216,556	3,090,254
Loxo Oncology, Inc. (a)	21,083	2,953,096
Morphosys AG, ADR (a)	154,242	3,893,068
Neurocrine Biosciences, Inc. (a)	36,482	2,605,180
Spark Therapeutics, Inc. (a)	62,054	2,428,794
Tricida, Inc. (a)	77,105	1,818,136
Twist Bioscience Corp. (a)	79,024	1,824,664

		$34,615,907

Brokerage & Asset Managers – 3.4%
Hamilton Lane, Inc., “A”	153,023	$5,661,851
HealthEquity, Inc. (a)	78,213	4,665,405
TMX Group Ltd.	120,804	6,258,766
WisdomTree Investments, Inc.	700,370	4,657,461

		$21,243,483

Business Services – 3.5%
CoStar Group, Inc. (a)	6,549	$2,209,240
Endava PLC, ADR (a)	193,028	4,678,999
EVO Payments, Inc., “A” (a)	191,843	4,732,767
Global Payments, Inc.	43,372	4,472,954
WNS (Holdings) Ltd., ADR (a)	144,624	5,967,186

		$22,061,146

Chemicals – 1.0%
Ingevity Corp. (a)	76,749	$6,423,124

Computer Software – 6.3%
8x8, Inc. (a)	233,685	$4,215,678
Cadence Design Systems, Inc. (a)	60,919	2,648,758
Eventbrite, Inc. (a)	176,835	4,917,781
Everbridge, Inc. (a)	125,539	7,125,594
Okta, Inc. (a)	40,558	2,587,600
Paylocity Holding Corp. (a)	75,927	4,571,565
RingCentral, Inc. (a)	47,810	3,941,456

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – continued
Zendesk, Inc. (a)	121,624	$7,099,193
Zuora, Inc., “A” (a)	145,680	2,642,635

		$39,750,260

Computer Software – Systems – 5.9%
Box, Inc. (a)	382,376	$6,454,507
Five9, Inc. (a)	89,588	3,916,787
NICE Systems Ltd., ADR (a)	30,028	3,249,330
Pluralsight, Inc., “A” (a)	143,662	3,383,240
Proofpoint, Inc. (a)	51,793	4,340,771
Q2 Holdings, Inc. (a)	104,319	5,169,007
Rapid7, Inc. (a)	202,814	6,319,684
RealPage, Inc. (a)	92,571	4,460,997

		$37,294,323

Construction – 3.6%
Foundation Building Materials, Inc. (a)	398,863	$3,314,551
GMS, Inc. (a)	252,717	3,755,375
Lennox International, Inc.	38,089	8,336,158
Summit Materials, Inc., “A” (a)	594,889	7,376,624

		$22,782,708

Consumer Services – 4.4%
Bright Horizons Family Solutions, Inc. (a)	94,516	$10,533,808
MakeMyTrip Ltd. (a)	264,214	6,428,327
Planet Fitness, Inc. (a)	202,747	10,871,294

		$27,833,429

Containers – 2.1%
Berry Global Group, Inc. (a)	282,471	$13,425,847

Electrical Equipment – 2.0%
CTS Corp.	190,795	$4,939,683
Littlefuse, Inc.	46,180	7,918,946

		$12,858,629

Electronics – 3.9%
Brooks Automation, Inc.	229,450	$6,007,001
IPG Photonics Corp. (a)	43,532	4,931,740
Monolithic Power Systems, Inc.	27,964	3,250,815
nLIGHT, Inc. (a)	241,310	4,290,492
Silicon Laboratories, Inc. (a)	56,524	4,454,657
USA Technologies, Inc. (a)	441,154	1,716,089

		$24,650,794

Entertainment – 1.1%
Live Nation, Inc. (a)	64,759	$3,189,381
Manchester United PLC, “A”	186,232	3,534,683

		$6,724,064

Forest & Paper Products – 0.8%
Trex Co., Inc. (a)	84,575	$5,020,372

General Merchandise – 0.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	50,211	$3,339,534

7

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 2.7%
LogMeIn, Inc.	97,288	$7,935,782
MINDBODY, Inc., “A” (a)	246,534	8,973,838

		$16,909,620

Machinery & Tools – 2.1%
Gardner Denver Holdings, Inc. (a)	160,883	$3,290,057
Gates Industrial Corp. PLC (a)	332,334	4,400,102
Ritchie Bros. Auctioneers, Inc.	173,657	5,682,057

		$13,372,216

Medical & Health Technology & Services – 6.6%
Charles River Laboratories International, Inc. (a)	66,207	$7,493,308
Guardant Health, Inc. (a)	82,168	3,088,695
ICON PLC (a)	74,013	9,563,220
Medidata Solutions, Inc. (a)	102,381	6,902,527
Syneos Health, Inc. (a)	213,925	8,417,949
Teladoc Health, Inc. (a)(l)	119,438	5,920,541

		$41,386,240

Medical Equipment – 10.0%
Inspire Medical Systems, Inc. (a)	47,965	$2,026,521
iRhythm Technologies, Inc. (a)	41,695	2,896,969
Masimo Corp. (a)	71,985	7,729,030
Merit Medical Systems, Inc. (a)	126,291	7,048,301
Mesa Laboratories, Inc.	29,203	6,085,613
OptiNose, Inc. (a)(l)	315,059	1,953,366
PerkinElmer, Inc.	118,065	9,274,006
Quidel Corp. (a)	145,737	7,114,880
Senseonics Holdings, Inc. (a)(l)	831,092	2,152,528
STERIS PLC	97,344	10,401,206
West Pharmaceutical Services, Inc.	62,570	6,133,737

		$62,816,157

Network & Telecom – 1.4%
Interxion Holding N.V. (a)	111,964	$6,063,970
Switch, Inc.	425,430	2,978,010

		$9,041,980

Oil Services – 0.9%
Liberty Oilfield Services, Inc. (l)	153,933	$1,993,432
Patterson-UTI Energy, Inc.	359,524	3,721,074

		$5,714,506

Other Banks & Diversified Financials – 3.4%
Bank OZK	218,497	$4,988,286
Legacytextas Financial Group, Inc.	160,937	5,164,468
Signature Bank	59,111	6,077,202
Wintrust Financial Corp.	79,132	5,261,487

		$21,491,443

Pharmaceuticals – 3.5%
Aquestive Therapeutics, Inc. (a)	169,895	$1,070,338
Aratana Therapeutics, Inc. (a)	555,996	3,408,255
Collegium Pharmaceutical, Inc. (a)	243,737	4,184,964
Elanco Animal Health, Inc. (a)	89,890	2,834,232
Forty Seven, Inc. (a)	118,083	1,856,265

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – continued
Orchard RX Ltd., ADR (a)	162,112	$2,550,022
PetIQ, Inc. (a)(l)	163,580	3,839,223
Principia Biopharma, Inc. (a)	83,890	2,297,747

		$22,041,046

Pollution Control – 0.8%
Evoqua Water TechnologiesLLC (a)	534,705	$5,133,168

Railroad & Shipping – 0.3%
StealthGas, Inc. (a)	624,779	$1,724,390

Real Estate – 3.5%
Big Yellow Group PLC, REIT	351,134	$3,909,396
Industrial Logistics Properties Trust, REIT	315,617	6,208,186
Life Storage, Inc., REIT	26,132	2,430,015
STAG Industrial, Inc., REIT	374,667	9,321,715

		$21,869,312

Restaurants – 1.8%
Performance Food Group Co. (a)	353,101	$11,394,569

Special Products & Services – 1.1%
Boyd Group Income Fund, IEU	82,697	$6,841,947

Specialty Chemicals – 5.0%
Axalta Coating Systems Ltd. (a)	391,997	$9,180,570
Ferro Corp. (a)	565,218	8,862,618
Ferroglobe PLC	573,924	912,539
RPM International, Inc.	99,510	5,849,198
Univar, Inc. (a)	376,093	6,671,890

		$31,476,815

Specialty Stores – 2.1%
Floor & Decor Holdings, Inc. (a)	206,977	$5,360,704
Hudson Ltd., “A” (a)	456,451	7,828,135

		$13,188,839

Total Common Stocks (Identified Cost, $604,162,218)		$623,068,702

INVESTMENT COMPANIES (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $7,828,980)	7,829,943	$7,829,160

COLLATERAL FOR SECURITIES LOANED – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.29% (j) (Identified Cost, $1,379,270)	1,379,270	$1,379,270

OTHER ASSETS, LESS LIABILITIES – (0.2)%		(1,326,375)

NET ASSETS – 100.0%		$630,950,757

8

MFS New Discovery Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $7,829,160 and $624,447,972, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IEU	International Equity Unit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value, including $7,720,038 of securities on loan (identified cost, $605,541,488)	$624,447,972
Investments in affiliated issuers, at value (identified cost, $7,828,980)	7,829,160
Receivables for
Fund shares sold	209,889
Interest and dividends	275,538
Other assets	3,585
Total assets	$632,766,144

Liabilities
Payables for
Investments purchased	$62,910
Fund shares reacquired	150,475
Collateral for securities loaned, at value (c)	1,379,270
Payable to affiliates
Investment adviser	61,208
Shareholder servicing costs	744
Distribution and/or service fees	9,697
Payable for independent Trustees’ compensation	8
Accrued expenses and other liabilities	151,075
Total liabilities	$1,815,387
Net assets	$630,950,757

Net assets consist of
Paid-in capital	$474,096,378
Total distributable earnings (loss)	156,854,379
Net assets	$630,950,757
Shares of beneficial interest outstanding	38,137,391

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$272,039,023	15,579,398	$17.46
Service Class	358,911,734	22,557,993	15.91

(c)	Non-cash collateral is not included

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$3,294,584
Dividends from affiliated issuers	286,268
Income on securities loaned	262,424
Other	86,367
Foreign taxes withheld	(79,838)
Total investment income	$3,849,805
Expenses
Management fee	$6,821,882
Distribution and/or service fees	1,090,619
Shareholder servicing costs	39,440
Administrative services fee	117,392
Independent Trustees’ compensation	12,704
Custodian fee	51,254
Shareholder communications	105,902
Audit and tax fees	58,604
Legal fees	6,267
Miscellaneous	33,726
Total expenses	$8,337,790
Reduction of expenses by investment adviser	(117,786)
Net expenses	$8,220,004
Net investment income (loss)	$(4,370,199)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$145,035,891
Affiliated issuers	(408)
Foreign currency	(7,876)
Net realized gain (loss)	$145,027,607
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(144,034,182)
Affiliated issuers	180
Translation of assets and liabilities in foreign currencies	(1,187)
Net unrealized gain (loss)	$(144,035,189)
Net realized and unrealized gain (loss)	$992,418
Change in net assets from operations	$(3,377,781)

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$(4,370,199)	$(3,599,793)
Net realized gain (loss)	145,027,607	108,810,965
Net unrealized gain (loss)	(144,035,189)	60,497,200
Change in net assets from operations	$(3,377,781)	$165,708,372
Total distributions to shareholders (a)	$(102,401,393)	$(13,954,284)
Change in net assets from fund share transactions	$(13,116,105)	$(75,159,923)
Total change in net assets	$(118,895,279)	$76,594,165

Net assets
At beginning of period	749,846,036	673,251,871
At end of period	$630,950,757	$749,846,036

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net realized gain were $13,954,284.

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$20.10	$16.18	$15.49		$16.32	$22.07

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.07)	$0.00	(c)(w)	$(0.08)	$(0.09)
Net realized and unrealized gain (loss)	0.35	4.34	1.40		(0.22)	(1.42)
Total from investment operations	$0.26	$4.27	$1.40		$(0.30)	$(1.51)

Less distributions declared to shareholders
From net realized gain	$(2.90)	$(0.35)	$(0.71)		$(0.53)	$(4.24)
Net asset value, end of period (x)	$17.46	$20.10	$16.18		$15.49	$16.32
Total return (%) (k)(r)(s)(x)	(1.48)	26.65	9.05	(c)	(1.89)	(7.26)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.97	0.94	(c)	0.96	0.96
Expenses after expense reductions (f)	0.94	0.94	0.92	(c)	0.94	0.95
Net investment income (loss)	(0.43)	(0.37)	0.02	(c)	(0.48)	(0.46)
Portfolio turnover	71	58	63		60	96
Net assets at end of period (000 omitted)	$272,039	$316,949	$292,368		$312,151	$391,474

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$18.57	$15.01	$14.45		$15.30	$21.02

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.10)	$(0.03	)(c)	$(0.11)	$(0.13)
Net realized and unrealized gain (loss)	0.37	4.01	1.30		(0.21)	(1.35)
Total from investment operations	$0.24	$3.91	$1.27		$(0.32)	$(1.48)

Less distributions declared to shareholders
From net realized gain	$(2.90)	$(0.35)	$(0.71)		$(0.53)	$(4.24)
Net asset value, end of period (x)	$15.91	$18.57	$15.01		$14.45	$15.30
Total return (%) (k)(r)(s)(x)	(1.72)	26.33	8.80	(c)	(2.15)	(7.49)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.22	1.19	(c)	1.21	1.21
Expenses after expense reductions (f)	1.19	1.19	1.17	(c)	1.19	1.20
Net investment income (loss)	(0.68)	(0.62)	(0.23	)(c)	(0.73)	(0.72)
Portfolio turnover	71	58	63		60	96
Net assets at end of period (000 omitted)	$358,912	$432,897	$380,884		$388,966	$469,245

See Notes to Financial Statements

13

MFS New Discovery Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

15

MFS New Discovery Series

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$623,068,702	$—	$—	$623,068,702
Mutual Funds	9,208,430	—	—	9,208,430
Total	$632,277,132	$—	$—	$632,277,132

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $7,720,038. The fair value of the fund’s investment securities on loan and a related liability of $1,379,270 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $6,460,739 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the

16

MFS New Discovery Series

Notes to Financial Statements – continued

lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$25,836,100	$—
Long-term capital gains	76,565,293	13,954,284
Total distributions	$102,401,393	$13,954,284

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$615,446,427
Gross appreciation	102,166,357
Gross depreciation	(85,335,652)
Net unrealized appreciation (depreciation)	$16,830,705

Undistributed ordinary income	47,069,448
Undistributed long-term capital gain	92,954,744
Other temporary differences	(518)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

17

MFS New Discovery Series

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$41,425,844	$5,706,619
Service Class	60,975,549	8,247,665
Total	$102,401,393	$13,954,284

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion	0.80%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $72,300, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $45,486, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $37,551, which equated to 0.0050% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,889.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0155% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of

18

MFS New Discovery Series

Notes to Financial Statements – continued

Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $1,237 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $84,229, which is included in “Other” income in the Statement of Operations.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in sale transactions pursuant to this policy, which amounted to $3,107,534. The sales transactions resulted in net realized gains (losses) of $1,074,921.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $526,365,474 and $613,905,700, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,335,731	$28,577,256	746,552	$13,550,721
Service Class	2,940,782	57,380,560	2,240,266	38,316,297
	4,276,513	$85,957,816	2,986,818	$51,867,018
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,916,976	$41,425,844	319,520	$5,706,619
Service Class	3,093,635	60,975,549	499,253	8,247,665
	5,010,611	$102,401,393	818,773	$13,954,284
Shares reacquired
Initial Class	(3,444,747)	$(72,836,695)	(3,363,460)	$(60,765,597)
Service Class	(6,791,905)	(128,638,619)	(4,799,158)	(80,215,628)
	(10,236,652)	$(201,475,314)	(8,162,618)	$(140,981,225)
Net change
Initial Class	(192,040)	$(2,833,595)	(2,297,388)	$(41,508,257)
Service Class	(757,488)	(10,282,510)	(2,059,639)	(33,651,666)
	(949,528)	$(13,116,105)	(4,357,027)	$(75,159,923)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 3% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread.

19

MFS New Discovery Series

Notes to Financial Statements – continued

For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $4,519 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		34,472,065	238,408,391	(265,050,513)	7,829,943

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(408)	$180	$—	$286,268	$7,829,160

20

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

22

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Michael Grossman

24

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

26

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $84,222,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.98% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2018

MFS® Total Return Bond Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VFB-ANN

MFS® Total Return Bond Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Total Return Bond Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	38.5%
Mortgage-Backed Securities	25.3%
U.S. Treasury Securities	9.8%
Commercial Mortgage-Backed Securities	8.8%
Collateralized Debt Obligations	5.5%
Asset-Backed Securities	3.3%
U.S. Government Agencies	2.0%
Municipal Bonds	1.6%
Emerging Markets Bonds	1.1%
High Yield Corporates	1.1%
Residential Mortgage-Backed Securities	0.5%
Non-U.S. Government Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	11.9%
AA	4.7%
A	15.9%
BBB	24.4%
BB	4.5%
B	0.6%
CC (o)	0.0%
D (o)	0.0%
U.S. Government	7.1%
Federal Agencies	27.3%
Not Rated	1.2%
Cash & Cash Equivalents	1.3%
Other	1.1%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	9.5 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Total Return Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Total Return Bond Series (“fund”) provided a total return of –1.09%, while Service Class shares of the fund provided a total return of –1.33%. These compare with a return of 0.01% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s underweight allocation to the treasury sector, and overweight exposure to both the industrials and financial institutions sectors, weighed on performance. The fund’s out-of-benchmark exposure to “BB” rated (r) corporate bonds, further detracted from relative results as this credit quality segment turned in weak performance during the reporting period. Bond selection within both the commercial mortgage-backed securities (CMBS) and financial institutions sectors was another negative factor for relative returns.

On the positive side, the fund’s shorter duration (d) stance benefited relative performance as interest rates generally rose throughout the reporting period. Additionally, the fund’s out-of-benchmark exposure to the collateralized mortgage obligation (CMO) sector contributed to relative returns.

Respectfully,

Portfolio Manager(s)

Joshua Marston and Robert Persons

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Total Return Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	(1.09)%	2.59%	4.87%
Service Class	5/01/00	(1.33)%	2.34%	4.61%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		0.01%	2.52%	3.48%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Total Return Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.53%	$1,000.00	$1,009.76	$2.68
	Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class	Actual	0.78%	$1,000.00	$1,008.45	$3.95
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Total Return Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 97.9%
Aerospace – 0.2%
TransDigm, Inc., 6.5%, 7/15/2024	$2,970,000	$2,888,325

Asset-Backed & Securitized – 18.0%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 3.752% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$5,554,267	$5,469,676
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.694% (LIBOR - 3mo. + 1.25%), 10/18/2027 (z)	4,010,000	3,953,403
ALM V Ltd., 2012-5A, “BR3”, FLR, 4.094% (LIBOR - 3mo. + 1.7%), 10/18/2027 (z)	1,750,000	1,671,210
Arbor Realty CLO Ltd., 2018-A, “FL-1”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2028 (z)	7,720,000	7,595,407
Atrium XII Corp., 2012-A, “B1R”, FLR, 3.819% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	7,430,000	7,266,339
Bancorp Commercial Mortgage Trust 2018-CRE4, “B”, FLR, 3.705% (LIBOR - 1mo. + 1.25%), 9/15/2035 (z)	2,030,000	2,019,250
Bancorp Commercial Mortgage Trust 2018-CRE4, “D”, FLR, 4.555% (LIBOR - 1mo. + 2.1%), 9/15/2035 (z)	1,465,000	1,465,214
Bancorp Commercial Mortgage Trust, 2018-CR3, “A”, FLR, 3.305% (LIBOR - 1mo. + 0.85%), 1/15/2033 (z)	5,428,268	5,380,873
Bancorp Commercial Mortgage Trust, 2018-CR3, “AS”, FLR, 3.705% (LIBOR - 1mo. + 1.25%), 1/15/2033 (z)	3,713,508	3,689,194
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 5.155% (LIBOR - 1mo. + 2.7%), 1/15/2033 (z)	1,668,091	1,654,551
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 3.555% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	2,255,000	2,247,583
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(z)	135,622	14
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	76,462	70,622
Bear Stearns Cos., Inc., “A2”, FLR, 2.956% (LIBOR - 1mo. + 0.45%), 12/25/2042	443,196	437,244
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (z)	8,907,295	8,957,262
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11%, 3/15/2028 (n)	2,147,400	2,142,222
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029 (z)	5,420,097	5,361,446
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (z)	5,714,958	5,711,088

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	$3,128,793	$3,166,228
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471%, 10/12/2050	3,876,656	3,825,257
Commercial Mortgage Asset Trust, 1.238%, 1/17/2032 (i)(z)	5,407	2
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	7,671,000	7,566,828
Commercial Mortgage Trust, “A4”, 3.147%, 8/15/2045	3,950,000	3,935,018
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	10,115,835
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	2,888,848	2,947,294
Commercial Mortgage Trust, 2016-COR1, “A4”, 3.091%, 10/10/2049	10,566,977	10,148,473
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	12,940,000	12,716,593
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,695,346	2,694,507
Cutwater Ltd., 2014-1A, “BR”, FLR, 4.836% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	3,135,000	3,091,734
Cutwater Ltd., 2015-IA, “BR”, FLR, 4.236% (LIBOR - 3mo. + 1.8%), 1/15/2029 (z)	10,770,000	10,735,913
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	4,567,000	4,561,198
Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2035 (z)	2,090,000	2,047,945
Flatiron CLO Ltd., 2013-1A, “A1R”, FLR, 3.609% (LIBOR - 3mo. + 1.16%), 1/17/2026 (n)	3,428,870	3,429,346
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 3.836% (LIBOR - 3mo. + 1.4%), 4/15/2027 (n)	10,675,817	10,363,716
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 4.336% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	1,970,000	1,898,969
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	4,559,000	4,544,984
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	10,726,000	10,650,920
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.829% (LIBOR - 1mo. + 1.2%), 10/21/2023 (n)	6,199,500	6,167,083
GMF Floorplan Owner Revolving Trust, 2017-1, “A2”, FLR, 3.025% (LIBOR - 1mo. + 0.57%), 1/18/2022 (n)	14,876,000	14,924,118
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (z)	3,932,000	3,890,523

6

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Granite Point Mortgage Trust Inc., FLR, 3.379% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	$4,690,000	$4,668,074
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	7,904,407	7,846,582
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	16,765,206	16,456,639
GS Mortgage Securities Trust, 2017-GS7, “A4”, 3.43%, 8/10/2050	14,970,000	14,626,153
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.144% (LIBOR - 3mo. + 1.7%), 7/18/2031 (z)	6,545,000	6,390,099
Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 3.905% (LIBOR - 1mo. + 1.45%), 8/15/2028 (z)	875,000	860,054
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 4.105% (LIBOR - 1mo. + 1.65%), 8/15/2028 (z)	1,800,000	1,765,540
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 4.805% (LIBOR - 1mo. + 2.35%), 8/15/2028 (z)	595,000	589,376
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 3.155% (LIBOR-1mo. + 0.7%), 3/17/2037 (z)	10,059,629	9,849,384
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	12,188,428	12,014,489
JPMorgan Chase Commercial Mortgage Securities Corp., 5.781%, 7/15/2042 (n)(q)	34,033	23,224
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	7,520,623	7,414,598
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 8/15/2046	400,827	408,822
JPMorgan Mortgage Trust, “A1”, 4.124%, 10/25/2033	126,827	127,906
KREF 2018-FL1 Ltd., “C”, FLR, 4.302% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	5,197,500	5,197,396
Lehman Brothers Commercial
Conduit Mortgage Trust, 0.954%, 2/18/2030 (i)	3,644	0
LoanCore Ltd., 2018-CRE1, “AS”,
FLR, 3.955% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	8,900,000	8,767,384
LoanCore Ltd., 2018-CRE1, “C”, FLR, 5.005% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	2,340,000	2,295,286
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	3,000,000	2,971,299
Merrill Lynch Mortgage Investors Inc., “A”, 4.185%, 5/25/2036	355,759	358,571
Merrill Lynch Mortgage Investors Inc., “A5”, 4.12%, 4/25/2035	197,088	187,210

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/2045	$5,000,000	$4,976,117
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023 (z)	3,250,000	3,238,584
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 5.019% (LIBOR - 3mo. + 2.55%), 10/20/2026 (n)	1,450,000	1,444,432
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.786% (LIBOR - 3mo. + 1.35%), 7/15/2027 (z)	6,280,000	6,123,471
Parallel Ltd., 2015-1A, “C1R”, FLR, 4.219% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,680,000	1,611,133
Parallel Ltd., 2015-1A, “C2R”, FLR, 4.219% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,810,000	1,735,804
Preferred Term Securities XIX Ltd., CDO, FLR, 2.684% (LIBOR - 3mo. + 0.35%), 12/22/2035 (z)	293,464	274,976
Race Point CLO Ltd., 2013-8A, “AR”, FLR, 3.984% (LIBOR - 3mo. + 1.34%), 2/20/2030 (n)	5,825,355	5,809,216
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	34,522	33,417
Shelter Growth CRE, 2018-FL1, “B”, FLR, 3.955% (LIBOR - 1mo. + 1.5%), 1/15/2035 (z)	3,405,714	3,371,348
TICP CLO Ltd., 2018-IA, “A2”, FLR, 4.008% (LIBOR - 3mo. + 1.5%), 4/26/2028 (z)	6,750,828	6,671,399
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	13,028,628
West CLO Ltd., 2014-1A, “A2R”, FLR, 3.794% (LIBOR - 3mo. + 1.35%), 7/18/2026 (n)	8,174,074	8,053,416
West CLO Ltd., 2014-1A, “CR”, FLR, 5.444% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	1,680,000	1,631,408

		$359,336,517

Automotive – 0.5%
General Motors Co., 4.875%, 10/02/2023	$4,291,000	$4,300,427
General Motors Co., 5.2%, 4/01/2045	4,005,000	3,325,049
General Motors Financial Co., Inc., 3.45%, 4/10/2022	2,500,000	2,417,531

		$10,043,007

Broadcasting – 0.1%
Time Warner, Inc., 3.8%, 2/15/2027	$2,105,000	$1,976,189

Brokerage & Asset Managers – 2.1%
Charles Schwab Corp., 3.2%, 3/02/2027	$9,227,000	$8,807,213
Charles Schwab Corp., 3.2%, 1/25/2028	5,189,000	4,975,833
E*TRADE Financial Corp., 3.8%, 8/24/2027	5,435,000	5,134,065
E*TRADE Financial Corp., 4.5%, 6/20/2028	3,485,000	3,436,272

7

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Brokerage & Asset Managers – continued
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	$3,417,000	$3,420,191
Raymond James Financial, Inc., 4.95%, 7/15/2046	8,066,000	7,759,508
TD Ameritrade Holding Corp., 5.6%, 12/01/2019	3,959,000	4,042,486
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	1,773,000	1,753,899
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	3,034,000	2,903,512

		$42,232,979

Building – 1.2%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$8,330,000	$8,430,022
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	1,407,000	1,300,317
Martin Marietta Materials, Inc., 4.25%, 12/15/2047	3,819,000	3,130,098
Masco Corp., 4.375%, 4/01/2026	6,170,000	6,173,672
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	2,645,000	2,482,994
Standard Industries, Inc., 6%, 10/15/2025 (n)	2,645,000	2,536,819

		$24,053,922

Business Services – 0.6%
Equinix, Inc., 5.375%, 5/15/2027	$2,426,000	$2,371,415
Fidelity National Information Services, Inc., 3%, 8/15/2026	7,885,000	7,257,733
Fidelity National Information Services, Inc., 4.75%, 5/15/2048	1,507,000	1,402,731

		$11,031,879

Cable TV – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$3,865,000	$3,845,675
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	7,676,000	7,629,227
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	5,700,000	5,329,500
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,721,000	2,994,850
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	353,793
Videotron Ltd., 5%, 7/15/2022	8,605,000	8,561,975

		$28,715,020

Chemicals – 0.2%
Sasol Financing USA LLC, 6.5%, 9/27/2028	$3,906,000	$3,908,780

Computer Software – 0.3%
Microsoft Corp., 4.1%, 2/06/2037	$5,836,000	$5,999,974

Computer Software – Systems – 0.2%
Apple, Inc., 4.375%, 5/13/2045	$4,792,000	$4,873,348

Issuer	Shares/Par	Value ($)
BONDS – continued
Conglomerates – 0.8%
Johnson Controls International PLC, 5.7%, 3/01/2041	$2,075,000	$2,126,025
United Technologies Corp., 4.45%, 11/16/2038	2,132,000	2,070,442
United Technologies Corp., 4.05%, 5/04/2047	5,638,000	5,010,283
Wabtec Corp., 4.7%, 9/15/2028	7,993,000	7,500,773

		$16,707,523

Consumer Products – 1.0%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$6,765,000	$6,808,139
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	13,673,000	12,921,611

		$19,729,750

Consumer Services – 0.6%
Priceline Group, Inc., 2.75%, 3/15/2023	$1,728,000	$1,658,491
Priceline Group, Inc., 3.65%, 3/15/2025	3,610,000	3,516,988
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)	2,145,000	1,483,849
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029 (n)	6,221,000	3,568,746
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2031 (n)	2,145,000	1,089,712

		$11,317,786

Containers – 0.5%
Berry Global Group, Inc., 5.125%, 7/15/2023	$2,905,000	$2,873,190
Sealed Air Corp., 5.125%, 12/01/2024 (n)	6,910,000	6,780,438

		$9,653,628

Electronics – 0.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$4,515,000	$4,053,092

Emerging Market Quasi-Sovereign – 0.7%
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)	$15,191,000	$14,814,571

Energy – Independent – 0.3%
Diamondback Energy, Inc., 4.75%, 11/01/2024 (n)	$5,252,000	$5,068,180

Energy – Integrated – 0.4%
Eni S.p.A., 4%, 9/12/2023 (n)	$5,485,000	$5,400,538
Shell International Finance B.V., 3.75%, 9/12/2046	2,634,000	2,452,590

		$7,853,128

Entertainment – 0.3%
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	$6,621,000	$6,240,293

Food & Beverages – 1.6%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046 (z)	$7,221,000	$6,705,205

8

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Food & Beverages – continued
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 1/15/2022	$4,992,000	$4,995,465
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	2,400,000	2,351,750
Conagra Brands, Inc., 4.6%, 11/01/2025	4,150,000	4,165,002
General Mills, Inc., 4%, 4/17/2025	2,159,000	2,125,683
Kraft Heinz Foods Co., 4.375%, 6/01/2046	4,849,000	3,999,909
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	7,334,000	7,353,231

		$31,696,245

Forest & Paper Products – 0.2%
Packaging Corp. of America, 3.65%, 9/15/2024	$3,490,000	$3,429,210

Gaming & Lodging – 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$4,350,000	$4,409,595
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,257,000	2,241,020

		$6,650,615

Insurance – 1.0%
American International Group, Inc., 3.75%, 7/10/2025	$4,804,000	$4,601,801
American International Group, Inc., 3.9%, 4/01/2026	5,113,000	4,925,971
American International Group, Inc., 4.7%, 7/10/2035	2,777,000	2,640,326
American International Group, Inc., 4.5%, 7/16/2044	2,465,000	2,201,017
Lincoln National Corp., 3.8%, 3/01/2028	1,785,000	1,732,251
Principal Financial Group, Inc., 3.4%, 5/15/2025	4,724,000	4,595,550

		$20,696,916

Insurance – Health – 1.1%
Centene Corp., 5.375%, 6/01/2026 (n)	$4,161,000	$4,046,573
Cigna Corp., 3.75%, 7/15/2023 (z)	9,040,000	9,009,337
UnitedHealth Group, Inc., 2.375%, 10/15/2022	8,997,000	8,720,377

		$21,776,287

Insurance – Property & Casualty – 1.0%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$6,835,000	$6,741,057
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	3,359,000	3,265,895
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	9,949,000	9,049,024
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	926,000	903,497

		$19,959,473

International Market Quasi-Sovereign – 0.1%
Electricite de France S.A., 4.875%, 9/21/2038 (z)	$2,687,000	$2,458,652

Issuer	Shares/Par	Value ($)
BONDS – continued
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,209,000	$1,194,725
CNH Industrial Capital LLC, 3.85%, 11/15/2027	3,085,000	2,807,625

		$4,002,350

Major Banks – 9.4%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$5,000,000	$4,991,550
Bank of America Corp., 3.004%, 12/20/2023	11,130,000	10,805,632
Bank of America Corp., 4.125%, 1/22/2024	6,960,000	7,054,366
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	8,376,000	7,829,081
Bank of America Corp., 4.443% to 1/20/2047, FLR (LIBOR - 3mo. + 1.99%) to 1/20/2048	6,670,000	6,418,992
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	8,260,000	8,136,100
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	6,088,000	5,542,637
Bank of America Corp., FLR, 6.5% (LIBOR - 3mo. + 4.174%), 10/23/2049	4,004,000	4,054,050
Bank of New York Mellon Corp., 3.442% to 2/07/2027, FLR (LIBOR - 3mo. + 1.069%) to 2/07/2028	12,874,000	12,568,581
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	3,499,000	3,375,602
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	1,899,000	1,979,708
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/2025	3,355,000	3,209,583
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	11,855,000	11,667,812
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	5,290,000	4,978,677
JPMorgan Chase & Co., 4.25%, 10/15/2020	1,385,000	1,409,694
JPMorgan Chase & Co., 4.5%, 1/24/2022	947,000	975,733
JPMorgan Chase & Co., 3.125%, 1/23/2025	374,000	356,464
JPMorgan Chase & Co., 3.509% to 1/23/2028, FLR (LIBOR - 3mo. + 0.945%) to 1/23/2029	2,455,000	2,325,221
JPMorgan Chase & Co., 4.005% to 4/23/2028, FLR (LIBOR - 3mo. + 1.12%) to 4/23/2029	8,208,000	8,072,538
Lloyds Bank PLC, 3.75%, 1/11/2027	7,906,000	7,267,076
Morgan Stanley, 5.5%, 7/28/2021	14,214,000	14,884,684
Morgan Stanley, 3.75%, 2/25/2023	8,585,000	8,569,377
Morgan Stanley, 3.125%, 7/27/2026	483,000	445,801
Morgan Stanley, 4.3%, 1/27/2045	1,528,000	1,431,131

9

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Morgan Stanley, 4.375%, 1/22/2047	$9,571,000	$9,070,983
PNC Bank N.A., 3.1%, 10/25/2027	10,280,000	9,811,873
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	7,121,000	7,206,726
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FLR (Swap Rate - 5yr. + 5.72%) to 12/29/2049	1,662,000	1,657,845
Sumitomo Mitsui Financial Group,
Inc., 2.442%, 10/19/2021	4,623,000	4,507,473
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,836,000	4,805,067
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	5,292,000	5,220,923
Wachovia Corp., 6.605%, 10/01/2025	1,764,000	1,949,140
Wells Fargo & Co., 3.069%, 1/24/2023	4,635,000	4,514,265

		$187,094,385

Medical & Health Technology & Services – 1.3%
Catholic Health Initiatives, 2.95%, 11/01/2022	$6,666,000	$6,519,628
Hackensack Meridian Health, Inc., 4.211%, 7/01/2048	3,555,000	3,547,435
Hackensack Meridian Health, Inc., 4.5%, 7/01/2057	5,360,000	5,599,722
HCA, Inc., 5.25%, 6/15/2026	3,026,000	3,003,305
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	2,518,000	2,347,132
Northwell Healthcare, Inc., 3.979%, 11/01/2046	1,503,000	1,371,137
Northwell Healthcare, Inc., 4.26%, 11/01/2047	4,465,000	4,249,520

		$26,637,879

Medical Equipment – 0.4%
Abbott Laboratories, 3.4%, 11/30/2023	$2,684,000	$2,675,634
Abbott Laboratories, 4.9%, 11/30/2046	5,863,000	6,162,880

		$8,838,514

Metals & Mining – 1.6%
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	$5,570,000	$4,386,375
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	8,679,000	8,950,219
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	4,095,000	4,021,239
Glencore Funding LLC, 4%, 4/16/2025 (n)	2,578,000	2,426,956
Glencore Funding LLC, 4%, 3/27/2027 (n)	7,000,000	6,380,263
Steel Dynamics, Inc., 5.125%, 10/01/2021	5,864,000	5,856,670

		$32,021,722

Midstream – 2.5%
Enbridge, Inc., 4.25%, 12/01/2026	$7,802,000	$7,718,815
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	6,550,000	7,857,927
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,240,000	2,379,571

Issuer	Shares/Par	Value ($)
BONDS – continued
Midstream – continued
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	$2,778,000	$2,658,577
Kinder Morgan, Inc., 5.625%, 11/15/2023 (n)	3,000,000	3,174,459
MPLX LP, 4.7%, 4/15/2048	2,384,000	2,068,355
Phillips 66 Partners LP, 4.68%, 2/15/2045	1,285,000	1,158,640
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	5,449,000	5,711,128
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	5,259,000	5,279,180
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	2,847,000	2,724,809
Tallgrass Energy LP, 4.75%, 10/01/2023 (n)	8,794,000	8,486,210

		$49,217,671

Mortgage-Backed – 25.2%
Fannie Mae, 5.18%, 3/01/2019	$114,542	$114,396
Fannie Mae, 5.51%, 3/01/2019	172,536	172,156
Fannie Mae, 5.5%, 7/01/2019 - 4/01/2040	9,584,193	10,300,813
Fannie Mae, 4.6%, 9/01/2019	683,812	689,853
Fannie Mae, 1.99%, 10/01/2019	2,476,113	2,470,974
Fannie Mae, 4.45%, 10/01/2019	474,368	479,022
Fannie Mae, 5%, 6/01/2020 - 3/01/2042	7,166,221	7,602,274
Fannie Mae, 5.19%, 9/01/2020	140,700	143,259
Fannie Mae, 3.416%, 10/01/2020	699,842	706,132
Fannie Mae, 2.14%, 5/01/2021	894,142	880,963
Fannie Mae, 3.89%, 7/01/2021	1,104,638	1,129,793
Fannie Mae, 2.56%, 10/01/2021	788,040	781,917
Fannie Mae, 2.64%, 11/01/2021	1,165,780	1,158,279
Fannie Mae, 2.75%, 3/01/2022	1,104,957	1,106,526
Fannie Mae, 6%, 8/01/2022 - 3/01/2039	2,413,772	2,622,869
Fannie Mae, 2.525%, 10/01/2022	1,767,081	1,752,851
Fannie Mae, 2.68%, 3/01/2023	1,698,706	1,686,137
Fannie Mae, 2.41%, 5/01/2023	1,979,471	1,953,571
Fannie Mae, 2.55%, 5/01/2023	1,014,633	1,006,911
Fannie Mae, 4.5%, 5/01/2024 - 6/01/2044	26,268,046	27,518,998
Fannie Mae, 4%, 3/01/2025 - 1/01/2047	53,890,788	55,427,930
Fannie Mae, 3.5%, 5/25/2025 - 12/01/2046	39,577,309	39,841,745
Fannie Mae, 2.597%, 12/25/2026	6,265,000	5,961,974
Fannie Mae, 3.95%, 1/01/2027	351,096	367,318
Fannie Mae, 3%, 12/01/2031 - 8/01/2047	20,814,163	20,429,237
Fannie Mae, 6.5%, 7/01/2032 - 1/01/2033	5,131	5,764
Fannie Mae, TBA, 2.5%, 1/01/2030	4,600,000	4,492,507
Fannie Mae, TBA, 3%, 1/01/2030	18,200,000	18,160,932
Federal Home Loan Bank, 5%, 7/01/2035	1,972,533	2,093,561
Freddie Mac, 2.086%, 3/25/2019	5,154,847	5,141,522
Freddie Mac, 5.5%, 6/01/2019 - 1/01/2038	424,563	457,860
Freddie Mac, 4.186%, 8/25/2019	1,110,000	1,113,029
Freddie Mac, 1.869%, 11/25/2019	5,250,139	5,206,121
Freddie Mac, 4.251%, 1/25/2020	807,000	814,200

10

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 5%, 4/01/2020 - 7/01/2041	$2,836,511	$3,017,491
Freddie Mac, 3.034%, 10/25/2020	2,589,007	2,587,852
Freddie Mac, 2.856%, 1/25/2021	5,331,000	5,316,361
Freddie Mac, 2.791%, 1/25/2022	4,439,000	4,421,525
Freddie Mac, 2.716%, 6/25/2022	1,478,636	1,468,674
Freddie Mac, 3.32%, 2/25/2023	3,956,000	4,011,456
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	9,057,972	9,157,334
Freddie Mac, 3.06%, 7/25/2023	4,230,000	4,247,145
Freddie Mac, 3.531%, 7/25/2023	2,401,000	2,456,506
Freddie Mac, 3.458%, 8/25/2023	7,000,000	7,138,879
Freddie Mac, 2.67%, 12/25/2024	2,784,000	2,727,764
Freddie Mac, 2.811%, 1/25/2025	4,169,000	4,112,244
Freddie Mac, 3.329%, 5/25/2025	6,457,000	6,544,817
Freddie Mac, 4%, 7/01/2025 - 10/01/2048	12,676,807	12,956,262
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	6,520,921	6,827,178
Freddie Mac, 2.745%, 1/25/2026	3,620,000	3,531,488
Freddie Mac, 2.673%, 3/25/2026	4,000,000	3,877,832
Freddie Mac, 3.224%, 3/25/2027	5,184,000	5,173,999
Freddie Mac, 6%, 8/01/2034 - 7/01/2038	119,801	130,436
Freddie Mac, 3.5%, 11/01/2037 - 9/01/2048	55,851,613	56,050,599
Freddie Mac, 3%, 1/01/2038 - 9/01/2048	32,319,326	31,639,060
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	2,228,415	2,394,142
Ginnie Mae, 6%, 1/20/2036 - 1/15/2039	260,015	281,707
Ginnie Mae, 4.5%, 4/15/2039 - 9/20/2041	10,582,690	11,097,118
Ginnie Mae, 4%, 10/20/2040 - 11/20/2048	11,963,724	12,282,948
Ginnie Mae, 3.5%, 11/15/2040 - 12/20/2048	42,224,569	42,543,374
Ginnie Mae, 3%, 11/20/2047 - 1/20/2048	34,782,003	34,231,833

		$504,017,418

Municipals – 1.6%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$13,215,000	$11,309,926
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,770,000	4,039,706
Philadelphia, PA, School District, “B”, 6.615%, 6/01/2030	3,250,000	3,846,115
Philadelphia, PA, School District, “B”, 6.765%, 6/01/2040	2,195,000	2,706,611
State of California (Build America Bonds), 7.625%, 3/01/2040	860,000	1,224,459
State of California (Build America Bonds), 7.6%, 11/01/2040	5,010,000	7,295,612

Issuer	Shares/Par	Value ($)
BONDS – continued
Municipals – continued
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	$2,260,000	$2,268,113

		$32,690,542

Natural Gas – Distribution – 0.8%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$9,294,000	$8,871,183
KeySpan Gas East Corp., 2.742%, 8/15/2026 (z)	8,200,000	7,638,773

		$16,509,956

Network & Telecom – 0.6%
AT&T, Inc., 4.5%, 5/15/2035	$8,154,000	$7,327,910
AT&T, Inc., 5.25%, 3/01/2037	5,586,000	5,491,256

		$12,819,166

Oils – 0.6%
Marathon Petroleum Corp., 3.8%, 4/01/2028 (n)	$2,155,000	$2,023,541
Marathon Petroleum Corp., 4.75%, 9/15/2044	7,350,000	6,487,997
Marathon Petroleum Corp., 5.85%, 12/15/2045	2,683,000	2,652,074

		$11,163,612

Other Banks & Diversified Financials – 2.3%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$2,570,000	$2,708,163
Capital One Financial Corp., 3.75%, 3/09/2027	5,859,000	5,444,748
Capital One Financial Corp., 3.8%, 1/31/2028	5,853,000	5,412,309
Citigroup, Inc., 4.4%, 6/10/2025	3,247,000	3,179,034
Compass Bank, 2.875%, 6/29/2022	10,895,000	10,439,321
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	5,771,000	5,587,220
Groupe BPCE S.A., 12.5% to 9/30/2019, FLR (LIBOR - 3mo. + 12.98%) to 8/29/2049 (n)	8,909,000	9,443,540
Macquarie Bank Ltd., 6.125% to 3/08/2027, FLR (Swap Rate - 5yr. + 3.703%) to 12/31/2165 (n)	5,003,000	4,271,311

		$46,485,646

Pharmaceuticals – 0.8%
Actavis Funding SCS, 3.8%, 3/15/2025	$9,371,000	$9,152,100
Elanco Animal Health, Inc., 4.272%, 8/28/2023 (z)	3,654,000	3,650,679
Elanco Animal Health, Inc., 4.9%, 8/28/2028 (n)	2,914,000	2,966,955
Gilead Sciences, Inc., 2.35%, 2/01/2020	817,000	811,427

		$16,581,161

Pollution Control – 0.2%
Republic Services, Inc., 3.95%, 5/15/2028	$2,924,000	$2,927,669

Real Estate – Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,417,000	$2,477,586

11

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Real Estate – Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$4,811,000	$4,796,657

Retailers – 0.4%
Best Buy Co., Inc., 5.5%, 3/15/2021	$7,906,000	$8,151,840

Telecommunications – Wireless – 1.4%
American Tower Corp., REIT, 3.55%, 7/15/2027	$12,018,000	$11,280,599
Crown Castle International Corp., 2.25%, 9/01/2021	2,264,000	2,188,787
Crown Castle International Corp., 3.2%, 9/01/2024	2,497,000	2,363,280
Crown Castle International Corp., 3.7%, 6/15/2026	2,419,000	2,308,772
Crown Castle International Corp., 4%, 3/01/2027	984,000	941,932
Crown Castle International Corp., 3.8%, 2/15/2028	4,000,000	3,753,960
SBA Tower Trust, 2.898%, 10/15/2044 (n)	4,229,000	4,204,142

		$27,041,472

Tobacco – 1.4%
B.A.T Capital Corp., 3.222%, 8/15/2024	$18,524,000	$17,059,898
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	7,775,000	7,712,011
Reynolds American, Inc., 8.125%, 6/23/2019	3,344,000	3,411,455

		$28,183,364

Transportation – Services – 0.5%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,612,000	$1,604,130
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	6,986,000	8,693,760

		$10,297,890

U.S. Government Agencies and Equivalents – 2.0%
Small Business Administration, 4.93%, 1/01/2024	$7,790	$8,028
Small Business Administration, 4.34%, 3/01/2024	15,890	16,214
Small Business Administration, 4.99%, 9/01/2024	11,665	12,067
Small Business Administration, 4.86%, 1/01/2025	29,657	30,573
Small Business Administration, 4.625%, 2/01/2025	29,692	30,504
Small Business Administration, 5.11%, 4/01/2025	15,624	16,156
Small Business Administration, 4.43%, 5/01/2029	316,922	330,866
Small Business Administration, 3.21%, 9/01/2030	3,910,388	3,975,140
Small Business Administration, 3.25%, 11/01/2030	371,591	380,397

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 2.85%, 9/01/2031	$826,495	$830,276
Small Business Administration, 2.37%, 8/01/2032	659,712	648,052
Small Business Administration, 2.13%, 1/01/2033	2,572,029	2,494,866
Small Business Administration, 2.21%, 2/01/2033	714,523	695,672
Small Business Administration, 2.22%, 3/01/2033	2,554,209	2,487,001
Small Business Administration, 2.08%, 4/01/2033	3,849,943	3,718,374
Small Business Administration, 2.45%, 6/01/2033	4,354,681	4,321,816
Small Business Administration, 3.15%, 7/01/2033	6,412,512	6,554,219
Small Business Administration, 3.16%, 8/01/2033	6,413,290	6,555,766
Small Business Administration, 3.62%, 9/01/2033	6,060,447	6,260,523

		$39,366,510

U.S. Treasury Obligations – 7.1%
U.S. Treasury Bonds, 4.75%, 2/15/2037	$1,576,000	$2,010,601
U.S. Treasury Bonds, 4.375%, 2/15/2038	7,523,000	9,226,124
U.S. Treasury Bonds, 3.5%, 2/15/2039	21,286,000	23,314,142
U.S. Treasury Bonds, 4.5%, 8/15/2039	228,600	285,263
U.S. Treasury Bonds, 3.125%, 11/15/2041	500,000	512,796
U.S. Treasury Bonds, 3.125%, 2/15/2042	1,300,000	1,333,039
U.S. Treasury Bonds, 2.875%, 5/15/2043	52,691,000	51,529,719
U.S. Treasury Bonds, 3%, 11/15/2045	7,735,000	7,732,952
U.S. Treasury Bonds, 2.875%, 11/15/2046	15,330,000	14,932,335
U.S. Treasury Bonds, 3%, 2/15/2048	5,930,200	5,908,777
U.S. Treasury Notes, 3.625%, 2/15/2020	4,200,000	4,245,541
U.S. Treasury Notes, 1.5%, 4/15/2020	9,248,000	9,124,438
U.S. Treasury Notes, 1.625%, 11/30/2020 (f)	5,063,000	4,978,598
U.S. Treasury Notes, 1.75%, 9/30/2022	6,583,000	6,409,312

		$141,543,637

Utilities – Electric Power – 2.4%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$2,539,000	$2,454,516
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	6,436,000	6,877,166
Dominion Resources, Inc., 3.9%, 10/01/2025	2,048,000	2,041,367
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	14,433,000	12,739,025
Enel Finance International N.V., 3.5%, 4/06/2028 (z)	6,000,000	5,146,764
Exelon Corp., 3.497%, 6/01/2022	1,184,000	1,156,944
Firstenergy Corp., 4.85%, 7/15/2047	8,703,000	8,719,892

12

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Utilities – Electric Power – continued
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	$8,842,000	$9,129,647

		$48,265,321

Total Bonds (Identified Cost, $1,999,019,117)		$1,958,297,257

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $3,161,922)	$3,162,238	$3,161,922

OTHER ASSETS, LESS LIABILITIES – 1.9%		38,325,692

NET ASSETS – 100.0%		$1,999,784,871

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,161,922 and $1,958,297,257, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $327,940,351, representing 16.4% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.694% (LIBOR - 3mo. + 1.25%), 10/18/2027	10/04/17	$4,010,000	$3,953,403

ALM V Ltd., 2012-5A, “BR3”, FLR, 4.094% (LIBOR - 3mo. + 1.7%), 10/18/2027	10/04/17	1,750,000	1,671,210

Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046	11/08/18	6,900,466	6,705,205

Arbor Realty CLO Ltd., 2018-A, “FL-1”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2028	5/23/18	7,720,000	7,595,407

Bancorp Commercial Mortgage Trust 2018-CRE4, “B”, FLR, 3.705% (LIBOR - 1mo. + 1.25%), 9/15/2035	9/17/18	2,030,000	2,019,250

Bancorp Commercial Mortgage Trust 2018-CRE4, “D”, FLR, 4.555% (LIBOR - 1mo. + 2.1%), 9/15/2035	9/17/18	1,465,000	1,465,214

Bancorp Commercial Mortgage Trust, 2018-CR3, “A”, FLR, 3.305% (LIBOR - 1mo. + 0.85%), 1/15/2033	3/13/18	5,428,268	5,380,873

Bancorp Commercial Mortgage Trust, 2018-CR3, “AS”, FLR, 3.705% (LIBOR - 1mo. + 1.25%), 1/15/2033	3/13/18	3,713,508	3,689,194

Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 5.155% (LIBOR - 1mo. + 2.7%), 1/15/2033	3/13/18-9/06/18	1,673,911	1,654,551

Bayview Commercial Asset Trust, 0%, 12/25/2036	10/25/06	14	14

Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	76,462	70,622

Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033	2/21/18	8,907,147	8,957,262

Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029	10/24/17	5,419,751	5,361,446

Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030	4/11/18	5,714,787	5,711,088

Cigna Corp., 3.75%, 7/15/2023	9/06/18-9/07/18	9,036,583	9,009,337

Commercial Mortgage Asset Trust, 1.238%, 1/17/2032	4/09/12	2	2

Cutwater Ltd., 2015-IA, “BR”, FLR, 4.236% (LIBOR - 3mo. + 1.8%), 1/15/2029	10/15/18	10,770,000	10,735,913

Elanco Animal Health, Inc., 4.272%, 8/28/2023	8/14/18	3,654,000	3,650,679

Electricite de France S.A., 4.875%, 9/21/2038	9/19/18	2,608,896	2,458,652

Enel Finance International N.V., 3.5%, 4/06/2028	10/03/17	5,933,099	5,146,764

Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 3.605% (LIBOR - 1mo. + 1.15%), 6/15/2035	6/07/18	2,090,000	2,047,945

GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022	8/15/17	3,931,326	3,890,523

HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.144% (LIBOR - 3mo. + 1.7%), 7/18/2031	5/17/18	6,545,000	6,390,099

Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 3.905% (LIBOR - 1mo. + 1.45%), 8/15/2028	8/03/18	875,000	860,054

Hunt CRE Ltd., 2018-FL2, “B”, FLR, 4.105% (LIBOR - 1mo. + 1.65%), 8/15/2028	8/03/18	1,800,000	1,765,540

Hunt CRE Ltd., 2018-FL2, “C”, FLR, 4.805% (LIBOR - 1mo. + 2.35%), 8/15/2028	8/03/18	595,000	589,376

13

MFS Total Return Bond Series

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value

Invitation Homes Trust, 2018-SFR1, “B”, FLR, 3.155% (LIBOR-1mo. + 0.7%), 3/17/2037	1/26/18	$10,059,629	$9,849,384

KeySpan Gas East Corp., 2.742%, 8/15/2026	8/02/16	8,200,000	7,638,773

NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023	3/06/18	3,249,674	3,238,584

OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.786% (LIBOR - 3mo. + 1.35%), 7/15/2027	10/27/17	6,280,000	6,123,471

Preferred Term Securities XIX Ltd., CDO, FLR, 2.684% (LIBOR - 3mo. + 0.35%), 12/22/2035	3/28/11	211,886	274,976

Shelter Growth CRE, 2018-FL1, “B”, FLR, 3.955% (LIBOR - 1mo. + 1.5%), 1/15/2035	6/20/18	3,405,714	3,371,348

TICP CLO Ltd., 2018-IA, “A2”, FLR, 4.008% (LIBOR - 3mo. + 1.5%), 4/26/2028	4/17/18	6,750,828	6,671,399

Total Restricted Securities			$137,947,558

% of Net assets			6.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

Derivative Contracts at 12/31/18

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	37	$5,402,000	March - 2019	$250,770
U.S. Treasury Note 2 yr	Long	USD	671	142,461,687	March - 2019	983,163
U.S. Treasury Ultra Bond 30 yr	Long	USD	111	17,832,844	March - 2019	937,016

						$2,170,949

Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	858	$111,607,031	March - 2019	$(3,589,287)

Cleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives

Credit Default Swaps
12/20/23	USD	44,700,000	centrally cleared	(1)	1% / Quarterly	$180,522	$(446,720)	$(266,198)
12/20/23	USD	30,770,000	centrally cleared	(2)	5% / Quarterly	(293,566)	(382,374)	(675,940)

						$(113,044)	$(829,094)	$(942,138)

(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America Investment Grade Index.

(2)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America High Yield Index.

At December 31, 2018, the fund had liquid securities with an aggregate value of $2,551,073 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

14

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,999,019,117)	$1,958,297,257
Investments in affiliated issuers, at value (identified cost, $3,161,922)	3,161,922
Receivables for
Investments sold	51,498,606
TBA sale commitments	2,244,342
Fund shares sold	58,587
Interest	15,308,860
Other assets	9,277
Total assets	$2,030,578,851

Liabilities
Payable to custodian	$42,609
Payables for
Net daily variation margin on open cleared swap agreements	61,516
Net daily variation margin on open futures contracts	224,578
TBA purchase commitments	24,776,571
Fund shares reacquired	5,331,323
Payable to affiliates
Investment adviser	109,882
Shareholder servicing costs	672
Distribution and/or service fees	31,124
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	215,695
Total liabilities	$30,793,980
Net assets	$1,999,784,871

Net assets consist of
Paid-in capital	$2,031,602,048
Total distributable earnings (loss)	(31,817,177)
Net assets	$1,999,784,871
Shares of beneficial interest outstanding	159,672,846

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$862,751,818	68,192,019	$12.65
Service Class	1,137,033,053	91,480,827	12.43

See Notes to Financial Statements

15

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Interest	$78,157,925
Dividends from affiliated issuers	639,703
Other	22,424
Total investment income	$78,820,052
Expenses
Management fee	$11,050,993
Distribution and/or service fees	3,170,640
Shareholder servicing costs	47,108
Administrative services fee	322,241
Independent Trustees’ compensation	32,997
Custodian fee	113,727
Shareholder communications	131,825
Audit and tax fees	74,607
Legal fees	17,260
Miscellaneous	73,225
Total expenses	$15,034,623
Reduction of expenses by investment adviser	(210,200)
Net expenses	$14,824,423
Net investment income (loss)	$63,995,629

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(16,441,682)
Affiliated issuers	5,447
Futures contracts	2,817,358
Swap agreements	1,899
Net realized gain (loss)	$(13,616,978)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(80,429,829)
Futures contracts	(1,639,132)
Swap agreements	(113,044)
Net unrealized gain (loss)	$(82,182,005)
Net realized and unrealized gain (loss)	$(95,798,983)
Change in net assets from operations	$(31,803,354)

See Notes to Financial Statements

16

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$63,995,629	$62,494,425
Net realized gain (loss)	(13,616,978)	(4,701,875)
Net unrealized gain (loss)	(82,182,005)	44,827,884
Change in net assets from operations	$(31,803,354)	$102,620,434
Total distributions to shareholders (a)	$(67,069,142)	$(78,600,617)
Change in net assets from fund share transactions	$(348,017,054)	$(21,340,845)
Total change in net assets	$(446,889,550)	$2,678,972

Net assets
At beginning of period	2,446,674,421	2,443,995,449
At end of period (b)	$1,999,784,871	$2,446,674,421

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $78,600,617.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $67,062,777.

See Notes to Financial Statements

17

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$13.22	$13.09	$13.00		$13.50	$13.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.36	$0.40	(c)	$0.38	$0.37
Net realized and unrealized gain (loss)	(0.53)	0.22	0.16		(0.42)	0.40
Total from investment operations	$(0.14)	$0.58	$0.56		$(0.04)	$0.77

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.45)	$(0.47)		$(0.46)	$(0.40)
Net asset value, end of period (x)	$12.65	$13.22	$13.09		$13.00	$13.50
Total return (%) (k)(r)(s)(x)	(1.09)	4.46	4.23	(c)	(0.30)	5.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.54	0.53	(c)	0.54	0.53
Expenses after expense reductions (f)	0.53	0.53	0.52	(c)	0.53	0.52
Net investment income (loss)	3.04	2.70	2.98	(c)	2.83	2.74
Portfolio turnover	48	47	37		62	58
Net assets at end of period (000 omitted)	$862,752	$997,415	$986,877		$1,030,563	$1,172,957

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$12.99	$12.87	$12.78		$13.28	$12.92

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.32	$0.36	(c)	$0.34	$0.33
Net realized and unrealized gain (loss)	(0.52)	0.22	0.16		(0.41)	0.39

Total from investment operations	$(0.17)	$0.54	$0.52		$(0.07)	$0.72

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.42)	$(0.43)		$(0.43)	$(0.36)
Net asset value, end of period (x)	$12.43	$12.99	$12.87		$12.78	$13.28
Total return (%) (k)(r)(s)(x)	(1.33)	4.18	4.01	(c)	(0.58)	5.62

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.78	(c)	0.79	0.78
Expenses after expense reductions (f)	0.78	0.78	0.77	(c)	0.78	0.77
Net investment income (loss)	2.79	2.45	2.73	(c)	2.58	2.48
Portfolio turnover	48	47	37		62	58
Net assets at end of period (000 omitted)	$1,137,033	$1,449,260	$1,457,118		$1,539,194	$1,850,948

See Notes to Financial Statements

18

MFS Total Return Bond Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

19

MFS Total Return Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally

20

MFS Total Return Bond Series

Notes to Financial Statements – continued

valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$180,910,147	$—	$180,910,147
Non-U.S. Sovereign Debt	—	17,273,223	—	17,273,223
Municipal Bonds	—	32,690,542	—	32,690,542
U.S. Corporate Bonds	—	678,325,131	—	678,325,131
Residential Mortgage-Backed Securities	—	515,011,150	—	515,011,150
Commercial Mortgage-Backed Securities	—	176,043,870	—	176,043,870
Asset-Backed Securities (including CDOs)	—	172,298,915	—	172,298,915
Foreign Bonds	—	185,744,279	—	185,744,279
Mutual Funds	3,161,922	—	—	3,161,922
Total	$3,161,922	$1,958,297,257	$—	$1,961,459,179

Other Financial Instruments
Futures Contracts – Assets	$2,170,949	$—	$—	$2,170,949
Futures Contracts – Liabilities	(3,589,287)	—	—	(3,589,287)
Swap Agreements – Liabilities	—	(942,138)	—	(942,138)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

21

MFS Total Return Bond Series

Notes to Financial Statements – continued

The derivative instruments used by the fund during the period were purchased options, futures contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$2,170,949	$(3,589,287)
Credit	Credit Default Swaps	—	(942,138)
Total		$2,170,949	$(4,531,425)

(a)

Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$2,817,358	$—	$(735,249)
Credit	—	1,899	—
Total	$2,817,358	$1,899	$(735,249)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(1,639,132)	$—
Credit	—	(113,044)
Total	$(1,639,132)	$(113,044)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

22

MFS Total Return Bond Series

Notes to Financial Statements – continued

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Amounts paid or received at the inception of uncleared swap agreements are presented parenthetically as premiums paid or received and reflected in the value of the uncleared swap in the Statement of Assets and Liabilities. Those premiums are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The value of the uncleared swap agreements, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities as “Uncleared swaps, at value”. The daily change in the value of uncleared swaps, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. For cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities and reflected in unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the

23

MFS Total Return Bond Series

Notes to Financial Statements – continued

counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At December 31, 2018, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund

24

MFS Total Return Bond Series

Notes to Financial Statements – continued

enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$67,069,142	$78,600,617

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$2,008,729,795
Gross appreciation	9,542,117
Gross depreciation	(59,173,209)
Net unrealized appreciation (depreciation)	$(49,631,092)

Undistributed ordinary income	66,622,452
Capital loss carryforwards	(48,808,537)

25

MFS Total Return Bond Series

Notes to Financial Statements – continued

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(14,724,779)
Long-Term	(34,083,758)
Total	$(48,808,537)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$30,420,323	$32,992,410
Service Class	36,648,819	45,608,207
Total	$67,069,142	$78,600,617

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $210,200, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $46,491, which equated to 0.0021% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $617.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

26

MFS Total Return Bond Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $3,596 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,232,546.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$685,423,888	$898,967,856
Non-U.S. Government securities	$373,694,902	$493,502,864

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,734,240	$73,767,560	6,375,740	$84,751,550
Service Class	7,241,190	90,993,877	9,614,560	124,887,417
	12,975,430	$164,761,437	15,990,300	$209,638,967

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,357,326	$29,749,458	2,448,014	$32,264,820
Service Class	2,953,168	36,648,819	3,519,152	45,608,207
	5,310,494	$66,398,277	5,967,166	$77,873,027

Shares reacquired
Initial Class	(15,362,499)	$(196,308,933)	(8,742,797)	$(116,258,059)
Service Class	(30,317,090)	(382,867,835)	(14,761,123)	(192,594,780)
	(45,679,589)	$(579,176,768)	(23,503,920)	$(308,852,839)

Net change
Initial Class	(7,270,933)	$(92,791,915)	80,957	$758,311
Service Class	(20,122,732)	(255,225,139)	(1,627,411)	(22,099,156)
	(27,393,665)	$(348,017,054)	(1,546,454)	$(21,340,845)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 9% and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For

27

MFS Total Return Bond Series

Notes to Financial Statements – continued

the year ended December 31, 2018, the fund’s commitment fee and interest expense were $13,137 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		42,015,906	636,653,569	(675,507,237)	3,162,238

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$5,447	$—	$—	$639,703	$3,161,922

28

MFS Total Return Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Bond Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

29

MFS Total Return Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

30

MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

31

MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Joshua Marston Robert Persons

32

MFS Total Return Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

33

MFS Total Return Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

34

MFS Total Return Bond Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

35

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

36

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

37

Annual Report

December 31, 2018

MFS® Research Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VFR-ANN

MFS® Research Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	4.0%
Amazon.com, Inc.	3.5%
Alphabet, Inc., “A”	2.6%
Mastercard, Inc., “A”	2.6%
Facebook, Inc., “A“	2.1%
Johnson & Johnson	2.0%
Pfizer, Inc.	2.0%
Comcast Corp., “A”	1.8%
Cisco Systems, Inc.	1.7%
Medtronic PLC	1.7%

Global equity sectors (k)
Technology	22.4%
Financial Services	16.7%
Health Care	15.9%
Consumer Cyclicals	13.3%
Capital Goods	12.4%
Energy	8.3%
Consumer Staples	5.5%
Telecommunications/Cable Television (s)	3.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Research Series (“fund”) provided a total return of –4.37%, while Service Class shares of the fund provided a total return of –4.62%. These compare with a return of –4.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection in both the consumer staples and health care sectors was a primary detractor from performance relative to the S&P 500 Index. Within the consumer staples sector, the fund’s overweight positions in shares of beauty products company Coty (h), commercial products manufacturer Newell Brands (h) and tobacco company Philip Morris International weakened relative results. The stock price of Coty declined due to a difficult retail environment, along with disruptions in its supply chain. The share price also came under pressure after the firm provided fiscal year 2019 earnings per share guidance that was below consensus estimates. Within the health care sector, not owning shares of pharmaceutical company Merck held back relative performance. Shares of Merck rose as the company posted solid earnings results on the back of strong growth from its flagship immuno-oncology drug Keytruda. In addition, Merck’s management raised the mid-point of its earnings guidance, increased its dividend and announced a share repurchase program, which further supported the stock.

In other sectors, the fund’s overweight positions in diversified financial services firm Citigroup, information technology company DXC Technology, video game maker Electronic Arts, natural gas producer EQT (h) and computer graphics processors maker NVIDIA weakened relative performance. An underweight position in software giant Microsoft further held back relative returns. Shares of Microsoft advanced as the company reported better-than-expected earnings results, driven by strong growth in all business segments, particularly within its More Personal Computing division. Management’s favorable forward-looking guidance further supported the stock.

Contributors to Performance

Security selection in the capital goods, consumer cyclicals and financial services sectors contributed to relative performance during the reporting period. Within the capital goods sector, avoiding shares of poor-performing diversified industrial conglomerate General Electric aided relative results. The share price of General Electric declined during the year after the company significantly lowered its expectations for future earnings and cash flows, reduced its dividend, changed its management team and moved forward with additional portfolio restructuring after reporting losses in its power segment. Within the consumer cyclicals sector, an overweight position in athletic shoes and apparel manufacturer NIKE aided relative performance after the company reported sales and earnings per share figures ahead of market estimates, fueled by ongoing strength in China and e-commerce, acceleration in North America

3

MFS Research Series

Management Review – continued

and market share gains in Europe, against weakening competition. Within the financial services sector, avoiding poor-performing diversified financial services firm Wells Fargo, and the fund’s holdings of real estate investment trust Store Capital (b), further strengthened relative returns.

Elsewhere, the fund’s overweight holdings of customer information software manager Salesforce.com, software company Adobe Systems, pharmaceutical giant Pfizer and medical device maker Medtronic positively impacted relative performance. Not owning shares of poor-performing telecommunication services provider AT&T also bolstered relative performance. Additionally, not owning shares of integrated oil and gas company Exxon Mobil further helped relative results. The share price of Exxon Mobil depreciated due to weakness in the company’s Chemicals division, owing to higher downtime and maintenance costs, particularly in the non-US regions.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	(4.37)%	7.34%	12.78%
Service Class	5/01/00	(4.62)%	7.07%	12.50%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		(4.38)%	8.49%	13.12%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.81%	$1,000.00	$922.24	$3.92
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$921.22	$5.13
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

6

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.6%
Aerospace – 3.5%
Harris Corp.	17,705	$2,383,978
Honeywell International, Inc.	52,651	6,956,250
Northrop Grumman Corp.	18,414	4,509,589
United Technologies Corp.	47,170	5,022,662

		$18,872,479

Alcoholic Beverages – 0.6%
Constellation Brands, Inc., “A”	20,719	$3,332,030

Apparel Manufacturers – 1.6%
NIKE, Inc., “B”	93,363	$6,921,933
Skechers USA, Inc., “A” (a)	70,510	1,613,974

		$8,535,907

Biotechnology – 1.3%
Biogen, Inc. (a)	14,006	$4,214,686
Bio-Techne Corp.	18,078	2,616,248

		$6,830,934

Brokerage & Asset Managers – 3.0%
Blackstone Group LP	123,728	$3,688,332
Invesco Ltd.	110,284	1,846,154
NASDAQ, Inc.	43,642	3,559,878
TD Ameritrade Holding Corp.	108,002	5,287,778
TMX Group Ltd.	32,170	1,666,704

		$16,048,846

Business Services – 5.4%
Accenture PLC, “A”	31,809	$4,485,387
Cognizant Technology Solutions Corp., “A”	65,207	4,139,340
DXC Technology Co.	79,280	4,215,318
Fidelity National Information Services, Inc.	62,398	6,398,915
Fiserv, Inc. (a)	61,273	4,502,953
Global Payments, Inc.	50,412	5,198,989

		$28,940,902

Cable TV – 2.2%
Altice USA, Inc.	133,046	$2,197,920
Comcast Corp., “A”	275,170	9,369,538

		$11,567,458

Chemicals – 2.3%
DowDuPont, Inc.	110,058	$5,885,902
FMC Corp.	19,811	1,465,221
PPG Industries, Inc.	51,407	5,255,338

		$12,606,461

Computer Software – 7.0%
Adobe Systems, Inc. (a)	33,916	$7,673,156
Microsoft Corp.	213,182	21,652,896
Salesforce.com, Inc. (a)	58,365	7,994,254

		$37,320,306

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – 0.6%
Constellation Software, Inc.	4,652	$2,977,730

Construction – 1.6%
Sherwin-Williams Co.	10,660	$4,194,284
Toll Brothers, Inc.	53,481	1,761,129
Vulcan Materials Co.	25,661	2,535,307

		$8,490,720

Consumer Products – 1.2%
Colgate-Palmolive Co.	48,310	$2,875,411
Kimberly-Clark Corp.	33,524	3,819,725

		$6,695,136

Consumer Services – 1.2%
Bookings Holdings, Inc. (a)	3,669	$6,319,559

Containers – 0.7%
Berry Global Group, Inc. (a)	75,724	$3,599,162

Electrical Equipment – 1.6%
HD Supply Holdings, Inc. (a)	71,279	$2,674,388
Resideo Technologies, Inc. (a)	8,775	180,326
Sensata Technologies Holding PLC (a)	51,342	2,302,175
TE Connectivity Ltd.	43,482	3,288,544

		$8,445,433

Electronics – 1.5%
Analog Devices, Inc.	58,703	$5,038,478
NVIDIA Corp.	21,004	2,804,034

		$7,842,512

Energy – Independent – 1.4%
EOG Resources, Inc.	58,216	$5,077,017
Marathon Petroleum Corp.	39,865	2,352,434

		$7,429,451

Energy – Integrated – 1.6%
BP PLC, ADR	219,620	$8,327,990

Entertainment – 0.4%
Six Flags Entertainment Corp.	41,156	$2,289,508

Food & Beverages – 2.7%
J.M. Smucker Co.	20,955	$1,959,083
Mondelez International, Inc.	131,873	5,278,876
PepsiCo, Inc.	65,738	7,262,734

		$14,500,693

Gaming & Lodging – 0.9%
Hilton Worldwide Holdings, Inc.	66,362	$4,764,792

Health Maintenance Organizations – 1.6%
Cigna Corp.	25,082	$4,763,573
Humana Inc.	12,552	3,595,897

		$8,359,470

7

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – 2.7%
Aon PLC	56,564	$8,222,143
Chubb Ltd.	49,301	6,368,703

		$14,590,846

Internet – 6.3%
Alphabet, Inc., “A” (a)	13,388	$13,989,925
Alphabet, Inc., “C” (a)	4,381	4,537,007
Baidu, Inc., ADR (a)	9,450	1,498,770
Facebook, Inc., “A” (a)(s)	84,103	11,025,062
LogMeIn, Inc.	32,943	2,687,161

		$33,737,925

Leisure & Toys – 1.0%
Electronic Arts, Inc. (a)	66,462	$5,244,516

Machinery & Tools – 1.3%
Flowserve Corp.	53,639	$2,039,355
Roper Technologies, Inc.	19,295	5,142,503

		$7,181,858

Major Banks – 2.6%
Goldman Sachs Group, Inc.	34,250	$5,721,462
PNC Financial Services Group, Inc.	43,558	5,092,366
State Street Corp.	47,266	2,981,067

		$13,794,895

Medical & Health Technology & Services – 1.2%
ICON PLC (a)	31,135	$4,022,953
McKesson Corp.	23,491	2,595,051

		$6,618,004

Medical Equipment – 5.3%
Boston Scientific Corp. (a)	108,068	$3,819,123
Danaher Corp.	50,835	5,242,105
Medtronic PLC	98,133	8,926,178
PerkinElmer, Inc.	73,647	5,784,972
STERIS PLC	26,021	2,780,344
West Pharmaceutical Services, Inc.	20,947	2,053,434

		$28,606,156

Natural Gas – Distribution – 0.6%
Sempra Energy	29,377	$3,178,298

Natural Gas – Pipeline – 0.9%
Enterprise Products Partners LP	173,922	$4,276,742
Equitrans Midstream Corp. (a)	39,848	797,757

		$5,074,499

Network & Telecom – 1.7%
Cisco Systems, Inc.	207,582	$8,994,528

Oil Services – 0.8%
Core Laboratories N.V.	24,475	$1,460,178
Liberty Oilfield Services, Inc. (l)	56,367	729,953
Schlumberger Ltd.	51,397	1,854,404

		$4,044,535

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 6.3%
Citigroup, Inc. (s)	170,132	$8,857,072
Mastercard, Inc., “A”	73,010	13,773,336
Signature Bank	25,764	2,648,797
U.S. Bancorp	186,235	8,510,940

		$33,790,145

Pharmaceuticals – 6.4%
Bristol-Myers Squibb Co.	100,468	$5,222,327
Elanco Animal Health, Inc. (a)	80,946	2,552,227
Johnson & Johnson (s)	84,478	10,901,886
Pfizer, Inc.	241,588	10,545,316
Zoetis, Inc.	62,368	5,334,959

		$34,556,715

Railroad & Shipping – 1.3%
Canadian Pacific Railway Ltd.	20,698	$3,676,379
Kansas City Southern Co.	34,367	3,280,330

		$6,956,709

Real Estate – 2.1%
Public Storage, Inc., REIT	22,805	$4,615,960
Store Capital Corp., REIT	237,073	6,711,537

		$11,327,497

Restaurants – 1.8%
Aramark	64,459	$1,867,377
Starbucks Corp.	117,674	7,578,206

		$9,445,583

Specialty Stores – 6.4%
Amazon.com, Inc. (a)	12,315	$18,496,760
Costco Wholesale Corp.	28,046	5,713,251
Ross Stores, Inc.	73,536	6,118,195
Tractor Supply Co.	49,102	4,097,071

		$34,425,277

Telecommunications – Wireless – 1.3%
American Tower Corp., REIT	42,934	$6,791,729

Telephone Services – 0.7%
Verizon Communications, Inc.	69,773	$3,922,638

Tobacco – 0.9%
Philip Morris International, Inc.	73,536	$4,909,263

Utilities – Electric Power – 3.1%
American Electric Power Co., Inc.	51,689	$3,863,236
CMS Energy Corp.	77,754	3,860,486
Duke Energy Corp.	46,531	4,015,625
NextEra Energy, Inc.	26,893	4,674,541

		$16,413,888

Total Common Stocks (Identified Cost, $429,642,449)		$527,702,983

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $8,681,737)	8,682,584	$8,681,716

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.29% (j) (Identified Cost, $330,654)	330,654	$330,654

SECURITIES SOLD SHORT – (0.3)%
Telecommunications – Wireless – (0.3)%
Crown Castle International Corp., REIT (Proceeds Received, $1,375,557)	(16,616)	$(1,804,996)

OTHER ASSETS, LESS LIABILITIES – 0.1%		409,872

NET ASSETS – 100.0%		$535,320,229

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $8,681,716 and $528,033,637, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2018, the fund had cash collateral of $12,571 and other liquid securities with an aggregate value of $3,477,774 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value, including $323,167 of securities on loan (identified cost, $429,973,103)	$528,033,637
Investments in affiliated issuers, at value (identified cost, $8,681,737)	8,681,716
Cash	1,026
Deposits with brokers for
Securities sold short	12,571
Receivables for
Fund shares sold	602,078
Interest and dividends	700,265
Other assets	2,949
Total assets	$538,034,242

Liabilities
Payables for
Securities sold short, at value (proceeds received, $1,375,557)	$1,804,996
Investments purchased	79,361
Fund shares reacquired	352,244
Collateral for securities loaned, at value	330,654
Payable to affiliates
Investment adviser	40,309
Shareholder servicing costs	562
Distribution and/or service fees	5,863
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	100,012
Total liabilities	$2,714,013
Net assets	$535,320,229

Net assets consist of
Paid-in capital	$369,470,450
Total distributable earnings (loss)	165,849,779
Net assets	$535,320,229
Shares of beneficial interest outstanding	21,588,162

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$319,422,260	12,814,551	$24.93
Service Class	215,897,969	8,773,611	24.61

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$10,009,700
Dividends from affiliated issuers	74,783
Other	51,484
Income on securities loaned	22,028
Foreign taxes withheld	(18,541)
Total investment income	$10,139,454
Expenses
Management fee	$4,504,920
Distribution and/or service fees	565,937
Shareholder servicing costs	30,423
Administrative services fee	95,103
Independent Trustees’ compensation	12,439
Custodian fee	34,611
Shareholder communications	52,659
Audit and tax fees	57,917
Legal fees	4,735
Dividend and interest expense on securities sold short	118,243
Miscellaneous	35,997
Total expenses	$5,512,984
Reduction of expenses by investment adviser	(83,865)
Net expenses	$5,429,119
Net investment income (loss)	$4,710,335

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$64,793,851
Affiliated issuers	(1,726)
Foreign currency	78
Net realized gain (loss)	$64,792,203
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(91,084,724)
Affiliated issuers	(21)
Securities sold short	39,546
Translation of assets and liabilities in foreign currencies	(23)
Net unrealized gain (loss)	$(91,045,222)
Net realized and unrealized gain (loss)	$(26,253,019)
Change in net assets from operations	$(21,542,684)

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$4,710,335	$3,825,629
Net realized gain (loss)	64,792,203	67,997,492
Net unrealized gain (loss)	(91,045,222)	58,538,965
Change in net assets from operations	$(21,542,684)	$130,362,086
Total distributions to shareholders (a)	$(71,592,214)	$(48,907,070)
Change in net assets from fund share transactions	$5,486,232	$(65,083,213)
Total change in net assets	$(87,648,666)	$16,371,803

Net assets
At beginning of period	622,968,895	606,597,092
At end of period (b)	$535,320,229	$622,968,895

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $7,811,001 and $41,096,069, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $3,825,397.

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15		12/31/14

Net asset value, beginning of period	$29.50	$26.00	$26.68		$29.11		$28.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.20	$0.36	(c)	$0.21		$0.19
Net realized and unrealized gain (loss)	(1.04)	5.67	1.98		(0.17	)(g)	2.68
Total from investment operations	$(0.78)	$5.87	$2.34		$0.04		$2.87

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.40)	$(0.22)		$(0.22)		$(0.25)
From net realized gain	(3.57)	(1.97)	(2.80)		(2.25)		(2.25)
Total distributions declared to shareholders	$(3.79)	$(2.37)	$(3.02)		$(2.47)		$(2.50)
Net asset value, end of period (x)	$24.93	$29.50	$26.00		$26.68		$29.11
Total return (%) (k)(r)(s)(x)	(4.37)	23.37	8.74	(c)	0.80		10.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.80	(c)	0.82		0.80
Expenses after expense reductions (f)	0.81	0.81	0.79	(c)	0.81		0.80
Net investment income (loss)	0.88	0.70	1.36	(c)	0.72		0.67
Portfolio turnover	31	37	45		43		34
Net assets at end of period (000 omitted)	$319,422	$394,867	$386,256		$410,178		$468,286

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.79	0.79	0.78	(c)	0.80		N/A

See Notes to Financial Statements

13

MFS Research Series

Financial Highlights – continued

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15		12/31/14

Net asset value, beginning of period	$29.17	$25.73	$26.42		$28.84		$28.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.13	$0.29	(c)	$0.13		$0.12
Net realized and unrealized gain (loss)	(1.03)	5.61	1.96		(0.16	)(g)	2.65
Total from investment operations	$(0.85)	$5.74	$2.25		$(0.03)		$2.77

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.33)	$(0.14)		$(0.14)		$(0.17)
From net realized gain	(3.57)	(1.97)	(2.80)		(2.25)		(2.25)
Total distributions declared to shareholders	$(3.71)	$(2.30)	$(2.94)		$(2.39)		$(2.42)
Net asset value, end of period (x)	$24.61	$29.17	$25.73		$26.42		$28.84
Total return (%) (k)(r)(s)(x)	(4.62)	23.07	8.49	(c)	0.53		9.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.05	(c)	1.07		1.05
Expenses after expense reductions (f)	1.06	1.06	1.04	(c)	1.06		1.05
Net investment income (loss)	0.63	0.47	1.11	(c)	0.47		0.42
Portfolio turnover	31	37	45		43		34
Net assets at end of period (000 omitted)	$215,898	$228,102	$220,341		$226,704		$260,028

Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.04	1.04	1.03	(c)	1.05		N/A

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments

15

MFS Research Series

Notes to Financial Statements – continued

and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$527,702,983	$—	$—	$527,702,983
Mutual Funds	9,012,370	—	—	9,012,370
Total	$536,715,353	$—	$—	$536,715,353
Securities Sold Short	$(1,804,996)	$—	$—	$(1,804,996)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2018, this expense amounted to $118,243. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent

16

MFS Research Series

Notes to Financial Statements – continued

will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $323,167. The fair value of the fund’s investment securities on loan and a related liability of $330,654 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$15,192,066	$9,021,013
Long-term capital gains	56,400,148	39,886,057
Total distributions	$71,592,214	$48,907,070

17

MFS Research Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$439,163,460
Gross appreciation	120,022,467
Gross depreciation	(24,275,570)
Net unrealized appreciation (depreciation)	$95,746,897

Undistributed ordinary income	8,377,084
Undistributed long-term capital gain	60,907,582
Other temporary differences	818,216

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$2,530,302	$5,295,662	$41,798,648	$26,010,027
Service Class	1,019,726	2,515,339	26,243,538	15,086,042
Total	$3,550,028	$7,811,001	$68,042,186	$41,096,069

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $57,191, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, this reduction amounted to $26,674, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $29,180, which equated to 0.0049% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,243.

18

MFS Research Series

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0158% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $1,026 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,153,041 and $2,794,806, respectively. The sales transactions resulted in net realized gains (losses) of $867,791.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $23,527, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short sales and short-term obligations, aggregated $187,444,725 and $255,730,763, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	329,221	$9,452,088	302,931	$8,595,627
Service Class	1,628,313	45,814,010	534,026	14,960,175
	1,957,534	$55,266,098	836,957	$23,555,802

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,541,340	$44,328,950	1,155,618	$31,305,689
Service Class	959,299	27,263,264	656,768	17,601,381
	2,500,639	$71,592,214	1,812,386	$48,907,070

Shares reacquired
Initial Class	(2,439,153)	$(73,589,103)	(2,930,200)	$(83,105,903)
Service Class	(1,633,597)	(47,782,977)	(1,934,665)	(54,440,182)
	(4,072,750)	$(121,372,080)	(4,864,865)	$(137,546,085)

Net change
Initial Class	(568,592)	$(19,808,065)	(1,471,651)	$(43,204,587)
Service Class	954,015	25,294,297	(743,871)	(21,878,626)
	385,423	$5,486,232	(2,215,522)	$(65,083,213)

19

MFS Research Series

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 20%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $3,359 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		2,178,444	88,392,898	(81,888,758)	8,682,584

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(1,726)	$(21)	$—	$74,783	$8,681,716

20

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

22

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Joseph MacDougall

24

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS Research Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

26

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $62,041,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 47.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2018

MFS® Total Return Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VTR-ANN

MFS® Total Return Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.75%, 11/30/2021	2.8%
JPMorgan Chase & Co.	1.8%
U.S. Treasury Bonds, 2.875%, 5/15/2043	1.7%
Fannie Mae, 4%, 30 Years	1.6%
U.S. Treasury Notes, 2.50%, 8/15/2023	1.5%
Pfizer, Inc.	1.5%
Fannie Mae, 3.5%, 30 Years	1.4%
Comcast Corp., “A”	1.4%
U.S. Treasury Notes, 1.625%, 6/30/2019	1.3%
U.S. Treasury Notes, 1.75%, 9/30/2022	1.2%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	0.5%
A	3.8%
BBB	7.3%
B (o)	0.0%
CCC (o)	0.0%
CC	0.1%
C (o)	0.0%
U.S. Government	13.6%
Federal Agencies	14.1%
Not Rated	0.2%
Non-Fixed Income	56.2%
Cash & Cash Equivalents	(0.3)%

GICS equity sectors
Financials	12.7%
Health Care	9.8%
Industrials	7.3%
Information Technology	6.6%
Consumer Staples	5.1%
Energy	3.3%
Consumer Discretionary	2.9%
Communication Services	2.6%
Utilities	2.4%
Materials	2.4%
Real Estate	1.1%

Fixed income sectors (i)
Mortgage-Backed Securities	14.0%
U.S. Treasury Securities	13.6%
Investment Grade Corporates	11.1%
Commercial Mortgage-Backed Securities	2.4%
Collateralized Debt Obligations	1.3%
Asset-Backed Securities	0.5%
Non-U.S. Government Bonds	0.5%
Emerging Markets Bonds	0.4%
Municipal Bonds	0.2%
U.S. Government Agencies	0.1%

MFS Total Return Series

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Total Return Series (“fund”) provided a total return of –5.61%, while Service Class shares of the fund provided a total return of –5.87%. These compare with returns of –4.38% and 0.01% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (“Blended Index”), generated a return of –2.35%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Within the equity portion of the fund, the combination of an overweight position and stock selection in the financials sector detracted from performance relative to the S&P 500 Index. Here, the fund’s overweight positions in financial services firms, Goldman Sachs Group and Citigroup, held back relative returns. The stock price of Goldman Sachs Group fell after news that Malaysia had filed a criminal charge against the bank in a global corruption probe. Any proceedings by the Department of Justice, or any other governmental or regulatory authorities, could result in significant fines, penalties and other sanctions against the firm.

An underweight allocation and stock selection within both the information technology and consumer discretionary sectors also hurt relative performance. Within the information technology sector, an underweight position in software giant Microsoft detracted from relative returns. Shares of Microsoft advanced as the company reported better-than-expected earnings results, driven by strong growth in all business segments, particularly within its More Personal Computing division. Management’s favorable forward-looking guidance further supported the stock. The fund’s overweight position in information technology company DXC Technology weighed on relative performance. Shares of DXC Technology declined after the company missed, and then lowered, its revenue expectations, driven by execution challenges in its Digital business and foreign exchange headwinds. Within the consumer discretionary sector, the timing of the fund’s ownership in shares of internet retailer Amazon.com held back relative returns.

Elsewhere, the fund’s overweight holdings of tobacco company Philip Morris International, food producer Tyson Foods and health services and information technology company McKesson negatively impacted relative performance. Holdings of residential and commercial building materials manufacturer Owens Corning (b)(h) and pharmaceutical company Bayer (b) (Germany) further weakened relative results.

MFS Total Return Series

Management Review – continued

Within the fixed income portion of the fund, security selection within both the industrials and commercial mortgage-backed securities (CMBS) sectors held back performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s underweight exposure to the treasury sector further weighed on relative returns.

Contributors to Performance

Within the equity portion of the fund, stock selection within the real estate sector aided performance relative to the S&P 500 Index, led by the fund’s position in real estate investment trust Medical Properties Trust (b). Shares of Medical Properties Trust appreciated after the firm reported earnings results that were above consensus expectations and provided strong guidance for 2019.

The combination of stock selection and an overweight position in the health care sector also contributed to relative performance, driven by the fund’s overweight holdings of pharmaceutical giant Pfizer, life sciences supply company Thermo Fisher Scientific, pharmaceutical company Eli Lilly & Co., medical device maker Medtronic, healthcare equipment manufacturer Danaher and pharmaceutical and medical products maker Abbott Laboratories. Shares of Thermo Fisher Scientific rose on the back of better-than-expected organic sales and strong operational execution across all of its business divisions.

Elsewhere, avoiding shares of diversified industrial conglomerate General Electric benefited relative performance. The share price of General Electric declined during the year after the company significantly lowered its expectations for future earnings and cash flows, reduced its dividend, changed its management team and moved forward with additional portfolio restructuring after reporting losses in its power segment. The fund’s underweight holding of social networking service provider Facebook (h) and avoiding shares of telecommunication services provider AT&T further bolstered relative returns.

Within the fixed income portion of the fund, security selection in the MBS Agency Fixed Rate, financial institutions and utilities sectors contributed to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s positioning along the yield curve (y) also benefited relative performance.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara, Steven Gorham, Joshua Marston, Robert Persons, Jonathan Sage, and Brooks Taylor

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective June 30, 2018, William Douglas and Richard Hawkins are no longer Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	(5.61)%	4.56%	8.14%
Service Class	5/01/00	(5.87)%	4.31%	7.87%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		(4.38)%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		0.01%	2.52%	3.48%
MFS Total Return Blended Index (f)(w)		(2.35)%	6.24%	9.42%

(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2018, the MFS Total Return Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

MFS Total Return Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.62%	$1,000.00	$963.79	$3.07
	Hypothetical (h)	0.62%	$1,000.00	$1,022.08	$3.16
Service Class	Actual	0.87%	$1,000.00	$962.70	$4.30
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 56.0%
Aerospace – 2.6%
Boeing Co.	40,644	$13,107,690
Harris Corp.	19,751	2,659,472
Honeywell International, Inc.	138,526	18,302,055
Lockheed Martin Corp.	22,318	5,843,745
Northrop Grumman Corp.	30,289	7,417,776
United Technologies Corp.	115,382	12,285,876

		$59,616,614

Airlines – 0.1%
Delta Air Lines, Inc.	66,718	$3,329,228

Alcoholic Beverages – 0.6%
Diageo PLC	264,764	$9,432,234
Molson Coors Brewing Co.	87,397	4,908,216

		$14,340,450

Apparel Manufacturers – 0.4%
Hanesbrands, Inc.	107,942	$1,352,513
LVMH Moet Hennessy Louis Vuitton SE	10,370	3,067,784
NIKE, Inc., “B”	53,569	3,971,606

		$8,391,903

Automotive – 0.8%
Aptiv PLC	88,212	$5,431,213
Harley-Davidson, Inc.	15,754	537,527
Lear Corp.	69,965	8,595,900
Toyota Motor Corp.	62,300	3,618,432

		$18,183,072

Biotechnology – 0.3%
Biogen, Inc. (a)	23,684	$7,126,989

Broadcasting – 0.5%
Interpublic Group of Companies, Inc.	170,481	$3,517,023
Omnicom Group, Inc.	112,567	8,244,407

		$11,761,430

Brokerage & Asset Managers – 1.3%
Apollo Global Management LLC, “A”	182,328	$4,474,329
BlackRock, Inc.	19,996	7,854,829
Blackstone Group LP	129,960	3,874,108
Charles Schwab Corp.	58,401	2,425,393
Invesco Ltd.	69,594	1,165,004
NASDAQ, Inc.	62,138	5,068,597
T. Rowe Price Group, Inc.	55,770	5,148,686

		$30,010,946

Business Services – 2.4%
Accenture PLC, “A”	136,432	$19,238,277
Amdocs Ltd.	95,907	5,618,232
Cognizant Technology Solutions Corp., “A”	35,065	2,225,926
DXC Technology Co.	189,091	10,053,969
Equifax, Inc.	53,663	4,997,635
Fidelity National Information Services, Inc.	53,146	5,450,122

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Business Services – continued
Fiserv, Inc. (a)	64,374	$4,730,845
Worldpay, Inc. (a)	36,888	2,819,350

		$55,134,356

Cable TV – 1.4%
Comcast Corp., “A”	930,390	$31,679,780

Chemicals – 1.9%
3M Co.	50,193	$9,563,774
Celanese Corp.	41,215	3,708,114
CF Industries Holdings, Inc.	191,784	8,344,522
DowDuPont, Inc.	87,015	4,653,562
PPG Industries, Inc.	163,463	16,710,822

		$42,980,794

Computer Software – 1.7%
Adobe Systems, Inc. (a)	55,900	$12,646,816
Check Point Software Technologies Ltd. (a)	27,414	2,814,047
Microsoft Corp.	202,207	20,538,165
Oracle Corp.	90,227	4,073,749

		$40,072,777

Computer Software – Systems – 0.4%
Apple, Inc.	43,995	$6,939,771
Seagate Technology PLC	40,962	1,580,723
Western Digital Corp.	27,947	1,033,201

		$9,553,695

Construction – 0.7%
Pulte Homes, Inc.	86,745	$2,254,502
Sherwin-Williams Co.	20,363	8,012,026
Stanley Black & Decker, Inc.	52,062	6,233,904

		$16,500,432

Consumer Products – 0.7%
Colgate-Palmolive Co.	15,154	$901,966
Coty, Inc., “A”	146,079	958,278
Kimberly-Clark Corp.	81,381	9,272,551
Procter & Gamble Co.	13,978	1,284,858
Reckitt Benckiser Group PLC	56,181	4,305,807

		$16,723,460

Containers – 0.1%
Crown Holdings, Inc. (a)	67,593	$2,809,841

Electrical Equipment – 0.6%
HD Supply Holdings, Inc. (a)	25,531	$957,923
Johnson Controls International PLC	424,754	12,593,956
Schneider Electric S.A.	16,376	1,120,514

		$14,672,393

Electronics – 1.4%
Analog Devices, Inc.	29,282	$2,513,274
Intel Corp.	94,362	4,428,409

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – continued
Marvell Technology Group Ltd.	136,144	$2,204,171
Maxim Integrated Products, Inc.	68,271	3,471,580
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	222,311	8,205,499
Texas Instruments, Inc.	128,438	12,137,391

		$32,960,324

Energy – Independent – 0.9%
EOG Resources, Inc.	84,402	$7,360,699
Hess Corp.	56,875	2,303,438
Marathon Petroleum Corp.	37,200	2,195,172
Noble Energy, Inc.	86,657	1,625,685
Occidental Petroleum Corp.	45,861	2,814,948
Phillips 66	35,449	3,053,931
Pioneer Natural Resources Co.	17,733	2,332,244

		$21,686,117

Energy – Integrated – 1.3%
Anadarko Petroleum Corp.	65,439	$2,868,846
BP PLC	1,065,327	6,734,334
Chevron Corp.	78,967	8,590,820
Eni S.p.A.	228,610	3,601,011
Exxon Mobil Corp.	125,447	8,554,231

		$30,349,242

Food & Beverages – 2.0%
Archer Daniels Midland Co.	105,745	$4,332,373
Coca-Cola European Partners PLC	58,379	2,676,677
Danone S.A.	64,244	4,527,600
General Mills, Inc.	205,668	8,008,712
J.M. Smucker Co.	17,999	1,682,727
Marine Harvest	205,973	4,335,945
Mondelez International, Inc.	63,806	2,554,154
Nestle S.A.	133,644	10,865,371
PepsiCo, Inc.	22,067	2,437,962
Tyson Foods, Inc., “A”	85,931	4,588,715

		$46,010,236

Furniture & Appliances – 0.2%
Whirlpool Corp.	39,334	$4,203,625

Gaming & Lodging – 0.1%
Marriott International, Inc., “A”	19,260	$2,090,866

General Merchandise – 0.1%
Dollar Tree, Inc. (a)	30,882	$2,789,262

Health Maintenance Organizations – 1.0%
Cigna Corp.	67,187	$12,760,216
Humana Inc.	34,520	9,889,289

		$22,649,505

Insurance – 3.5%
Aon PLC	108,790	$15,813,714
Chubb Ltd.	135,909	17,556,725
MetLife, Inc.	409,484	16,813,413
Prudential Financial, Inc.	125,739	10,254,015
Tokio Marine Holding, Inc.	27,300	1,297,721

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – continued
Travelers Cos., Inc.	104,536	$12,518,186
Unum Group	73,631	2,163,279
Zurich Insurance Group AG	19,759	5,903,784

		$82,320,837

Internet – 0.3%
Alphabet, Inc., “A” (a)	6,175	$6,452,628

Leisure & Toys – 0.1%
Brunswick Corp.	33,206	$1,542,419
Electronic Arts, Inc. (a)	22,271	1,757,404

		$3,299,823

Machinery & Tools – 1.7%
AGCO Corp.	40,482	$2,253,633
Allison Transmission Holdings, Inc.	19,990	877,761
Deere & Co.	21,706	3,237,884
Eaton Corp. PLC	238,112	16,348,770
Illinois ToolWorks, Inc.	93,227	11,810,929
Ingersoll-Rand Co. PLC, “A”	44,365	4,047,419
Regal Beloit Corp.	16,109	1,128,435

		$39,704,831

Major Banks – 5.6%
Bank of America Corp.	800,266	$19,718,554
Bank of New York Mellon Corp.	263,898	12,421,679
BNP Paribas	27,049	1,223,385
Goldman Sachs Group, Inc.	77,669	12,974,606
JPMorgan Chase & Co.	418,529	40,856,801
Morgan Stanley	115,571	4,582,390
PNC Financial Services Group, Inc.	98,010	11,458,349
Royal Bank of Canada	33,075	2,263,791
State Street Corp.	123,153	7,767,260
Sumitomo Mitsui Financial Group, Inc.	33,900	1,117,915
Wells Fargo & Co.	289,710	13,349,837
Westpac Banking Corp.	123,279	2,174,262

		$129,908,829

Medical & Health Technology & Services – 0.9%
AmerisourceBergen Corp.	41,517	$3,088,865
CVS Health Corp.	27,355	1,792,300
HCA Healthcare, Inc.	64,429	8,018,189
McKesson Corp.	45,614	5,038,978
Walgreens Boots Alliance, Inc.	30,792	2,104,017

		$20,042,349

Medical Equipment – 3.2%
Abbott Laboratories	199,848	$14,455,006
Danaher Corp.	175,405	18,087,763
Medtronic PLC	221,830	20,177,657
Thermo Fisher Scientific, Inc.	80,428	17,998,982
Zimmer Biomet Holdings, Inc.	34,579	3,586,534

		$74,305,942

Metals & Mining – 0.3%
Rio Tinto Ltd.	137,920	$6,557,072

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Natural Gas – Distribution – 0.2%
ENGIE	169,062	$2,426,127
Sempra Energy	29,738	3,217,354

		$5,643,481

Natural Gas – Pipeline – 0.8%
Enterprise Products Partners LP	330,008	$8,114,897
EQM Midstream Partners LP	37,441	1,619,323
Equitrans Midstream Corp. (a)	89,308	1,787,946
MPLX LP	68,103	2,063,521
Plains All American Pipeline LP	129,021	2,585,581
Plains GP Holdings LP	149,472	3,004,387

		$19,175,655

Network & Telecom – 0.7%
Cisco Systems, Inc.	356,425	$15,443,895

Oil Services – 0.3%
Schlumberger Ltd.	180,597	$6,515,940

Other Banks & Diversified Financials – 2.2%
American Express Co.	44,114	$4,204,946
Citigroup, Inc.	369,285	19,224,977
ORIX Corp.	377,000	5,477,669
SunTrust Banks, Inc.	44,791	2,259,258
Synchrony Financial	64,491	1,512,959
U.S. Bancorp	328,179	14,997,780
Visa, Inc., “A”	29,037	3,831,142

		$51,508,731

Pharmaceuticals – 4.5%
Bayer AG	76,580	$5,313,626
Bristol-Myers Squibb Co.	217,586	11,310,120
Eli Lilly & Co.	113,946	13,185,831
Johnson & Johnson	210,975	27,226,324
Merck & Co., Inc.	69,874	5,339,072
Mylan N.V. (a)	63,511	1,740,202
Novartis AG	13,392	1,147,003
Pfizer, Inc.	783,044	34,179,871
Roche Holding AG	22,907	5,664,311

		$105,106,360

Printing & Publishing – 0.2%
Moody’s Corp.	21,957	$3,074,858
Transcontinental, Inc., “A”	121,285	1,714,621

		$4,789,479

Railroad & Shipping – 1.1%
Canadian National Railway Co.	34,509	$2,557,462
Union Pacific Corp.	165,979	22,943,277

		$25,500,739

Real Estate – 1.2%
Annaly Mortgage Management, Inc., REIT	169,407	$1,663,577
EPR Properties, REIT	26,121	1,672,528
Life Storage, Inc., REIT	26,393	2,454,285
Medical Properties Trust, Inc., REIT	603,703	9,707,544
Public Storage, Inc., REIT	8,830	1,787,280

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – continued
Simon Property Group, Inc., REIT	22,004	$3,696,452
Store Capital Corp., REIT	233,160	6,600,760

		$27,582,426

Restaurants – 0.6%
Aramark	94,700	$2,743,459
Starbucks Corp.	129,252	8,323,829
U.S. Foods Holding Corp. (a)	73,860	2,336,930

		$13,404,218

Specialty Chemicals – 0.2%
Axalta Coating Systems Ltd. (a)	139,562	$3,268,542
Methanex Corp.	21,851	1,052,563

		$4,321,105

Specialty Stores – 0.7%
Amazon.com, Inc. (a)	7,991	$12,002,242
Tractor Supply Co.	26,540	2,214,498
Urban Outfitters, Inc. (a)	64,764	2,150,165

		$16,366,905

Telephone Services – 0.4%
Verizon Communications, Inc.	178,513	$10,036,001

Tobacco – 1.6%
Altria Group, Inc.	199,610	$9,858,738
Japan Tobacco, Inc.	80,700	1,914,600
Philip Morris International, Inc.	371,617	24,809,151

		$36,582,489

Trucking – 0.2%
United Parcel Service, Inc., “B”	54,281	$5,294,026

Utilities – Electric Power – 2.0%
Duke Energy Corp.	129,731	$11,195,786
Exelon Corp.	279,491	12,605,044
PPL Corp.	75,828	2,148,207
Public Service Enterprise Group, Inc.	73,335	3,817,087
Southern Co.	181,347	7,964,760
SSE PLC	260,411	3,589,713
WEC Energy Group, Inc.	39,101	2,708,135
Xcel Energy, Inc.	42,660	2,101,858

		$46,130,590

Total Common Stocks (Identified Cost, $990,838,007)		$1,301,621,688

BONDS – 43.8%
Aerospace – 0.1%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$770,000	$717,201
L3 Technologies, Inc., 3.85%, 6/15/2023	2,728,000	2,732,076

		$3,449,277

Apparel Manufacturers – 0.1%
Coach, Inc., 4.125%, 7/15/2027	$1,735,000	$1,624,320

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – 4.2%
ALM Loan Funding CLO, 2013-7R2A, “A1B2”, FLR, 3.836% (LIBOR - 3mo. + 1.4%), 10/15/2027 (z)	$4,410,000	$4,363,620
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.694% (LIBOR - 3mo. + 1.25%), 10/18/2027 (z)	2,667,000	2,629,358
AREIT CRE Trust CLO, 2018-CRE2, “A”, FLR, 3.286% (LIBOR - 1mo. + 0.98%), 11/14/2035 (z)	4,363,500	4,363,491
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 3.355% (LIBOR - 1mo. + 0.9%), 9/15/2035 (z)	3,181,504	3,181,498
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	1,562,581	1,443,227
BDS Ltd., FLR, 3.855% (LIBOR - 1mo. + 1.4%), 8/15/2035 (z)	4,179,000	4,106,766
Benchmark Mortgage Trust, “2018-B1”, 3.666%, 1/15/2051	3,877,000	3,881,505
Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.455% (LIBOR - 1mo. + 1%), 6/15/2028 (z)	1,186,535	1,189,515
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (z)	1,604,846	1,603,759
Citigroup Commercial Mortgage Trust, 2017-C4, 3.471%, 10/12/2050	1,028,231	1,014,598
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	4,027,089
Commercial Mortgage Trust, 2017-CD4, “A4”, 3.514%, 5/10/2050	4,708,829	4,676,699
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	3,033,967	2,981,586
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,315,706
Cutwater CLO Ltd., 2015-1A, “AR”, FLR, 3.656% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	4,410,000	4,377,895
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR -3mo. + 0.9%), 4/15/2029 (z)	2,088,000	2,061,950
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.456% (LIBOR -3mo. + 1.02%), 4/15/2031 (n)	4,414,000	4,350,094
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 3.936% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	1,330,000	1,309,877
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	1,735,000	1,729,666
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	1,465,000	1,454,745
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.829% (LIBOR - 1mo. + 1.2%), 10/21/2023 (n)	1,638,500	1,629,932
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	431,297	450,994

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	$4,243,101	$4,212,060
GS Mortgage Securities Trust, 2017-GS6, “A3”, 3.433%, 5/10/2050	2,128,142	2,088,973
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	4,880,000	4,885,342
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	3,256,792	3,210,315
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	819,943	808,383
Kref Ltd., 2018-FL1, “A”, FLR, 3.402% (LIBOR - 1mo. + 1.1%), 6/15/2036 (z)	2,180,000	2,179,961
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,600,004	1,577,821
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,456,742	1,440,880
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 4.244% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	4,534,203	4,522,496
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 3.136% (LIBOR - 1mo. + 0.63%), 9/25/2023 (z)	2,554,000	2,553,041
Neuberger Berman CLO Ltd., FLR, 3.236% (LIBOR - 3mo. + 0.8%), 1/15/2028 (z)	1,900,000	1,876,970
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	733,687	710,203
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679%, 12/15/2050	3,803,000	3,793,636
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,320,411

		$97,324,062

Automotive – 0.3%
General Motors Co., 5.15%, 4/01/2038	$715,000	$611,459
General Motors Co., 6.75%, 4/01/2046	1,124,000	1,089,284
General Motors Financial Co., Inc., 3.2%, 7/06/2021	2,353,000	2,298,334
General Motors Financial Co., Inc., 4.35%, 4/09/2025	1,137,000	1,077,357
Lear Corp., 3.8%, 9/15/2027	1,794,000	1,639,679

		$6,716,113

Brokerage & Asset Managers – 0.6%
Charles Schwab Corp., 3.2%, 1/25/2028	$5,000,000	$4,794,598
E*TRADE Financial Corp., 2.95%, 8/24/2022	1,029,000	998,237
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	903,000	897,059
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	1,484,000	1,434,097
Intercontinental Exchange, Inc., 4%, 10/15/2023	2,519,000	2,579,204

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Brokerage & Asset Managers – continued
Raymond James Financial, Inc., 4.95%, 7/15/2046	$2,325,000	$2,236,655

		$12,939,850

Building – 0.2%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$1,146,000	$1,020,031
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	927,000	845,670
Masco Corp., 4.375%, 4/01/2026	1,938,000	1,939,153

		$3,804,854

Business Services – 0.1%
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	$630,000	$573,715
Fidelity National Information Services, Inc., 4.75%, 5/15/2048	1,575,000	1,466,026

		$2,039,741

Cable TV – 0.1%
TimeWarner Entertainment Co. LP, 8.375%, 7/15/2033	$2,855,000	$3,483,033

Chemicals – 0.2%
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	$1,581,000	$1,577,559
Sherwin-Williams Co., 2.25%, 5/15/2020	1,075,000	1,058,388
Sherwin-Williams Co., 4.5%, 6/01/2047	1,201,000	1,084,482

		$3,720,429

Computer Software – 0.1%
Microsoft Corp., 4.25%, 2/06/2047	$3,374,000	$3,547,075

Computer Software – Systems – 0.3%
Apple, Inc., 2.85%, 2/23/2023	$3,502,000	$3,458,866
Apple, Inc., 3.35%, 2/09/2027	2,239,000	2,190,447
Apple, Inc., 3.85%, 5/04/2043	1,303,000	1,240,269

		$6,889,582

Conglomerates – 0.2%
Roper Technologies, Inc., 4.2%, 9/15/2028	$900,000	$891,584
United Technologies Corp., 4.625%, 11/16/2048	1,778,000	1,719,404
Wabtec Corp., 4.7%, 9/15/2028	2,041,000	1,915,311

		$4,526,299

Consumer Products – 0.2%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$3,463,000	$3,485,083
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	1,097,000	1,036,715

		$4,521,798

Consumer Services – 0.3%
Priceline Group, Inc., 2.75%, 3/15/2023	$4,026,000	$3,864,054
Visa, Inc., 3.15%, 12/14/2025	2,934,000	2,884,608

		$6,748,662

Issuer	Shares/Par	Value ($)
BONDS – continued
Electronics – 0.2%
Broadcom Corp., 3.5%, 1/15/2028	$2,628,000	$2,278,257
Intel Corp., 4.1%, 5/11/2047	1,844,000	1,772,493

		$4,050,750

Emerging Market Quasi-Sovereign – 0.1%
State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019 (z)	$2,591,000	$2,588,348

Energy – Integrated – 0.1%
BP Capital Markets PLC, 4.5%, 10/01/2020	$1,054,000	$1,078,953
Eni S.p.A., 4.75%, 9/12/2028 (n)	1,944,000	1,901,478

		$2,980,431

Financial Institutions – 0.1%
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027	$1,637,000	$1,418,749

Food & Beverages – 0.5%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$2,610,000	$3,310,022
Conagra Brands, Inc., 5.3%, 11/01/2038	725,000	685,806
Conagra Brands, Inc., 5.4%, 11/01/2048	968,000	892,616
Constellation Brands, Inc., 3.5%, 5/09/2027	3,365,000	3,117,602
Danone S.A., 2.947%, 11/02/2026 (n)	3,438,000	3,138,493
Kraft Heinz Foods Co., 5%, 7/15/2035	790,000	742,682

		$11,887,221

Gaming & Lodging – 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$1,804,000	$1,764,366
Marriott International, Inc., 4%, 4/15/2028	2,208,000	2,123,859

		$3,888,225

Insurance – 0.3%
American International Group, Inc., 4.875%, 6/01/2022	$5,088,000	$5,278,675
American International Group, Inc., 4.125%, 2/15/2024	2,620,000	2,630,545

		$7,909,220

Insurance – Health – 0.1%
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)	$2,587,000	$2,584,556

Insurance – Property & Casualty – 0.3%
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	$1,162,000	$1,126,819
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	1,469,000	1,428,282
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	3,270,000	3,369,853

		$5,924,954

International Market Quasi-Sovereign – 0.5%
KFW International Finance, Inc., 4.875%, 6/17/2019	$4,560,000	$4,608,594

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
International Market Quasi-Sovereign – continued
Temasek Financial I Ltd., 2.375%, 1/23/2023 (n)	$6,400,000	$6,197,521

		$10,806,115

Local Authorities – 0.2%
New Jersey Turnpike Authority Rev.
(Build America Bonds), “F”, 7.414%, 1/01/2040	$3,685,000	$5,192,165

Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$2,120,000	$2,094,968

Major Banks – 2.3%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$2,400,000	$2,395,944
Bank of America Corp., 5.49%, 3/15/2019	2,989,000	3,002,565
Bank of America Corp., 4.1%, 7/24/2023	3,870,000	3,922,255
Bank of America Corp., 4.125%, 1/22/2024	5,102,000	5,171,174
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	1,842,000	1,761,865
Bank of America Corp., 3.5%, 4/19/2026	1,814,000	1,747,118
Bank of New York Mellon Corp., 2.6%, 8/17/2020	3,218,000	3,196,280
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	3,706,000	3,487,897
JPMorgan Chase & Co., 3.2%, 1/25/2023	5,489,000	5,408,722
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	4,188,000	4,067,561
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,248,000	1,096,178
Morgan Stanley, 3.125%, 1/23/2023	1,518,000	1,481,828
Morgan Stanley, 3.875%, 4/29/2024	1,539,000	1,531,535
Morgan Stanley, 4%, 7/23/2025	1,206,000	1,190,311
Morgan Stanley, 3.625%, 1/20/2027	5,235,000	4,978,009
PNC Bank N.A., 2.3%, 6/01/2020	2,247,000	2,216,415
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	3,418,000	3,276,586
UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026 (z)	2,536,000	2,520,897
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	1,510,000	1,472,511
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	620,000	611,673

		$54,537,324

Medical & Health Technology & Services – 0.7%
Becton, Dickinson and Co., 2.675%, 12/15/2019	$1,605,000	$1,589,762
Becton, Dickinson and Co., 3.125%, 11/08/2021	1,075,000	1,060,178

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Becton, Dickinson and Co., 4.669%, 6/06/2047	$2,270,000	$2,137,942
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	660,000	654,976
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	1,672,000	1,600,101
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	1,802,000	1,679,719
Northwell Healthcare, Inc., 3.979%, 11/01/2046	171,000	155,998
Northwell Healthcare, Inc., 4.26%, 11/01/2047	1,367,000	1,301,029
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	2,583,000	2,384,976
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	3,300,000	3,068,673

		$15,633,354

Medical Equipment – 0.3%
Abbott Laboratories, 4.9%, 11/30/2046	$2,249,000	$2,364,031
Medtronic, Inc., 4.375%, 3/15/2035	1,886,000	1,932,944
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	2,940,000	2,795,540
Zimmer Biomet Holdings, Inc., FLR, 3.554% (LIBOR - 3mo. + 0.75%), 3/19/2021	992,000	982,711

		$8,075,226

Metals & Mining – 0.1%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$2,067,000	$2,029,768
Glencore Funding LLC, 4%, 3/27/2027 (n)	1,445,000	1,317,069

		$3,346,837

Midstream – 0.6%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$3,780,000	$3,682,895
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	280,000	272,600
Enterprise Products Operating LP, 6.5%, 1/31/2019	2,995,000	3,001,586
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	1,369,000	1,358,413
MPLX LP, 4.5%, 4/15/2038	938,000	820,089
ONEOK, Inc., 4.95%, 7/13/2047	2,637,000	2,439,220
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	3,392,000	3,405,016

		$14,979,819

Mortgage-Backed – 13.9%
Fannie Mae, 5.5%, 6/01/2019 - 4/01/2040	$10,691,837	$11,448,769
Fannie Mae, 5%, 7/01/2019 - 3/01/2041	4,429,078	4,703,322
Fannie Mae, 4.6%, 9/01/2019	457,698	461,741
Fannie Mae, 4.5%, 4/01/2020 - 6/01/2044	11,353,040	11,884,108
Fannie Mae, 2.64%, 4/25/2020	57,590	57,533
Fannie Mae, 6%, 1/01/2021 - 7/01/2037	5,772,803	6,264,155

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 2.59%, 5/01/2023	$452,877	$450,133
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2047	35,503,068	35,704,919
Fannie Mae, 2.7%, 7/01/2025	367,000	361,281
Fannie Mae, 3.43%, 6/01/2026	577,379	588,335
Fannie Mae, 2.28%, 11/01/2026	483,577	459,717
Fannie Mae, 2.597%, 12/25/2026	1,585,000	1,508,337
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	1,706,024	1,886,934
Fannie Mae, 3%, 12/01/2031 - 9/01/2048	13,721,445	13,513,666
Fannie Mae, 4%, 9/01/2040 - 10/01/2048	34,920,777	35,828,090
Fannie Mae, 2%, 5/25/2044	569,933	549,700
Fannie Mae, TBA, 2.5%, 1/17/2034	3,175,000	3,100,806
Fannie Mae, TBA, 3%, 1/17/2034	5,900,000	5,887,335
Fannie Mae, TBA, 4%, 1/14/2049	1,600,000	1,631,533
Fannie Mae, TBA, 5%, 1/14/2049	925,000	969,203
Freddie Mac, 4.5%, 1/01/2019 - 5/01/2042	2,409,185	2,513,689
Freddie Mac, 5.085%, 3/25/2019	3,594,485	3,591,568
Freddie Mac, 5.5%, 4/01/2019 - 2/01/2037	1,655,911	1,776,892
Freddie Mac, 6%, 8/01/2019 - 6/01/2037	2,182,068	2,365,176
Freddie Mac, 2.456%, 8/25/2019	331,985	330,809
Freddie Mac, 1.869%, 11/25/2019	1,085,881	1,076,777
Freddie Mac, 5%, 4/01/2020 - 7/01/2039	2,499,593	2,643,034
Freddie Mac, 2.791%, 1/25/2022	1,485,000	1,479,154
Freddie Mac, 2.716%, 6/25/2022	1,059,508	1,052,370
Freddie Mac, 2.51%, 11/25/2022	1,503,000	1,480,487
Freddie Mac, 3.111%, 2/25/2023	2,136,000	2,149,679
Freddie Mac, 3.32%, 2/25/2023	745,000	755,443
Freddie Mac, 3.25%, 4/25/2023	2,474,000	2,501,744
Freddie Mac, 3.06%, 7/25/2023	685,000	687,776
Freddie Mac, 3.458%, 8/25/2023	2,553,000	2,603,651
Freddie Mac, 0.881%, 4/25/2024 (i)	6,144,330	232,526
Freddie Mac, 0.508%, 7/25/2024 (i)	14,179,000	392,153
Freddie Mac, 0.618%, 7/25/2024 (i)	5,218,682	146,486
Freddie Mac, 0.314%, 8/25/2024 (i)	15,246,000	292,763
Freddie Mac, 0.415%, 8/25/2024 (i)	28,235,423	571,779
Freddie Mac, 3.064%, 8/25/2024	794,000	796,230
Freddie Mac, 0.365%, 10/25/2024 (i)	20,647,173	373,450
Freddie Mac, 3.171%, 10/25/2024	1,304,000	1,312,193
Freddie Mac, 0.275%, 11/25/2024 (i)	15,385,000	255,482
Freddie Mac, 2.67%, 12/25/2024	1,561,000	1,529,468
Freddie Mac, 3.329%, 5/25/2025	2,660,000	2,696,177
Freddie Mac, 3.01%, 7/25/2025	423,000	420,751
Freddie Mac, 3.151%, 11/25/2025	1,001,000	1,003,038
Freddie Mac, 2.673%, 3/25/2026	2,597,000	2,517,682
Freddie Mac, 3.3%, 10/25/2026	957,000	960,655
Freddie Mac, 3.413%, 12/25/2026	780,000	788,931
Freddie Mac, 3.43%, 1/25/2027	764,912	774,577
Freddie Mac, 3.224%, 3/25/2027	1,047,000	1,044,980
Freddie Mac, 0.636%, 6/25/2027 (i)	13,682,000	684,001
Freddie Mac, 0.752%, 6/25/2027 (i)	4,716,638	248,970
Freddie Mac, 3.117%, 6/25/2027	1,114,000	1,101,706
Freddie Mac, 0.578%, 7/25/2027 (i)	12,117,232	509,293

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 3.194%, 7/25/2027	$1,228,000	$1,219,818
Freddie Mac, 0.329%, 8/25/2027 (i)	9,650,000	269,617
Freddie Mac, 0.436%, 8/25/2027 (i)	6,778,988	216,634
Freddie Mac, 3.244%, 8/25/2027	786,000	782,939
Freddie Mac, 0.278%, 9/25/2027 (i)	10,419,000	254,011
Freddie Mac, 0.369%, 9/25/2027 - 12/25/2027 (i)	26,678,799	757,813
Freddie Mac, 3.187%, 9/25/2027	754,000	747,015
Freddie Mac, 0.196%, 11/25/2027 (i)	16,290,000	297,626
Freddie Mac, 0.291%, 11/25/2027 (i)	11,716,469	265,031
Freddie Mac, 0.326%, 11/25/2027 (i)	10,503,705	275,167
Freddie Mac, 3.303%, 11/25/2027	269,000	268,605
Freddie Mac, 0.239%, 12/25/2027 (i)	10,109,000	222,915
Freddie Mac, 0.287%, 12/25/2027 (i)	11,210,000	283,668
Freddie Mac, 3.65%, 2/25/2028	904,000	926,395
Freddie Mac, 3.9%, 4/25/2028	1,667,000	1,739,784
Freddie Mac, 0.311%, 11/25/2032 (i)	9,011,277	285,002
Freddie Mac, 6.5%, 5/01/2034 -9/01/2037	1,126,062	1,244,719
Freddie Mac, 4%, 8/01/2037 - 8/01/2047	13,270,032	13,600,583
Freddie Mac, 3.5%, 11/01/2037 - 8/01/2048	27,874,978	28,009,396
Freddie Mac, 3%, 1/01/2038 - 7/01/2048	24,484,369	23,994,836
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	2,449,989	2,669,672
Ginnie Mae, 5.5%, 5/15/2033 - 10/15/2035	1,457,405	1,571,028
Ginnie Mae, 4.5%, 7/20/2033 - 1/20/2041	3,463,192	3,631,427
Ginnie Mae, 5%, 7/20/2033 - 12/15/2034	479,861	508,812
Ginnie Mae, 4%, 1/20/2041 - 11/20/2048	9,416,724	9,681,798
Ginnie Mae, 3.5%, 12/15/2041 - 12/20/2048	20,847,746	21,025,516
Ginnie Mae, 3%, 11/20/2047 - 3/20/2048	23,996,340	23,616,751
Ginnie Mae, 0.659%, 2/16/2059 (i)	7,614,332	461,142
Ginnie Mae, TBA, 4.5%, 1/23/2049	1,750,000	1,810,856

		$323,559,733

Natural Gas – Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$554,000	$603,889

Network & Telecom – 0.1%
AT&T, Inc., 5.45%, 3/01/2047	$2,695,000	$2,635,500

Oils – 0.3%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$2,653,000	$2,581,289
Marathon Petroleum Corp., 4.75%, 9/15/2044	1,814,000	1,601,255
Valero Energy Corp., 4.9%, 3/15/2045	2,669,000	2,511,823

		$6,694,367

Other Banks & Diversified Financials – 0.5%
Banco de Credito del Peru, 5.375%, 9/16/2020	$2,967,000	$3,061,944
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	2,890,000	3,045,366

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Capital One Financial Corp., 2.5%, 5/12/2020	$2,150,000	$2,121,873
Capital One Financial Corp., 3.75%, 3/09/2027	2,581,000	2,398,514

		$10,627,697

Pharmaceuticals – 0.1%
Bayer U.S. Finance LLC, 3.875%, 12/15/2023 (n)	$713,000	$700,018
Celgene Corp., 2.875%, 8/15/2020	1,545,000	1,534,040
Takeda Pharmaceutical Co. Ltd., 5%, 11/26/2028 (n)	200,000	204,394

		$2,438,452

Pollution Control – 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$1,412,000	$1,413,772

Retailers – 0.1%
Dollar Tree, Inc., 4%, 5/15/2025	$1,103,000	$1,060,833
Home Depot, Inc., 3.9%, 6/15/2047	1,482,000	1,400,252

		$2,461,085

Telecommunications – Wireless – 0.4%
American Tower Corp., REIT, 3%, 6/15/2023	$1,291,000	$1,242,025
American Tower Corp., REIT, 3.6%, 1/15/2028	1,291,000	1,206,942
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	3,560,000	3,504,694
Crown Castle International Corp., 3.65%, 9/01/2027	3,122,000	2,895,870

		$8,849,531

Tobacco – 0.1%
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	$2,518,000	$2,479,989

Transportation – Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$2,696,000	$3,355,050

U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 4.35%, 7/01/2023	$2,306	$2,358
Small Business Administration, 4.77%, 4/01/2024	153,428	157,866
Small Business Administration, 5.18%, 5/01/2024	232,906	239,873
Small Business Administration, 5.52%, 6/01/2024	11,391	11,854
Small Business Administration, 4.99%, 9/01/2024	247,364	255,890
Small Business Administration, 4.95%, 3/01/2025	7,836	8,092
Small Business Administration, 5.11%, 8/01/2025	771,056	797,102

		$1,473,035

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – 13.5%
U.S. Treasury Bonds, 8%, 11/15/2021	$723,000	$832,272
U.S. Treasury Bonds, 6%, 2/15/2026	777,000	948,399
U.S. Treasury Bonds, 6.75%, 8/15/2026	2,569,000	3,304,386
U.S. Treasury Bonds, 5.375%, 2/15/2031	574,000	729,596
U.S. Treasury Bonds, 4.5%, 2/15/2036	1,203,000	1,484,059
U.S. Treasury Bonds, 5%, 5/15/2037	1,609,000	2,113,975
U.S. Treasury Bonds, 3.5%, 2/15/2039	8,443,000	9,247,454
U.S. Treasury Bonds, 4.5%, 8/15/2039	13,795,600	17,215,111
U.S. Treasury Bonds, 2.875%, 5/15/2043	39,156,500	38,293,512
U.S. Treasury Bonds, 2.5%, 2/15/2045	9,797,000	8,895,199
U.S. Treasury Bonds, 3%, 11/15/2045	4,737,000	4,735,746
U.S. Treasury Bonds, 2.875%, 11/15/2046	7,268,000	7,079,466
U.S. Treasury Notes, 1%, 6/30/2019	5,900,000	5,855,750
U.S. Treasury Notes, 1.625%, 6/30/2019	30,326,000	30,188,585
U.S. Treasury Notes, 1.375%, 2/29/2020	2,412,000	2,378,218
U.S. Treasury Notes, 3.5%, 5/15/2020	25,260,000	25,573,344
U.S. Treasury Notes, 3.125%, 5/15/2021	17,180,000	17,432,111
U.S. Treasury Notes, 1.75%, 11/30/2021	67,105,000	65,748,596
U.S. Treasury Notes, 1.75%, 9/30/2022	28,537,000	27,784,072
U.S. Treasury Notes, 2.5%, 8/15/2023	34,431,000	34,419,494
U.S. Treasury Notes, 2%, 11/15/2026	5,700,000	5,444,955
U.S. Treasury Notes, 2.25%, 8/15/2027	4,368,000	4,230,448

		$313,934,748

Utilities – Electric Power – 0.8%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$1,930,000	$1,957,285
Duke Energy Corp., 2.65%, 9/01/2026	397,000	361,623
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	2,190,000	2,090,433
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	392,000	333,255
Exelon Corp., 3.4%, 4/15/2026	3,438,000	3,270,220
Oncor Electric Delivery Co., 5.75%, 3/15/2029 (z)	2,810,000	3,281,632
PPL Capital Funding, Inc., 5%, 3/15/2044	870,000	887,936
PPL Corp., 3.4%, 6/01/2023	2,940,000	2,908,546
Progress Energy, Inc., 3.15%, 4/01/2022	3,893,000	3,834,014

		$18,924,944

Total Bonds (Identified Cost, $1,022,483,021)		$1,018,685,149

CONVERTIBLE PREFERRED STOCKS – 0.2%
Utilities – Electric Power – 0.2%
CenterPoint Energy, Inc., 7%	58,509	$2,947,098
NextEra Energy, Inc., 6.123%	21,572	1,243,410

Total Convertible Preferred Stocks (Identified Cost, $4,172,259)		$4,190,508

PREFERRED STOCKS – 0.0%
Electronics – 0.0%
Samsung Electronics Co. Ltd. (Identified Cost, $1,698,043)	50,495	$1,440,370

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $6,321,894)	6,322,688	$6,322,055

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(6,736,824)

NET ASSETS – 100.0%		$2,325,522,946

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,322,055 and $2,325,937,715, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $67,662,523, representing 2.9% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

ALM Loan Funding CLO, 2013-7R2A, “A1B2”, FLR, 3.836% (LIBOR - 3mo. + 1.4%), 10/15/2027	9/21/18	$4,410,000	$4,363,620

ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.694% (LIBOR - 3mo. + 1.25%), 10/18/2027	10/04/17	2,667,000	2,629,358

AREIT CRE Trust CLO, 2018-CRE2, “A”, FLR, 3.286% (LIBOR - 1mo. + 0.98%), 11/14/2035	10/31/18	4,363,500	4,363,491

Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 3.355% (LIBOR - 1mo. + 0.9%), 9/15/2035	9/17/18	3,181,504	3,181,498

Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.105% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	1,562,581	1,443,227

BDS Ltd., FLR, 3.855% (LIBOR - 1mo. + 1.4%), 8/15/2035	7/25/18-10/29/18	4,181,990	4,106,766

Chesapeake Funding II LLC, 2016-2A, “A2”, FLR, 3.455% (LIBOR - 1mo. + 1%), 6/15/2028	6/14/16	1,186,535	1,189,515

Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030	4/11/18	1,604,798	1,603,759

Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 3.336% (LIBOR - 3mo. + 0.9%), 4/15/2029	4/09/18	2,088,000	2,061,950

Kref Ltd., 2018-FL1, “A”, FLR, 3.402% (LIBOR - 1mo. + 1.1%), 6/15/2036	11/07/18	2,180,000	2,179,961

Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 3.136% (LIBOR - 1mo. + 0.63%), 9/25/2023	9/17/18	2,554,000	2,553,041

Neuberger Berman CLO Ltd., FLR, 3.236% (LIBOR - 3mo. + 0.8%), 1/15/2028	9/19/18	1,893,998	1,876,970

Oncor Electric Delivery Co., 5.75%, 3/15/2029	9/27/18	3,222,593	3,281,632

State Grid Overseas Investment (2014) Ltd., 2.75%, 5/07/2019	4/28/14	2,589,223	2,588,348

UBS Group Funding (Jersey) Ltd., 4.125%, 4/15/2026	3/29/16	2,531,707	2,520,897

Total Restricted Securities			$39,944,033

% of Net assets			1.7%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

PLC	Public Limited Company

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,019,191,330)	$2,325,937,715
Investments in affiliated issuers, at value (identified cost, $6,321,894)	6,322,055
Cash	75,994
Receivables for
Investments sold	2,514,553
TBA sale commitments	1,161,721
Fund shares sold	180,823
Interest and dividends	9,156,104
Other assets	10,889
Total assets	$2,345,359,854

Liabilities
Payables for
TBA purchase commitments	$14,515,102
Fund shares reacquired	5,010,896
Payable to affiliates
Investment adviser	4,989
Shareholder servicing costs	992
Distribution and/or service fees	32,486
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	272,429
Total liabilities	$19,836,908
Net assets	$2,325,522,946

Net assets consist of
Paid-in capital	$1,911,799,547
Total distributable earnings (loss)	413,723,399
Net assets	$2,325,522,946
Shares of beneficial interest outstanding	107,784,316

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,134,300,683	52,074,086	$21.78
Service Class	1,191,222,263	55,710,230	21.38

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$41,006,833
Interest	32,509,937
Dividends from affiliated issuers	514,205
Income on securities loaned	43,055
Other	38,825
Foreign taxes withheld	(558,254)
Total investment income	$73,554,601
Expenses
Management fee	$17,347,266
Distribution and/or service fees	3,334,190
Shareholder servicing costs	64,533
Administrative services fee	377,399
Independent Trustees’ compensation	33,665
Custodian fee	141,811
Shareholder communications	157,059
Audit and tax fees	75,049
Legal fees	20,776
Miscellaneous	76,984
Total expenses	$21,628,732
Reduction of expenses by investment adviser	(2,073,277)
Net expenses	$19,555,455
Net investment income (loss)	$53,999,146

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$71,943,535
Affiliated issuers	(4,890)
Foreign currency	5,640
Net realized gain (loss)	$71,944,285
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(270,618,635)
Affiliated issuers	161
Translation of assets and liabilities in foreign currencies	(8,461)
Net unrealized gain (loss)	$(270,626,935)
Net realized and unrealized gain (loss)	$(198,682,650)
Change in net assets from operations	$(144,683,504)

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$53,999,146	$52,091,130
Net realized gain (loss)	71,944,285	119,033,560
Net unrealized gain (loss)	(270,626,935)	140,540,261
Change in net assets from operations	$(144,683,504)	$311,664,951
Total distributions to shareholders (a)	$(170,382,669)	$(136,148,428)
Change in net assets from fund share transactions	$(137,972,142)	$(33,501,494)
Total change in net assets	$(453,038,315)	$142,015,029

Net assets
At beginning of period	2,778,561,261	2,636,546,232
At end of period (b)	$2,325,522,946	$2,778,561,261

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $61,277,451 and $74,870,977, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $54,719,871.

See Notes to Financial Statements

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$24.70	$23.18	$22.60		$24.31	$23.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.49	$0.54	(c)	$0.62	$0.54
Net realized and unrealized gain (loss)	(1.80)	2.29	1.51		(0.77)	1.43
Total from investment operations	$(1.27)	$2.78	$2.05		$(0.15)	$1.97

Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.58)	$(0.69)		$(0.64)	$(0.46)
From net realized gain	(1.11)	(0.68)	(0.78)		(0.92)	(0.64)
Total distributions declared to shareholders	$(1.65)	$(1.26)	$(1.47)		$(1.56)	$(1.10)
Net asset value, end of period (x)	$21.78	$24.70	$23.18		$22.60	$24.31
Total return (%) (k)(r)(s)(x)	(5.61)	12.30	9.09	(c)	(0.37)	8.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.71	0.71	(c)	0.79	0.78
Expenses after expense reductions (f)	0.62	0.63	0.62	(c)	0.65	0.67
Net investment income (loss)	2.20	2.04	2.33	(c)	2.57	2.24
Portfolio turnover	26	34	35		41	32
Net assets at end of period (000 omitted)	$1,134,301	$1,350,737	$1,359,943		$1,423,284	$1,662,709

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$24.28	$22.81	$22.26		$23.95	$23.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.43	$0.47	(c)	$0.55	$0.47
Net realized and unrealized gain (loss)	(1.77)	2.25	1.49		(0.74)	1.41
Total from investment operations	$(1.31)	$2.68	$1.96		$(0.19)	$1.88

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.53)	$(0.63)		$(0.58)	$(0.41)
From net realized gain	(1.11)	(0.68)	(0.78)		(0.92)	(0.64)
Total distributions declared to shareholders	$(1.59)	$(1.21)	$(1.41)		$(1.50)	$(1.05)
Net asset value, end of period (x)	$21.38	$24.28	$22.81		$22.26	$23.95
Total return (%) (k)(r)(s)(x)	(5.87)	12.02	8.81	(c)	(0.58)	8.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	0.96	(c)	1.04	1.03
Expenses after expense reductions (f)	0.87	0.88	0.87	(c)	0.90	0.92
Net investment income (loss)	1.95	1.79	2.08	(c)	2.32	1.98
Portfolio turnover	26	34	35		41	32
Net assets at end of period (000 omitted)	$1,191,222	$1,427,824	$1,276,603		$1,191,583	$1,370,248

See Notes to Financial Statements

MFS Total Return Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Total Return Series

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,189,111,317	$—	$—	$1,189,111,317
United Kingdom	33,295,836	—	—	33,295,836
Switzerland	—	23,580,470	—	23,580,470
Japan	—	13,426,337	—	13,426,337
France	12,365,409	—	—	12,365,409
Taiwan	8,205,499	—	—	8,205,499
Canada	7,588,437	—	—	7,588,437
Germany	5,313,626	—	—	5,313,626
Norway	—	4,335,945	—	4,335,945
Other Countries	8,589,320	1,440,370	—	10,029,690
U.S. Treasury Bonds & U.S. Government
Agency & Equivalents	—	315,407,783	—	315,407,783
Non-U.S. Sovereign Debt	—	13,394,462	—	13,394,462
Municipal Bonds	—	5,192,165	—	5,192,165
U.S. Corporate Bonds	—	219,654,543	—	219,654,543
Residential Mortgage-Backed Securities	—	324,720,931	—	324,720,931
Commercial Mortgage-Backed Securities	—	56,333,161	—	56,333,161
Asset-Backed Securities (including CDOs)	—	39,829,703	—	39,829,703
Foreign Bonds	—	44,152,401	—	44,152,401
Mutual Funds	6,322,055	—	—	6,322,055
Total	$1,270,791,499	$1,061,468,271	$—	$2,332,259,770

For further information regarding security characteristics, see the Portfolio of Investments.

MFS Total Return Series

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

MFS Total Return Series

Notes to Financial Statements – continued

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$64,650,616	$68,314,284
Long-term capital gains	105,732,053	67,834,144
Total distributions	$170,382,669	$136,148,428

MFS Total Return Series

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$2,042,643,876
Gross appreciation	369,597,871
Gross depreciation	(79,981,977)
Net unrealized appreciation (depreciation)	$289,615,894

Undistributed ordinary income	56,196,533
Undistributed long-term capital gain	65,288,249
Other temporary differences	2,622,723

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$27,647,314	$31,562,742	$56,334,292	$36,727,269
Service Class	26,160,907	29,714,709	60,240,156	38,143,708
Total	$53,808,221	$61,277,451	$116,574,448	$74,870,977

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period January 1, 2018 to July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.60%
In excess of $5 billion	0.50%

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $247,711, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.625% of average daily net assets for the Initial Class shares and 0.875% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2018. For the period January 1, 2018 through July, 31 2018, this reduction amounted to $1,042,937, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.62% of average daily net assets for the Initial Class shares and 0.87% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the period August 1, 2018 through December, 31 2018, this reduction amounted to $782,629, which is included in the reduction of total expenses in the Statement of Operations.

MFS Total Return Series

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $62,997, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $1,536.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0145% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $4,365 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $191,241 and $2,409,808, respectively. The sales transactions resulted in net realized gains (losses) of $(207,485).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $35,656, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$254,621,129	$294,851,132
Non-U.S. Government securities	$419,028,645	$593,155,302

MFS Total Return Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,682,755	$40,546,554	1,477,528	$35,695,621
Service Class	3,647,300	86,160,110	7,724,737	182,839,853
	5,330,055	$126,706,664	9,202,265	$218,535,474

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,585,893	$83,981,606	2,914,640	$68,290,011
Service Class	3,754,935	86,401,063	2,945,244	67,858,417
	7,340,828	$170,382,669	5,859,884	$136,148,428

Shares reacquired
Initial Class	(7,875,486)	$(187,920,375)	(8,369,769)	$(202,286,658)
Service Class	(10,508,339)	(247,141,100)	(7,821,646)	(185,898,738)
	(18,383,825)	$(435,061,475)	(16,191,415)	$(388,185,396)

Net change
Initial Class	(2,606,838)	$(63,392,215)	(3,977,601)	$(98,301,026)
Service Class	(3,106,104)	(74,579,927)	2,848,335	64,799,532
	(5,712,942)	$(137,972,142)	(1,129,266)	$(33,501,494)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $15,452 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		30,751,942	372,633,002	(397,062,256)	6,322,688

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(4,890)	$161	$—	$514,205	$6,322,055

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Nevin Chitkara Steven Gorham Joshua Marston Robert Persons Jonathan Sage Brooks Taylor

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2018, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to further reduce the Fund’s advisory fee rate on assets in excess of $2.5 billion and up to $5.0 billion effective August 1, 2018. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $116,306,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 43.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report

December 31, 2018

MFS® Utilities Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VUF-ANN

MFS® Utilities Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings
Exelon Corp.	5.3%
EDP Renovaveis S.A.	5.0%
NextEra Energy, Inc.	3.9%
CenterPoint Energy, Inc.	3.0%
American Electric Power Co., Inc.	3.0%
Duke Energy Corp.	2.9%
Enel S.p.A.	2.5%
Iberdrola S.A.	2.5%
Public Service Enterprise Group, Inc.	2.5%
Entergy Corp.	2.4%

Top five industries
Utilities-Electric Power	58.2%
Natural Gas-Pipeline	13.2%
Telecommunications – Wireless	7.3%
Natural Gas – Distribution	6.0%
Cable TV	4.9%

Issuer country weightings (i)(x)
United States	67.1%
Canada	6.1%
Portugal	5.9%
Spain	3.7%
Italy	2.6%
Sweden	2.3%
United Kingdom	1.7%
Germany	1.6%
China	1.4%
Other Countries	7.6%

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Utilities Series (“fund”) provided a total return of 1.06%, while Service Class shares of the fund provided a total return of 0.81%. These compare with a return of –4.38% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 4.11% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (“S&P Utilities Index”).

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Relative to the S&P Utilities Index, the fund’s out-of-benchmark exposure to the natural gas pipeline industry was a primary detractor from relative performance. Here, notable relative detractors included the fund’s holdings of oil & gas pipeline operator EQM Midstream Partners (b), energy infrastructure company TransCanada (b) (Canada), natural gas pipelines operator Williams Cos. (b) and oil and gas services provider Enbridge (b) (Canada).

Elsewhere, the fund’s underweight positions in electricity provider NextEra, and the timing of the fund’s ownership in shares of power provider FirstEnergy, detracted from relative performance. NextEra was one of the fund’s top holdings during the reporting period and performed strongly throughout the year but, due to our limitations on position size, we were unable to hold as much weight as the benchmark and, therefore, this stock was among the fund’s largest detractors. The fund’s holdings of electricity supplier SSE (b) (United Kingdom), natural gas transportation company Western Gas Equity Partners (b) cable services provider Comcast (b) and cable and telecommunications company Altice USA (b) further weighed on relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a negative factor contributing to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Contributors to Performance

Stock selection within the electric power industry was a primary contributor to relative performance, led by the fund’s underweight positions in energy products and services supplier Dominion Energy, utility company PG&E and retail electric services provider Southern Company (h). The stock price of PG&E declined after wildfires broke out in the company’s service territory, which appeared to have caused uncertainty around whether the company would have any liability associated with the fires. Not owning shares of poor-performing energy products and services supplier Consolidated Edison also contributed to relative returns. Although Consolidated Edison agreed to buy a 60% stake in Sempra Solar, which is expected to add value in the long-term, the stock came under pressure due to a lack of disclosures and a subsequent upfront earnings hit. The fund’s overweight position in shares of power

3

MFS Utilities Series

Management Review – continued

generation company NRG Energy contributed to relative performance. Shares of NRG Energy advanced during the reporting period after the company announced a share buyback program and reported financial results that were in line with expectations. The fund’s holding of power generation company Dynegy (b)(h) also strengthened relative performance.

Elsewhere, the fund’s holdings of oil & gas pipeline operator Energy Transfer (b), natural gas pipeline operator Williams Partners (b)(h), broadcast and communication tower management firm American Tower (b) and mobile communication services provider Tele2 (b) (Sweden) positively impacted relative returns. The stock price of American Tower rose as the company reported earnings results ahead of expectations. Domestic property revenue grew, due to an increase in new business and organic tenant billing growth. American Tower’s management also increased its guidance for the upcoming year, driven by higher organic revenue growth, which further supported the stock.

Respectfully,

Portfolio Manager(s)

Claud Davis, Maura Shaughnessy, and J. Scott Walker

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the fund at period end.

Note to Shareholders: Effective August 1, 2019, Maura Shaughnessy will no longer be a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	1.06%	4.51%	10.70%
Service Class	5/01/00	0.81%	4.24%	10.42%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		(4.38)%	8.49%	13.12%
Standard & Poor’s 500 Utilities Index (f)		4.11%	10.74%	10.46%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.77%	$1,000.00	$986.52	$3.86
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
Service Class	Actual	1.02%	$1,000.00	$985.00	$5.10
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 91.9%
Cable TV – 4.9%
Altice USA, Inc.	1,165,729	$19,257,843
Charter Communications, Inc., “A” (a)	8,493	2,420,250
Comcast Corp., “A”	782,374	26,639,835
NOS, SGPS, S.A.	1,815,936	11,016,820

		$59,334,748

Energy – Independent – 1.8%
Enable Midstream Partners LP	313,152	$4,236,946
Targa Resources Corp.	146,290	5,269,366
Western Gas Equity Partners LP	459,378	12,738,552

		$22,244,864

Natural Gas – Distribution – 4.6%
China Resources Gas Group Ltd.	4,086,000	$16,175,979
Infraestructura Energetica Nova, S.A. de C.V	178,752	666,463
NiSource, Inc.	489,587	12,411,030
Sempra Energy	253,917	27,471,280

		$56,724,752

Natural Gas – Pipeline – 13.2%
APA Group	811,425	$4,857,980
Cheniere Energy, Inc. (a)	363,829	21,535,039
Enbridge, Inc.	769,521	23,905,205
Energy Transfer LP	530,346	7,005,871
Enterprise Products Partners LP	1,145,677	28,172,197
EQM Midstream Partners LP	380,942	16,475,741
Equitrans Midstream Corp. (a)	361,677	7,240,774
Plains All American Pipeline LP	144,009	2,885,940
Plains GP Holdings LP	323,292	6,498,169
TransCanada Corp.	693,306	24,757,301
Williams Cos., Inc.	817,377	18,023,163

		$161,357,380

Pollution Control – 0.2%
Covanta Holding Corp.	164,069	$2,201,806

Telecommunications – Wireless – 7.3%
Advanced Info Service PLC	1,199,200	$6,353,256
American Tower Corp., REIT	153,629	24,302,572
Cellnex Telecom S.A.U.	568,365	14,580,458
KDDI Corp.	383,100	9,129,302
Millicom International Cellular S.A.	121,891	7,734,677
Mobile TeleSystems PJSC, ADR	875,059	6,125,413
Tele2 AB, “B”	1,606,458	20,527,117

		$88,752,795

Telephone Services – 4.3%
Hellenic Telecommunications Organization S.A.	922,913	$10,066,708
Orange S.A.	730,557	11,848,237
PT XL Axiata Tbk (a)	26,737,700	3,681,547
Royal KPN N.V.	3,726,141	10,929,215
Telesites S.A.B. de C.V. (a)	4,555,300	2,721,346

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telephone Services – continued
Telus Corp.	392,811	$13,019,849

		$52,266,902

Utilities – Electric Power – 54.7%
AES Corp.	856,385	$12,383,327
American Electric Power Co., Inc.	485,976	36,321,846
Avangrid, Inc.	158,284	7,928,446
CenterPoint Energy, Inc.	1,297,033	36,615,242
China Longyuan Power Group	1,208,000	822,251
Clearway Energy, Inc.	481,667	8,149,806
CMS Energy Corp.	59,327	2,945,585
Dominion Energy, Inc.	117,411	8,390,190
Duke Energy Corp.	407,645	35,179,764
E.ON AG	645,530	6,380,665
Edison International	302,243	17,158,335
EDP Renovaveis S.A.	6,825,258	60,800,789
Emera, Inc.	398,829	12,769,423
Enel S.p.A.	5,386,181	31,073,259
Enersis Americas S.A., ADR	674,342	6,015,131
Engie Brasil Energia S.A.	25,400	217,032
Entergy Corp.	346,927	29,860,007
Equatorial Energia S.A.	138,000	2,665,857
Evergy, Inc.	358,139	20,331,551
Eversource Energy	106,679	6,938,402
Exelon Corp.	1,435,441	64,738,389
FirstEnergy Corp.	339,365	12,743,156
Iberdrola S.A.	3,804,102	30,588,294
NextEra Energy Partners LP	349,797	15,058,761
NextEra Energy, Inc.	276,227	48,013,777
NRG Energy, Inc.	746,024	29,542,550
NTPC Ltd.	3,234,044	6,904,451
PG&E Corp. (a)	515,827	12,250,891
PPL Corp.	625,201	17,711,944
Public Service Enterprise Group, Inc.	581,075	30,244,954
RWE AG	611,076	13,278,158
SSE PLC	1,508,162	20,789,706
Vistra Energy Corp. (a)	977,137	22,366,666

		$667,178,605

Utilities – Water – 0.9%
Companhia de Saneamento Basico do Estado de Sao Paulo	1,361,800	$11,067,974

Total Common Stocks (Identified Cost, $1,025,004,209)		$1,121,129,826

CONVERTIBLE PREFERRED STOCKS – 4.8%
Natural Gas – Distribution – 1.3%
Sempra Energy, 6%	65,531	$6,232,653
Sempra Energy, 6.75%	63,195	6,094,526
South Jersey Industries, Inc., 7.25%	80,749	3,750,791

		$16,077,970

7

MFS Utilities Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
CONVERTIBLE PREFERRED STOCKS – continued
Utilities – Electric Power – 3.5%
CenterPoint Energy, Inc., 7%	67,334	$3,391,614
Dominion Energy, Inc., 6.75%	279,067	13,358,937
NextEra Energy, Inc., 6.123%	308,250	17,767,530
Vistra Energy Corp., 7%	86,190	7,861,390

		$42,379,471

Total Convertible Preferred Stocks (Identified Cost, $57,628,747)		$58,457,441

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 2.9%
Money Market Funds – 2.9%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $36,147,984)	36,151,637	$36,148,022

OTHER ASSETS, LESS LIABILITIES – 0.4%		4,395,466

NET ASSETS – 100.0%		$1,220,130,755

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $36,148,022 and $1,179,587,267, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PJSC	Public Joint Stock Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

Derivative Contracts at 12/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	1,100,265	USD	1,249,302	Citibank N.A.	1/11/2019	$12,158
USD	444,488	CAD	578,203	BNP Paribas S.A.	1/11/2019	20,853
USD	329,393	CAD	429,940	Citibank N.A.	1/11/2019	14,387
USD	251,237	CAD	329,941	Goldman Sachs International	1/11/2019	9,498
USD	58,846,591	CAD	76,556,473	Merrill Lynch International	1/11/2019	2,755,637
USD	103,581	EUR	90,148	BNP Paribas S.A.	1/11/2019	226
USD	58,825	EUR	51,140	Citibank N.A.	1/11/2019	192
USD	6,862,796	EUR	5,893,757	Deutsche Bank AG	1/11/2019	105,571
USD	3,235,122	EUR	2,774,000	HSBC Bank	1/11/2019	54,716
USD	70,192,781	EUR	60,079,464	JPMorgan Chase Bank N.A.	1/11/2019	1,311,347
USD	3,595,939	EUR	3,081,775	Morgan Stanley Capital Services, Inc.	1/11/2019	62,667
USD	15,909,055	GBP	12,037,222	Deutsche Bank AG	1/11/2019	560,358

						$4,907,610

Liability Derivatives
CAD	641,717	USD	487,140	Deutsche Bank AG	1/11/2019	$(16,970)
CAD	9,271,819	USD	7,100,000	HSBC Bank	1/11/2019	(306,777)
EUR	379,730	USD	442,520	Citibank N.A.	1/11/2019	(7,158)
EUR	14,813,911	USD	17,000,000	HSBC Bank	1/11/2019	(15,770)
GBP	1,356,124	USD	1,747,000	HSBC Bank	1/11/2019	(17,802)
USD	405,494	CAD	553,453	Morgan Stanley Capital Services, Inc.	1/11/2019	(7)
USD	113,032	EUR	99,242	Barclays Bank PLC	1/11/2019	(750)
USD	137,931	EUR	121,129	Goldman Sachs International	1/11/2019	(944)
USD	67,154,935	EUR	58,647,884	JPMorgan Chase Bank N.A.	3/18/2019	(462,533)

						$(828,711)

See Notes to Financial Statements

8

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,082,632,956)	$1,179,587,267
Investments in affiliated issuers, at value (identified cost, $36,147,984)	36,148,022
Receivables for
Forward foreign currency exchange contracts	4,907,610
Investments sold	3,791,219
Fund shares sold	42,051
Dividends	3,416,504
Other assets	5,963
Total assets	$1,227,898,636

Liabilities
Payables for
Forward foreign currency exchange contracts	$828,711
Investments purchased	4,341,969
Fund shares reacquired	2,156,216
Payable to affiliates
Investment adviser	98,422
Shareholder servicing costs	973
Distribution and/or service fees	19,739
Payable for independent Trustees’ compensation	4
Deferred country tax expense payable	72,117
Accrued expenses and other liabilities	249,730
Total liabilities	$7,767,881
Net assets	$1,220,130,755

Net assets consist of
Paid-in capital	$1,059,465,746
Total distributable earnings (loss)	160,665,009
Net assets	$1,220,130,755
Shares of beneficial interest outstanding	41,974,653

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$492,929,880	16,779,267	$29.38
Service Class	727,200,875	25,195,386	28.86

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$58,167,950
Dividends from affiliated issuers	595,091
Income on securities loaned	234,197
Other	105,864
Interest	181
Foreign taxes withheld	(3,714,216)
Total investment income	$55,389,067
Expenses
Management fee	$10,774,147
Distribution and/or service fees	2,343,095
Shareholder servicing costs	55,097
Administrative services fee	217,851
Independent Trustees’ compensation	25,979
Custodian fee	204,396
Shareholder communications	113,402
Audit and tax fees	66,627
Legal fees	12,197
Miscellaneous	55,775
Total expenses	$13,868,566
Reduction of expenses by investment adviser	(139,701)
Net expenses	$13,728,865
Net investment income (loss)	$41,660,202

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $115,241 country tax)	$51,352,411
Affiliated issuers	1,537
Forward foreign currency exchange contracts	10,276,481
Foreign currency	(150,065)
Net realized gain (loss)	$61,480,364
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $228,638 decrease in deferred country tax)	$(88,919,814)
Affiliated issuers	357
Forward foreign currency exchange contracts	6,655,133
Translation of assets and liabilities in foreign currencies	(8,905)
Net unrealized gain (loss)	$(82,273,229)
Net realized and unrealized gain (loss)	$(20,792,865)
Change in net assets from operations	$20,867,337

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$41,660,202	$42,250,517
Net realized gain (loss)	61,480,364	19,993,923
Net unrealized gain (loss)	(82,273,229)	156,900,980
Change in net assets from operations	$20,867,337	$219,145,420
Total distributions to shareholders (a)	$(19,792,653)	$(66,508,085)
Change in net assets from fund share transactions	$(363,898,666)	$(125,125,478)
Total change in net assets	$(362,823,982)	$27,511,857

Net assets
At beginning of period	1,582,954,737	1,555,442,880
At end of period (b)	$1,220,130,755	$1,582,954,737

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income were $66,508,085.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $20,964,410.

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$29.50	$26.81	$25.56		$33.97	$31.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.89	$0.81	$1.06	(c)	$0.81	$0.99
Net realized and unrealized gain (loss)	(0.56)	3.17	1.91		(5.56)	3.13
Total from investment operations	$0.33	$3.98	$2.97		$(4.75)	$4.12

Less distributions declared to shareholders
From net investment income	$(0.33)	$(1.29)	$(1.08)		$(1.38)	$(0.74)
From net realized gain	(0.12)	—	(0.64)		(2.28)	(1.29)
Total distributions declared to shareholders	$(0.45)	$(1.29)	$(1.72)		$(3.66)	$(2.03)
Net asset value, end of period (x)	$29.38	$29.50	$26.81		$25.56	$33.97
Total return (%) (k)(r)(s)(x)	1.06	14.83	11.47	(c)	(14.54)	12.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.80	0.77	(c)	0.79	0.79
Expenses after expense reductions (f)	0.78	0.79	0.77	(c)	0.78	0.78
Net investment income (loss)	2.98	2.78	3.89	(c)	2.59	2.87
Portfolio turnover	27	27	33		42	53
Net assets at end of period (000 omitted)	$492,930	$561,744	$556,607		$561,517	$754,927

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14
Net asset value, beginning of period	$28.98	$26.37	$25.15		$33.48	$31.47

Income (loss) from investment operations
Net investment income (loss) (d)	$0.81	$0.73	$0.97	(c)	$0.72	$0.92
Net realized and unrealized gain (loss)	(0.56)	3.09	1.90		(5.47)	3.05
Total from investment operations	$0.25	$3.82	$2.87		$(4.75)	$3.97

Less distributions declared to shareholders
From net investment income	$(0.25)	$(1.21)	$(1.01)		$(1.30)	$(0.67)
From net realized gain	(0.12)	—	(0.64)		(2.28)	(1.29)
Total distributions declared to shareholders	$(0.37)	$(1.21)	$(1.65)		$(3.58)	$(1.96)
Net asset value, end of period (x)	$28.86	$28.98	$26.37		$25.15	$33.48
Total return (%) (k)(r)(s)(x)	0.81	14.49	11.24	(c)	(14.76)	12.47

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.02	(c)	1.04	1.04
Expenses after expense reductions (f)	1.03	1.04	1.02	(c)	1.03	1.03
Net investment income (loss)	2.76	2.53	3.64	(c)	2.34	2.71
Portfolio turnover	27	27	33		42	53
Net assets at end of period (000 omitted)	$727,201	$1,021,211	$998,836		$967,824	$1,252,327

See Notes to Financial Statements

12

MFS Utilities Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid

14

MFS Utilities Series

Notes to Financial Statements – continued

quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$774,366,613	$3,750,791	$—	$778,117,404
Canada	74,451,778	—	—	74,451,778
Portugal	71,817,608	—	—	71,817,608
Spain	45,168,752	—	—	45,168,752
Italy	—	31,073,259	—	31,073,259
Sweden	—	28,261,795	—	28,261,795
United Kingdom	20,789,706	—	—	20,789,706
Germany	19,658,823	—	—	19,658,823
China	16,998,230	—	—	16,998,230
Other Countries	74,884,465	18,365,447	—	93,249,912
Mutual Funds	36,148,022	—	—	36,148,022
Total	$1,134,283,997	$81,451,292	$—	$1,215,735,289

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$4,907,610	$—	$4,907,610
Forward Foreign Currency Exchange Contracts – Liabilities	—	(828,711)	—	(828,711)

For further information regarding security characteristics, see the Portfolio of Investments.

15

MFS Utilities Series

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associcated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$4,907,610	$(828,711)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Foreign Exchange	$10,276,481	$—
Equity	—	(1,829,600)
Total	$10,276,481	$(1,829,600)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2018 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$6,655,133

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from

16

MFS Utilities Series

Notes to Financial Statements – continued

one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income

17

MFS Utilities Series

Notes to Financial Statements – continued

from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, redemptions in-kind, partnership adjustments and certain preferred stock treated as debt for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$19,792,653	$66,508,085

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$1,069,742,267
Gross appreciation	274,746,063
Gross depreciation	(124,674,142)
Net unrealized appreciation (depreciation)	$150,071,921

Undistributed ordinary income	61,265,981
Capital loss carryforwards	(8,316,113)
Other temporary differences	(42,356,780)

18

MFS Utilities Series

Notes to Financial Statements – continued

As of December 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(622,991)
Long-Term	(7,693,122)
Total	$(8,316,113)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$5,807,897	$24,315,953	$2,016,534	$—
Service Class	8,213,359	42,192,132	3,754,863	—
Total	$14,021,256	$66,508,085	$5,771,397	$—

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $3 billion	0.70%
In excess of $3 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $139,701, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $52,914, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $2,183.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

19

MFS Utilities Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $2,420 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $750,511 and $1,542,885, respectively. The sales transactions resulted in net realized gains (losses) of $(115,889).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $85,889, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than purchased option transactions, in-kind transactions, and short-term obligations, aggregated $381,760,622 and $519,502,959, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	429,050	$12,756,598	578,626	$16,844,906
Service Class	1,975,414	57,690,212	2,193,632	62,090,665
	2,404,464	$70,446,810	2,772,258	$78,935,571

Shares issued to shareholders in reinvestment of distributions
Initial Class	256,371	$7,824,431	823,990	$24,315,953
Service Class	398,808	11,968,222	1,453,898	42,192,132
	655,179	$19,792,653	2,277,888	$66,508,085

Shares reacquired
Initial Class	(2,951,323)	$(87,750,125)	(3,114,794)	$(90,288,653)
Service Class	(12,415,527)	(366,388,004)	(6,290,813)	(180,280,481)
	(15,366,850)	$(454,138,129)	(9,405,607)	$(270,569,134)

Net change
Initial Class	(2,265,902)	$(67,169,096)	(1,712,178)	$(49,127,794)
Service Class	(10,041,305)	(296,729,570)	(2,643,283)	(75,997,684)
	(12,307,207)	$(363,898,666)	(4,355,461)	$(125,125,478)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $8,783 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

20

MFS Utilities Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		64,132,616	277,008,666	(304,989,645)	36,151,637

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$1,537	$357	$—	$595,091	$36,148,022

(8)	Redemptions In-Kind

On October 19, 2018, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $174,731,000. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $51,902,153 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized.

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

24

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Claud Davis Maura Shaughnessy J. Scott Walker

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Utilities Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s retail counterpart.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2018

MFS® Value Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VLU-ANN

MFS® Value Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Contract Owners:

Higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit have contributed to an uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of the past several years. Against this more challenging backdrop, equity markets in the United States outperformed most international markets on a relative basis in 2018, though broad market returns were modestly negative on an absolute basis. Global economic growth has become less synchronized over the past few quarters, with Europe, China, and some emerging markets having shown signs of significantly slowing growth. While U.S. growth has remained above average, the pace of that growth slowed in the second half of 2018.

Slowing global growth and tighter financial conditions have clouded the outlook for U.S. monetary policy, with the chairman of the U.S. Federal Reserve acknowledging that policy rates are close to levels that the Fed deems neutral for the U.S. economy. This suggests that the predictable pattern of quarterly rate increases is behind us. At the same time, markets must contend with a shift from years of quantitative easing toward a cycle of quantitative tightening now that the European Central Bank has halted asset purchases. U.S. tax reforms adopted in late 2017 have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. interest rates and a stronger dollar. With the Republicans losing control of the U.S. House of Representatives, further meaningful U.S. fiscal stimulus appears less likely over the remainder of this presidential term. A partial U.S. government shutdown, beginning in late 2018, also added to political uncertainty. Globally, inflation remains largely subdued thanks in part to falling oil prices, but tight labor markets and moderate global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear trade disputes could dampen business sentiment, leading to even slower global growth. While there has been progress on this front — a NAFTA replacement has been agreed upon between the U.S., Mexico, and Canada; the free trade pact with Korea has been updated; and a negotiating framework with the European Union has been agreed upon — tensions over trade with China remain quite high, though the two sides have recently returned to the negotiating table.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

February 15, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.6%
Johnson & Johnson	3.8%
Wells Fargo & Co.	3.0%
Accenture PLC, “A”	2.8%
Medtronic PLC	2.8%
Pfizer, Inc.	2.7%
Comcast Corp., “A”	2.5%
Philip Morris International, Inc.	2.3%
U.S. Bancorp	2.1%
Aon PLC	2.1%

GICS equity sectors
Financials	28.1%
Health Care	17.5%
Industrials	15.4%
Consumer Staples	10.0%
Information Technology	8.4%
Communication Services	5.3%
Energy	4.3%
Utilities	3.5%
Materials	3.5%
Consumer Discretionary	1.3%
Real Estate	0.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of December 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2018, Initial Class shares of the MFS Value Series (“fund”) provided a total return of –10.09%, while Service Class shares of the fund provided a total return of –10.36%. These compare with a return of –8.27% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

During the reporting period, the US Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the US, Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the US. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the US during most of the period, but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after US markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in US earnings per share. Strong earnings growth, combined with the market decline, brought US equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the US economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

Detractors from Performance

Stock selection in the consumer staples sector detracted from performance relative to the Russell 1000® Value Index. Within this sector, overweight positions in tobacco company Philip Morris International and global food company General Mills held back relative returns. The share price of Philip Morris International fell on the back of subdued financial results driven by slower-than-expected growth in its new, reduced-risk product line, declining smoking rates, increased competition and currency headwinds.

An overweight position and stock selection in the financials sector further hurt relative results. Within this sector, overweight positions in financial services firms Goldman Sachs Group and Wells Fargo & Co., and not owning shares of insurance and investment firm Berkshire Hathaway, hindered relative performance. The share price of Goldman Sachs Group suffered after news that Malaysia had filed a criminal charge against the bank in a global corruption probe. Any proceedings by the Department of Justice, or any other governmental or regulatory authorities, could result in significant fines, penalties and other sanctions against the firm.

An underweight position in the utilities sector also weakened relative returns. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period.

Stock selection in the information technology sector further hampered relative performance. Within this sector, not owning shares of network equipment company Cisco Systems and semiconductor company Intel weighed on relative results. The share price of Cisco Systems advanced as a result of strong demand for its next-generation subscription-based switching platform and robust growth in both of the company’s infrastructure and applications divisions.

Stocks in other sectors that held back relative performance included an overweight position in oil field services company Schlumberger, an underweight position in telecommunications services provider Verizon Communications and holdings of global security company Northrop Grumman (b). The share price of Schlumberger declined, towards the period-end, after management announced a reduction in its full-year guidance, given the pullback in global energy prices.

3

MFS Value Series

Management Review – continued

Contributors to Performance

A combination of stock selection and an overweight position in the health care sector boosted relative performance. Within this sector, overweight positions in medical device maker Medtronic, life sciences supply company Thermo Fisher Scientific, pharmaceutical giant Pfizer and healthcare equipment manufacturer Danaher aided relative returns. The share price of Medtronic benefited from stronger organic revenue growth, particularly within its Diabetes and Restorative Therapies segments. In addition, management reported a favorable outlook for organic growth in 2019, which further supported the stock.

Stock selection in the materials sector also helped relative returns. However, there were no individual stocks within this sector that were among the fund’s largest relative contributors during the period.

Elsewhere, not owning shares of diversified industrial conglomerate General Electric and telecommunication services provider AT&T, and the fund’s holdings of risk management and human capital consulting services provider Aon (b) and financial technology services provider Fiserv (b), bolstered relative performance. The share price of General Electric declined during the year after the company significantly lowered its expectations for future earnings and cash flows, reduced its dividend, changed its management team and moved forward with additional portfolio restructuring after reporting losses in its power segment. The share price of AT&T was hurt by lower revenues, margins and earnings, which were driven by weakness in both its Wireless and Entertainment segments. Additionally, overweight positions in power & natural gas distributor Duke Energy and Fidelity National Information Services, a global provider of banking and payment technologies, also supported relative results.

Respectfully,

Portfolio Manager(s)

Nevin Chitkara and Steven Gorham

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/18

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/18

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	(10.09)%	5.77%	11.06%
Service Class	1/02/02	(10.36)%	5.49%	10.78%

Comparative benchmark(s)
Russell 1000® Value Index (f)		(8.27)%	5.95%	11.18%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2018 through December 31, 2018

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Expenses Paid During Period (p) 7/01/18-12/31/18
Initial Class	Actual	0.72%	$1,000.00	$934.43	$3.51
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$932.75	$4.73
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 97.7%
Aerospace – 5.2%
Honeywell International, Inc.	276,365	$36,513,344
Lockheed Martin Corp.	43,983	11,516,509
Northrop Grumman Corp.	131,903	32,303,045
United Technologies Corp.	200,543	21,353,818

		$101,686,716

Alcoholic Beverages – 1.3%
Diageo PLC	715,298	$25,482,537

Apparel Manufacturers – 0.3%
Hanesbrands, Inc.	467,731	$5,860,669

Automotive – 1.0%
Aptiv PLC	230,546	$14,194,717
Harley-Davidson, Inc.	69,015	2,354,792
Lear Corp.	31,831	3,910,757

		$20,460,266

Broadcasting – 2.1%
Interpublic Group of Companies, Inc.	715,098	$14,752,472
Omnicom Group, Inc.	350,040	25,636,929

		$40,389,401

Brokerage & Asset Managers – 2.5%
BlackRock, Inc.	47,259	$18,564,280
NASDAQ, Inc.	268,606	21,910,191
T. Rowe Price Group, Inc.	100,217	9,252,034

		$49,726,505

Business Services – 6.9%
Accenture PLC, “A”	393,571	$55,497,447
Amdocs Ltd.	80,031	4,688,216
Cognizant Technology Solutions Corp., “A”	152,453	9,677,716
DXC Technology Co.	135,759	7,218,306
Equifax, Inc.	147,644	13,750,086
Fidelity National Information Services, Inc.	234,196	24,016,800
Fiserv, Inc. (a)	280,634	20,623,792

		$135,472,363

Cable TV – 2.5%
Comcast Corp., “A”	1,451,901	$49,437,229

Chemicals – 3.5%
3M Co.	123,663	$23,562,748
DowDuPont, Inc.	127,440	6,815,491
PPG Industries, Inc.	370,657	37,892,265

		$68,270,504

Construction – 1.9%
Sherwin-Williams Co.	47,518	$18,696,432
Stanley Black & Decker, Inc.	147,683	17,683,563

		$36,379,995

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – 1.3%
Colgate-Palmolive Co.	66,392	$3,951,652
Kimberly-Clark Corp.	60,118	6,849,845
Procter & Gamble Co.	61,234	5,628,629
Reckitt Benckiser Group PLC	127,773	9,792,738

		$26,222,864

Containers – 0.2%
Crown Holdings, Inc. (a)	92,305	$3,837,119

Electrical Equipment – 1.8%
HD Supply Holdings, Inc. (a)	108,129	$4,057,000
Johnson Controls International PLC	1,040,576	30,853,079

		$34,910,079

Electronics – 2.2%
Analog Devices, Inc.	128,512	$11,030,185
Texas Instruments, Inc.	333,283	31,495,243

		$42,525,428

Energy – Independent – 1.5%
EOG Resources, Inc.	195,373	$17,038,479
Occidental Petroleum Corp.	200,715	12,319,887

		$29,358,366

Energy – Integrated – 1.7%
Chevron Corp.	160,001	$17,406,509
Exxon Mobil Corp.	231,384	15,778,075

		$33,184,584

Food & Beverages – 4.4%
Archer Daniels Midland Co.	241,057	$9,876,105
Danone S.A.	129,922	9,156,261
General Mills, Inc.	444,833	17,321,797
J.M. Smucker Co.	78,689	7,356,635
Nestle S.A.	378,716	30,789,932
PepsiCo, Inc.	95,404	10,540,234

		$85,040,964

Health Maintenance Organizations – 1.6%
Cigna Corp.	164,455	$31,233,329

Insurance – 7.4%
Aon PLC	277,375	$40,319,230
Chubb Ltd.	305,487	39,462,811
MetLife, Inc.	537,054	22,051,437
Prudential Financial, Inc.	65,238	5,320,159
Travelers Cos., Inc.	315,519	37,783,400

		$144,937,037

Machinery & Tools – 3.2%
Eaton Corp. PLC	268,111	$18,408,502
Illinois Tool Works, Inc.	215,238	27,268,502
Ingersoll-Rand Co. PLC, “A”	191,000	17,424,930

		$63,101,934

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – 12.6%
Bank of New York Mellon Corp.	482,848	$22,727,655
Goldman Sachs Group, Inc.	192,117	32,093,145
JPMorgan Chase & Co.	912,605	89,088,500
PNC Financial Services Group, Inc.	228,368	26,698,503
State Street Corp.	259,338	16,356,448
Wells Fargo & Co.	1,257,610	57,950,669

		$244,914,920

Medical & Health Technology & Services – 0.7%
McKesson Corp.	117,971	$13,032,256

Medical Equipment – 7.0%
Abbott Laboratories	368,438	$26,649,121
Danaher Corp.	290,306	29,936,355
Medtronic PLC	605,345	55,062,181
Thermo Fisher Scientific, Inc.	108,013	24,172,229

		$135,819,886

Oil Services – 1.1%
Schlumberger Ltd.	600,273	$21,657,850

Other Banks & Diversified Financials – 4.9%
American Express Co.	191,969	$18,298,485
Citigroup, Inc.	693,733	36,115,740
U.S. Bancorp	906,860	41,443,502

		$95,857,727

Pharmaceuticals – 8.3%
Johnson & Johnson	568,574	$73,374,475
Merck & Co., Inc.	303,668	23,203,272
Novartis AG	61,838	5,296,324
Pfizer, Inc.	1,227,637	53,586,355
Roche Holding AG	25,276	6,250,104

		$161,710,530

Printing & Publishing – 0.7%
Moody’s Corp.	95,147	$13,324,386

Railroad & Shipping – 1.7%
Canadian National Railway Co.	149,828	$11,103,753
Union Pacific Corp.	164,803	22,780,719

		$33,884,472

Real Estate – 0.4%
Public Storage, Inc., REIT	38,637	$7,820,515

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telephone Services – 0.7%
Verizon Communications, Inc.	235,815	$13,257,519

Tobacco – 3.0%
Altria Group, Inc.	268,321	$13,252,374
Philip Morris International, Inc.	673,541	44,965,597

		$58,217,971

Trucking – 0.6%
United Parcel Service, Inc., “B”	110,462	$10,773,359

Utilities – Electric Power – 3.5%
Duke Energy Corp.	436,844	$37,699,637
Southern Co.	486,343	21,360,185
Xcel Energy, Inc.	186,298	9,178,902

		$68,238,724

Total Common Stocks (Identified Cost, $1,223,902,192)		$1,906,028,004

INVESTMENT COMPANIES (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 2.4% (v) (Identified Cost, $36,749,270)	36,752,946	$36,749,270

OTHER ASSETS, LESS LIABILITIES – 0.4%		8,815,404

NET ASSETS – 100.0%		$1,951,592,678

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $36,749,270 and $1,906,028,004, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/18

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,223,902,192)	$1,906,028,004
Investments in affiliated issuers, at value (identified cost, $36,749,270)	36,749,270
Cash	156,435
Receivables for
Investments sold	58,961
Fund shares sold	7,408,150
Dividends	4,509,900
Other assets	9,421
Total assets	$1,954,920,141

Liabilities
Payables for
Fund shares reacquired	$2,938,803
Payable to affiliates
Investment adviser	149,107
Shareholder servicing costs	727
Distribution and/or service fees	30,714
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	208,099
Total liabilities	$3,327,463
Net assets	$1,951,592,678

Net assets consist of
Paid-in capital	$1,140,949,784
Total distributable earnings (loss)	810,642,894
Net assets	$1,951,592,678
Shares of beneficial interest outstanding	114,105,199

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$823,744,359	47,622,276	$17.30
Service Class	1,127,848,319	66,482,923	16.96

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/18

Net investment income (loss)
Income
Dividends	$61,757,757
Dividends from affiliated issuers	367,840
Other	24,739
Income on securities loaned	23,055
Foreign taxes withheld	(295,540)
Total investment income	$61,877,851
Expenses
Management fee	$15,670,349
Distribution and/or service fees	3,283,171
Shareholder servicing costs	52,947
Administrative services fee	328,699
Independent Trustees’ compensation	33,090
Custodian fee	121,094
Shareholder communications	142,971
Audit and tax fees	56,611
Legal fees	17,853
Miscellaneous	56,190
Total expenses	$19,762,975
Reduction of expenses by investment adviser	(214,744)
Net expenses	$19,548,231
Net investment income (loss)	$42,329,620

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$96,239,498
Affiliated issuers	(937)
Foreign currency	(43,822)
Net realized gain (loss)	$96,194,739
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(358,625,795)
Translation of assets and liabilities in foreign currencies	(1,694)
Net unrealized gain (loss)	$(358,627,489)
Net realized and unrealized gain (loss)	$(262,432,750)
Change in net assets from operations	$(220,103,130)

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/18	12/31/17
Change in net assets

From operations
Net investment income (loss)	$42,329,620	$31,612,927
Net realized gain (loss)	96,194,739	152,140,144
Net unrealized gain (loss)	(358,627,489)	191,287,313
Change in net assets from operations	$(220,103,130)	$375,040,384
Total distributions to shareholders (a)	$(183,683,470)	$(133,963,629)
Change in net assets from fund share transactions	$(39,789,597)	$(116,293,113)
Total change in net assets	$(443,576,197)	$124,783,642

Net assets
At beginning of period	2,395,168,875	2,270,385,233
At end of period (b)	$1,951,592,678	$2,395,168,875

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended December 31, 2017, distributions from net investment income and from net realized gain were $41,910,441 and $92,053,188, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended December 31, 2017, end of period net assets included undistributed net investment income of $31,579,347.

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$20.92	$18.90	$18.39		$20.34	$19.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.30	$0.38	(c)	$0.40	$0.44
Net realized and unrealized gain (loss)	(2.32)	2.93	2.16		(0.67)	1.55
Total from investment operations	$(1.91)	$3.23	$2.54		$(0.27)	$1.99

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.40)	$(0.42)		$(0.48)	$(0.31)
From net realized gain	(1.39)	(0.81)	(1.61)		(1.20)	(0.62)
Total distributions declared to shareholders	$(1.71)	$(1.21)	$(2.03)		$(1.68)	$(0.93)
Net asset value, end of period (x)	$17.30	$20.92	$18.90		$18.39	$20.34
Total return (%) (k)(r)(s)(x)	(10.09)	17.65	14.09	(c)	(0.74)	10.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.74	0.73	(c)	0.73	0.73
Expenses after expense reductions (f)	0.72	0.73	0.72	(c)	0.73	0.72
Net investment income (loss)	2.02	1.51	2.02	(c)	2.00	2.23
Portfolio turnover	8	10	15		13	13
Net assets at end of period (000 omitted)	$823,744	$996,794	$968,078		$964,811	$1,118,647

Service Class	Year ended

	12/31/18	12/31/17	12/31/16		12/31/15	12/31/14

Net asset value, beginning of period	$20.55	$18.59	$18.12		$20.05	$19.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.25	$0.33	(c)	$0.34	$0.38
Net realized and unrealized gain (loss)	(2.28)	2.87	2.11		(0.65)	1.52
Total from investment operations	$(1.93)	$3.12	$2.44		$(0.31)	$1.90

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.35)	$(0.36)		$(0.42)	$(0.26)
From net realized gain	(1.39)	(0.81)	(1.61)		(1.20)	(0.62)
Total distributions declared to shareholders	$(1.66)	$(1.16)	$(1.97)		$(1.62)	$(0.88)
Net asset value, end of period (x)	$16.96	$20.55	$18.59		$18.12	$20.05
Total return (%) (k)(r)(s)(x)	(10.36)	17.35	13.78	(c)	(0.93)	10.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.99	0.98	(c)	0.98	0.98
Expenses after expense reductions (f)	0.97	0.98	0.97	(c)	0.98	0.97
Net investment income (loss)	1.77	1.26	1.78	(c)	1.76	1.99
Portfolio turnover	8	10	15		13	13
Net assets at end of period (000 omitted)	$1,127,848	$1,398,374	$1,302,307		$1,167,754	$1,481,882

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value

14

MFS Value Series

Notes to Financial Statements – continued

has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,808,156,355	$—	$—	$1,808,156,355
Switzerland	—	42,336,360	—	42,336,360
United Kingdom	35,275,275	—	—	35,275,275
Canada	11,103,753	—	—	11,103,753
France	9,156,261	—	—	9,156,261
Mutual Funds	36,749,270	—	—	36,749,270
Total	$1,900,440,914	$42,336,360	$—	$1,942,777,274

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or

15

MFS Value Series

Notes to Financial Statements – continued

federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2018, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/18	Year ended 12/31/17
Ordinary income (including any short-term capital gains)	$38,931,264	$43,636,516
Long-term capital gains	144,752,206	90,327,113
Total distributions	$183,683,470	$133,963,629

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/18

Cost of investments	$1,270,559,325
Gross appreciation	721,881,547
Gross depreciation	(49,663,598)
Net unrealized appreciation (depreciation)	$672,217,949

Undistributed ordinary income	42,461,123
Undistributed long-term capital gain	95,964,643
Other temporary differences	(821)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

16

MFS Value Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 12/31/18	Year ended 12/31/17	Year ended 12/31/18	Year ended 12/31/17
Initial Class	$14,460,774	$18,606,105	$62,956,754	$38,073,487
Service Class	17,119,442	23,304,336	89,146,500	53,979,701
Total	$31,580,216	$41,910,441	$152,103,254	$92,053,188

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2018, this management fee reduction amounted to $214,744, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2020. For the year ended December 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2018, the fee was $52,223, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2018, these costs amounted to $724.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2018 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of

17

MFS Value Series

Notes to Financial Statements – continued

Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2018, the fee paid by the fund under this agreement was $3,885 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $227,338 and $3,075,554, respectively. The sales transactions resulted in net realized gains (losses) of $(61,003).

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to December 31, 2018, this reimbursement amounted to $24,391, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $175,086,198 and $390,680,722, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/18		Year ended 12/31/17

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	4,661,112	$90,066,477	3,112,430	$62,667,706
Service Class	4,717,524	92,678,949	5,441,312	107,596,402
	9,378,636	$182,745,426	8,553,742	$170,264,108

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,951,890	$77,417,528	2,942,866	$56,679,592
Service Class	5,526,050	106,265,942	4,082,622	77,284,037
	9,477,940	$183,683,470	7,025,488	$133,963,629

Shares reacquired
Initial Class	(8,629,565)	$(173,072,220)	(9,631,383)	$(193,884,289)
Service Class	(11,801,477)	(233,146,273)	(11,541,084)	(226,636,561)
	(20,431,042)	$(406,218,493)	(21,172,467)	$(420,520,850)

Net change
Initial Class	(16,563)	$(5,588,215)	(3,576,087)	$(74,536,991)
Service Class	(1,557,903)	(34,201,382)	(2,017,150)	(41,756,122)
	(1,574,466)	$(39,789,597)	(5,593,237)	$(116,293,113)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 6%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended December 31, 2018, the fund’s commitment fee and interest expense were $13,561 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Value Series

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount

MFS Institutional Money Market Portfolio		15,210,625	299,237,480	(277,695,159)	36,752,946

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value

MFS Institutional Money Market Portfolio	$(937)	$—	$—	$367,840	$36,749,270

19

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Value Series (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	alpha-En Corporation, Director (since 2016)

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s) Nevin Chitkara Steven Gorham

23

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

25

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $159,228,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., Michael Hegarty, and James W. Kilman, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, Hegarty, and Kilman and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2018 and 2017, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2018	2017
Fees billed by Deloitte:
MFS Global Equity Series	46,007	44,982
MFS Growth Series	46,832	45,789
MFS Investors Trust Series	46,007	44,982
MFS Mid Cap Growth Series	46,007	44,982
MFS New Discovery Series	46,007	44,982
MFS Research Series	46,936	45,891
MFS Total Return Bond Series	65,873	64,421
MFS Total Return Series	64,886	63,455
MFS Utilities Series	46,112	45,085
MFS Value Series	46,832	45,789

Total	501,499	490,358

For the fiscal years ended December 31, 2018 and 2017, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS Global Equity Series	2,400	2,400	5,335	5,220	0	0
To MFS Growth Series	2,400	2,400	5,335	5,220	0	0
To MFS Investors Trust Series	2,400	2,400	5,335	5,220	0	0
To MFS Mid Cap Growth Series	2,400	2,400	5,335	5,220	0	0
To MFS New Discovery Series	2,400	2,400	5,335	5,220	0	0
To MFS Research Series	2,400	2,400	5,335	5,220	0	0
To MFS Total Return Bond Series	2,400	2,400	5,335	5,220	0	0
To MFS Total Return Series	2,400	2,400	5,335	5,220	0	0
To MFS Utilities Series	2,400	2,400	5,335	5,220	0	0
To MFS Value Series	2,400	2,400	5,335	5,220	0	0

Total fees billed by Deloitte to above Funds:	24,000	24,000	53,350	52,200	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Equity Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Growth Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Investors Trust Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS New Discovery Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Research Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Bond Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Utilities Series*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Value Series*	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services:
	2018	2017
Fees billed by Deloitte:
To MFS Global Equity Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Growth Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Investors Trust Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	13,125	812,246
To MFS New Discovery Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Research Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Total Return Bond Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Total Return Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Utilities Series, MFS and MFS Related Entities#	13,125	812,246
To MFS Value Series, MFS and MFS Related Entities#	13,125	812,246

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2019

*	Print name and title of each signing officer under his or her signature.